UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

VERANO HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VERANO HOLDINGS CORP.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

April 29, 2024

The 2024 annual general meeting of shareholders (the “Meeting”) of Verano Holdings Corp., a British Columbia corporation (the “Company”), will be a virtual meeting held on June 20, 2024, at 9:30 a.m. (Central Time), via live webcast at https://web.lumiconnect.com/#/236148521. The password “verano2024” (case sensitive) is required to enter the Meeting.

The Meeting will be held for the following purposes:

●	to receive the financial statements of the Company for the year ended December 31, 2023 together with the report of the Company’s auditor thereon;

●	to set the number of directors of the Company at five, subject to such increases as may be permitted by the Articles of the Company;

●	to elect five directors for the forthcoming year from the nominees proposed by the board of directors of the Company (the “Board”);

●	the approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the accompanying proxy statement;

●	the recommendation, on a non-binding advisory basis, of the frequency (every year, two years or three years) that the Company will hold a non-binding advisory shareholder vote to approve the compensation paid to the Company’s named executive officers;

●	to re-appoint Macias Gini & O’Connell LLP as auditor for the Company and the authorization of the Board to fix the auditor’s remuneration and terms of engagement; and

●	to transact such other business as may properly come before the Meeting or any adjournments thereof.

This Notice of Annual General Meeting of Shareholders is accompanied by a management information circular and proxy statement for the Meeting. As permitted by applicable securities law, the Company is using “notice-and-access” to deliver the management information circular and proxy statement to shareholders. On or about May 10, 2024, we will mail a notice to shareholders with information about how they can access the management information circular and proxy statement electronically and how to request a paper copy. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption.

The management information circular and proxy statement, the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2023, together with the notes thereto, the independent auditor’s report thereon and the related management’s discussion and analysis are available for viewing, printing or downloading on the Company’s website at https://investors.verano.com, on the Company’s profile page on Canada’s System for Electronic Document Analysis and Retrieval at https://www.sedarplus.ca and on the Company’s profile page on the U.S. Securities and Exchange Commission’s website at https://www.sec.gov.

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournments thereof is April 24, 2024. Shareholders of the Company whose names are set forth in the register of shareholders of the Company at the close of business on such date will be entitled to receive notice of and to vote at the Meeting or any adjournments thereof.

A shareholder of the Company may attend the Meeting live via webcast or may be represented at the Meeting by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournments thereof may vote their shares via the Internet using secure online voting or may date, sign and return their proxy card for use at the Meeting or any adjournments thereof.

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All voting instructions are listed on the proxy card or on the voting instructions sent by an intermediary. Your proxy card must be received by our proxy tabulator, Odyssey Trust Company, no later than 9:30 a.m. (Central Time) on June 18, 2024 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of the Meeting following any adjournments thereof. If you are a non-registered holder, please provide your voting directions by the time specified by your intermediary.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read the accompanying management information circular and proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the heading titled “How You Can Vote” and to the instructions on your proxy card or voting instructions sent by an intermediary.

DATED as of April 29, 2024
By Order of the Board of Directors

George Archos
Chair of the Board and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2024

The Notice of Annual General Meeting of Shareholders and accompanying management information circular and proxy statement are available on our website at https://investors.verano.com.

The Company’s Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2023, is available on our website at https://investors.verano.com.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING

https://vote.odysseytrust.com

OR

MARK, SIGN, DATE AND RETURN YOUR PROXY CARD OR VOTING DIRECTIONS BY MAIL, or as otherwise instructed, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING OF SHAREHOLDERS.

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MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

FOR THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 20, 2024

This management information circular and proxy statement (this “Proxy Statement”) contain information about the 2024 Annual General Meeting of Shareholders of Verano Holdings Corp. (the “Meeting”), to be held via live webcast on June 20, 2024 beginning at 9:30 a.m. (Central time), at https://web.lumiconnect.com/#/236148521. The Verano Holdings Corp. board of directors (the “Board”) is using this Proxy Statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company,” “Verano” or similar terms refers to Verano Holdings Corp., a British Columbia corporation, together with its subsidiaries. The mailing address of our principal executive office is 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A.

All properly submitted proxy cards will be voted in accordance with the directions contained therein. If no voting directions are specified, the proxies will be voted in accordance with the recommendation of the Board with respect to each of the matters to be voted on as set forth in this Proxy Statement. If you submitted a proxy card, you may revoke your proxy card: (i) up to 9:30 a.m. (Central time) on June 18, 2024, which is the day that is two business days before the date of the Meeting, by giving our Corporate Secretary written notice to that effect; (ii) at the Meeting by providing written notice to the Chair of the Board to that effect; or (iii) at the registered office of the Company. If you submitted voting directions to your intermediary, you may revoke it in the manner set forth in the voting instructions the intermediary sent to you.

We made this Proxy Statement and our Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), available to our shareholders commencing on or about May 10, 2024.

All dollar amounts herein are expressed in United States dollars, unless otherwise indicated.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held on June 20, 2024. This Proxy Statement and the Annual Report are available for viewing, printing and downloading on the Company’s website at https://investors.verano.com, on the Company’s profile page on Canada’s System for Electronic Document Analysis and Retrieval (“SEDAR+”) at https://www.sedarplus.ca and under the Company’s profile page on the U.S. Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

The Board is using this Proxy Statement to solicit proxies for use at the Meeting to be held via live webcast on June 20, 2024 and is making the Meeting materials available by posting them online to access, rather than by mailing unless mailing is requested by a shareholder. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at a nominal cost to the Company.

As a shareholder, you are invited to attend the Meeting and are entitled to vote on the proposals described in this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by, or on behalf of, management of the Company and the Board and we request that you vote on the proposals described herein. This Proxy Statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian corporate and securities laws.

What is the difference between a registered or record shareholder and a non-registered or beneficial shareholder?

Most of our shareholders hold our shares through a bank, broker, plan trustee or other nominee (each, an “Intermediary”) rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Registered or Record Shareholders

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company (“Odyssey”), you are the registered or record shareholder of our shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting, or any adjournments or postponements thereof. You have received a proxy card to use in voting your shares held of record either by mail or email.

If you are a registered or record shareholder, please return your completed proxy card as specified in the accompanying proxy and this Proxy Statement. If you have any questions with respect to the voting of your shares held of record, please contact us for assistance at investors@verano.com or by calling us at 312-265-0730.

Non-registered or Beneficial Shareholders

If your shares are held through an Intermediary, it is likely that they are registered in the name of the Intermediary, and you are the non-registered or beneficial shareholder of our shares held on your behalf in street name. As the beneficial owner of shares held by an Intermediary, you have the right to direct the Intermediary, as the registered holder, to vote your shares as you instruct, and you also are invited to attend the Meeting. However, since a beneficial shareholder is not the shareholder of record, you may not vote your shares electronically at the Meeting, or any adjournments or postponements thereof, unless you obtain a legal proxy from the Intermediary giving you the right to do so. If you are a non-registered or beneficial shareholder resident in Canada, you may be able to appoint yourself as proxyholder to vote your shares during the Meeting, if provided for in the instructions sent by your Intermediary. If applicable, you must follow the voting instructions provided by your Intermediary to vote your shares at the meeting. The Company has distributed this Proxy Statement and the accompanying proxy card to Intermediaries for onward distribution to beneficial shareholders whose shares are held by or in the custody of those Intermediaries. The Intermediaries are required to forward this Proxy Statement and other proxy materials to our beneficial shareholders.

Solicitation of proxies from beneficial shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of beneficial shareholders are provided to the Company by the Intermediaries. Beneficial shareholders who have received this Proxy Statement and other proxy materials from their Intermediary should follow the instructions of their Intermediary with respect to the procedure to be followed for voting at the Meeting.

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Generally, beneficial shareholders will either be provided:

●	a form of proxy executed by the Intermediary, but otherwise not completed; or

●	voting instructions from the Intermediary requesting directions as to how you would like to vote on each Proposal.

If you receive a signed but incomplete proxy card from your Intermediary, you should complete the proxy card and return it directly to our proxy tabulator, Odyssey, as set forth in this Proxy Statement. If you receive voting instructions from the Intermediary, you should submit your vote to the Intermediary following the procedures set forth in the voting instructions. The Intermediary is required to send the Company an executed proxy that includes your voting directions received by the Intermediary.

If you are a beneficial shareholder, the proxy materials have been sent to your Intermediary in accordance with applicable U.S. and/or Canadian securities regulatory requirements. Your Intermediary is responsible for: (1) delivering the proxy materials to you; and (2) executing your proper voting directions. Beneficial shareholders who have elected to receive the proxy materials by electronic delivery will have received e-mail notification from the Intermediary that the proxy materials are available electronically on the Company’s website.

If you are a non-registered or beneficial shareholder, please return your completed proxy or your completed voting directions, as applicable, as specified by your Intermediary. If you have any questions with respect to the voting of your shares held through any Intermediary, please contact your Intermediary for assistance.

What is included in the proxy materials?

The proxy materials include:

●	the Notice of Annual General Meeting of Shareholders;

●	this Proxy Statement;

●	a proxy card; and

●	the Annual Report.

What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be presented at the Meeting, the voting process, the Board and its committees, our corporate governance, the compensation of our directors and named executive officers and other information required by the SEC and Canadian corporate and securities laws.

How may I obtain a paper copy or an additional paper copy of this Proxy Statement?

You have received online access to this Proxy Statement and other proxy materials unless you have opted for delivery of paper proxy materials. If you are a shareholder of record and have requested paper proxy materials and you share an address with another record shareholder of the Company, you may receive only one set of paper proxy materials unless you have properly provided contrary instructions. If you wish to receive an additional set of paper proxy materials, please request the paper proxy materials by contacting our Corporate Secretary by email at investors@verano.com or by calling us at 312-265-0730. The Company will deliver promptly upon written or oral request an additional copy of the proxy materials to a record shareholder at a shared address to which a single set of paper proxy materials was delivered.

If you are a shareholder of record, a paper set of the proxy materials will be sent to you promptly following receipt of your proper request.

If you are a shareholder of record and wish to receive paper proxy materials in the future, or if you have received multiple sets of paper proxy materials and would like to receive only one set in the future, please contact Odyssey by mail at 702 – 67 Yonge Street, Toronto ON M5E 1J8 or by email at shareholders@odysseytrust.com.

If you are a beneficial owner of shares and you wish to receive paper proxy materials in the future, or if you have received multiple sets of paper proxy materials and would like to receive only one set in the future, please contact your Intermediary directly.

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The Meeting

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by e-mail and postal mail but may be supplemented by telephone or other personal contact.

We will reimburse Intermediaries for forwarding proxy materials to beneficial owners.

What items of business will be voted on at the Meeting?

The following proposals will be voted on at the Meeting:

●	the setting of the number of directors of the Company at five, subject to such increases as may be permitted by the Articles of the Company;

●	the election of five directors for the forthcoming year;

●	the approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement (the “Say-on-Pay Proposal”);

●	the recommendation, on a non-binding advisory basis, of the frequency (every year, two years or three years) that the Company will hold a non-binding advisory shareholder vote to approve the compensation paid to the Company’s named executive officers (the “Say-on-Frequency Proposal”);

●	the re-appointment of Macias Gini & O’Connell LLP (“MGO”) as auditor for the Company and the authorization of the Board to fix the auditor’s remuneration and terms of engagement; and

●	the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

What are my voting choices?

You may vote:

●	“FOR” or “AGAINST” for the setting of the number of directors at five;

●	“FOR” or “WITHHOLD” for the election of a director;

●	“FOR,” “AGAINST” or “ABSTAIN” for the Say-on-Pay Proposal;

●	“ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN” for the Say-on-Frequency Proposal; and

●	“FOR” or “WITHHOLD” for the re-appointment of MGO as auditor for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares (i) “FOR” the setting of the number of directors at five; (ii) “FOR” each director nominee to be re-elected to the Board; (iii) “FOR” the Say-on-Pay Proposal; (iv) “ONE YEAR” for the Say-on-Frequency Proposal; and (v) “FOR” the re-appointment of MGO as auditor for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement.

What presence of shareholders is needed in order to conduct business at the Meeting?

A quorum is required to conduct business at the Meeting. A quorum will be present if two persons are present in person or by proxy at the Meeting who are, or who represent by proxy, shareholders who hold in the aggregate at least 5% of the issued shares entitled to be voted at the Meeting.

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Even if you indicate “WITHHOLD” with respect to either or each of the proposals for the election of a director or the re-appointment of MGO or “ABSTAIN” with respect to either or each of the Say-on-Pay Proposal or the Say-on-Frequency Proposal, you and your shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Similarly, if Intermediaries that are present at the Meeting, either by person or by proxy, submit a broker non-vote, such Intermediary, such Intermediary will be counted for purposes of determining the presence or absence of a quorum at the Meeting. However, broker non-votes and abstentions will not be considered votes cast with respect to any of the proposals brought before the Meeting.

What vote is required to approve each item?

Holders of our Class A subordinate voting shares (the “Subordinate Voting Shares”) are entitled to one vote for each Subordinate Voting Share held on each matter to be voted on at the Meeting election of directors. All votes will be tabulated by the scrutineer appointed for the Meeting. Holders of our Class B proportionate voting shares (the “Proportionate Voting Shares”) are entitled to 100 votes for each Proportionate Voting Share held on each matter to be voted on at the meeting. As of the Record Date, no Proportionate Voting Shares were outstanding.

Assuming the presence of a quorum, the following table describes the vote required by our shareholders to approve each of the proposals to be voted on at the Meeting as set forth in this Proxy Statement.

Proposal	Required Vote
Set the number of directors at five	The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the Meeting is required to set the number of directors of the Company at five, subject to such increases as may be permitted by the Articles of the Company.

Election of Directors	The nominees for director who receive the most votes cast by shareholders entitled to vote at the Meeting (also known as plurality of the votes cast) will be elected, subject to the Company’s Majority Voting Policy (as described under the heading “Proposal No. 2 – Election of Directors – Majority Voting Policy.”)

Approval of the Say-on-Pay Proposal	The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the Meeting is required to approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement.

Recommendation on Say-on-Frequency Proposal

The option receiving the most votes between one, two and three years will be the option recommended by shareholders for the frequency of the shareholder vote to approve on a non-binding advisory basis the compensation of the Company’s named executive officers.

Re-appointment and remuneration of auditor	The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the Meeting is required to re-appoint MGO as our auditor and to authorize the Board to fix the auditor’s remuneration and terms of engagement thereof.

What happens if additional proposals are presented at the Meeting?

As of the date of this Proxy Statement, management of the Company knows of no amendments or variations to the proposals set forth in this Proxy Statement or any other proposals to come before the Meeting. However, if other proposals properly come before the Meeting, it is the intention of the persons named in the proxy to vote such proxy on the other proposals according to their good faith judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a Current Report on Form 8-K that we will file with the SEC and on SEDAR+ promptly following the Meeting. The Current Report on Form 8-K will also be available on our website at https://investors.verano.com.

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How You Can Vote

What is the Record Date?

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournments thereof is April 24, 2024 (the “Record Date”).

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including: (1) shares held directly in your name as the shareholder of record; and (2) shares held for you as the beneficial owner through an Intermediary. On the Record Date, there were 688 shareholders of record holding 344,163,150 Subordinate Voting Shares. On the Record Date, there were no Class B proportionate voting shares (the “Proportionate Voting Shares”) outstanding.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT THEM AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the proxy and by inserting the name of the person or company to be appointed in the space provided on the proxy card or by completing another proper form of proxy and, in either case, delivering the completed proxy to Odyssey by mail to 702 – 67 Yonge Street, Toronto ON M5E 1J8. Alternatively, you may vote by Internet at https://vote.odysseytrust.com.

How can I vote at the Meeting?

You may vote shares that you hold in your name as the shareholder of record electronically at the Meeting. You may vote shares for which you are the beneficial owner electronically at the Meeting only if prior to the Meeting you have obtained from the Intermediary that is the record holder a valid proxy giving you the right to vote the shares and submitted such legal proxy to Odyssey by e-mail to verano@odysseytrust.com by 9:30 a.m. (Central Time) on June 18, 2024.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting directions in advance, so that your vote will be counted if you later decide not to attend the Meeting.

How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournments or postponements thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting directions as specified in your Intermediary’s request for voting directions. Each registered shareholder submitting a proxy has the right to appoint one or more proxyholders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For information on how to vote, please refer to the following instructions and those included on your proxy card or voting instructions received from your Intermediary. A proxy card will not be valid unless completed and submitted in accordance with the instructions set out in the proxy card.

Voting by Internet

All shareholders of record may vote via the Internet by following the instructions on the proxy card.

Voting by Mail

Record shareholders may vote by mail by signing, dating and returning their proxy card to our proxy tabulator, Odyssey, at the following address:

Odyssey Trust Company

702 – 67 Yonge Street

Toronto ON M5E 1J8

Beneficial shareholders may vote by following the voting instructions provided by their Intermediary.

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How do I attend the virtual Meeting?

The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a record shareholder as of the close of business on the Record Date or if you hold a valid proxy to vote at the Meeting.

You will be able to attend the Meeting online by visiting https://web.lumiconnect.com/#/236148521. To enter the Meeting, the password “verano2024” (case sensitive) is required. To participate and submit questions or your vote, you will need your 12-digit control number included in your proxy materials and on your proxy card. If you are a beneficial holder, you should contact your Intermediary for instructions on how to attend the virtual meeting.

The Meeting will begin promptly at 9:30 a.m. (Central Time) on June 20, 2024. We encourage you to access the Meeting prior to the start time. Online access will open at 9:15 a.m. (Central Time), and you should allow ample time to log in to and access the Meeting webcast and test your computer audio system. Technical assistance will be available via a telephone number that will be posted on the Meeting login page.

We recommend that you carefully review the procedures to gain admission to the Meeting in advance. If you do not comply with the procedures described in this Proxy Statement for attending the Meeting online, you will not be able to participate online.

Will I be able to attend the Meeting without a 12-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 12-digit control number that is included in your proxy materials and on your proxy card. If you are a beneficial holder, you should contact your Intermediary for instructions on how to attend the virtual meeting.

Why is it a virtual Meeting?

We believe virtual meeting technology provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world.

You will be able to attend the Meeting online by visiting https://web.lumiconnect.com/#/236148521 and entering the password “verano2024” (case sensitive). You will also be able to vote your shares and submit questions or comments electronically at the Meeting using your 12-digit control number that is included in your proxy materials and on your proxy card. If you are a beneficial holder, you should contact your Intermediary for instructions on how to attend the virtual meeting.

We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, if you have a 12-digit control number you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have being admitted to the Meeting. If you encounter any difficulties accessing the Meeting during check-in or during the Meeting, please call the technical support number that will be posted on the virtual Meeting login page https://web.lumiconnect.com/#/236148521.

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How do I submit questions for the Meeting?

Shareholders who wish to submit questions or comments may do so during the live webcast of the Meeting at https://web.lumiconnect.com/#/236148521. You must enter the Meeting using the password “verano2024” (case sensitive) and you must also have your 12-digit control number if you wish to submit questions or comments. Instructions will be available on the Meeting website and technical assistance will be available.

How will my shares be voted?

Unless otherwise indicated by the shareholder, shares represented by properly executed proxies in favor of persons designated in the printed portion of the proxy card will be voted:

●	“FOR” the setting of the number of directors at five in Proposal No. 1;

●	“FOR” the re-election of our existing directors, all of whom have been nominated by the Board, in Proposal No. 2;

●	“FOR” the Say-on-Pay Proposal in Proposal No. 3;

●	“ONE YEAR” for the Say-on-Frequency Proposal in Proposal No. 4; and

●	“FOR” the re-appointment of MGO as our auditor for the ensuing year and the authorization of the Board to fix the auditor’s renumeration and set the terms of engagement in Proposal No. 5.

If indicated by the shareholder, the shares represented by the proxy card will be voted or withheld from voting in accordance with the directions of the shareholder with respect to any matter to be acted upon at the Meeting.

The proxy confers discretionary authority on the persons named therein with respect to amendments or variations to the proposals identified in this Proxy Statement or other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

Will shares I hold in my brokerage account or through another Intermediary be voted if I do not provide timely voting directions?

If your shares are held through a brokerage firm or other Intermediary, they will be voted as you timely direct in accordance with the voting instructions provided to you by your Intermediary.

For any shares you hold beneficially through U.S. brokerage accounts, if you do not return your vote in accordance with the voting instructions to your U.S. broker on a timely basis, your U.S. broker will have the authority to vote your brokerage shares only on the proposal regarding the re-appointment, renumeration and terms of engagement of our auditor. Your U.S. broker is prohibited from voting your shares on your behalf without your specific voting directions on the proposals for the number of directors and the election of directors, the Say-on-Pay Proposal and Say-on-Frequency Proposal, and on any other proposal that may come before the Meeting. These “broker non-votes” and abstentions will not be considered votes cast with respect to any of the proposals brought before the Meeting. Without specific directions, Canadian brokers are prohibited from voting their customers’ shares. Similarly, if you do not provide voting directions, Canadian brokers are prohibited from voting your shares on your behalf for all proposals.

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Will shares that I own as a record shareholder be voted if I do not timely return my proxy card?

Shares that you own as a record shareholder will be voted as you timely direct on your proxy card. If you submit your proxy card without giving specific directions, your shares will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely submit your proxy card, your shares will not be voted unless you or your proxyholder attends the Meeting via the live webcast and any adjournments or postponements thereof and properly submit votes electronically during the Meeting in accordance with the requirements described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote by proxy?

If you hold shares as the record shareholder and if you are voting by proxy prior to the Meeting, then your vote by proxy must be received electronically or by physical mail no later than 9:30 a.m. (Central Time) on June 18, 2024, or 48 hours prior to the beginning of the Meeting following any adjournments thereof. If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary with respect to the deadline for your vote to be counted.

May I change or revoke my vote?

A shareholder of record who has submitted a proxy for the Meeting may revoke it:

●	at any time up to 9:30 a.m. (Central Time) on June 18, 2024, which is two business days preceding the day of the Meeting, or 48 hours before the beginning of the Meeting following any adjournments thereof, by an instrument in writing executed by the record shareholder, or by such shareholder’s duly authorized representative, authorized in writing, and either delivered to (1) the attention of the Corporate Secretary of the Company or (2) to Odyssey Trust Company at 702 – 67 Yonge Street, Toronto ON M5E 1J8 by the stated time;

●	by delivering written notice of such revocation to the Chair of the Meeting at the principal office of the Company prior to the commencement of the Meeting or any adjournments thereof; or

●	at the registered office of the Company, being 20th Floor, 250 Howe Street, Vancouver, British Columbia V6C 3R8, at any time up to and including the last business day before the day set for the holding of the Meeting, including any adjournments thereof, at which the proxy is to be used.

Even if you submit a vote prior to the Meeting, if you have a 12-digit control number, you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

For shares you hold as a beneficial shareholder, you may change your vote by timely following your Intermediary’s voting instructions for submitting new voting directions (which revokes your earlier directions), or, if you have obtained a legal proxy from the Intermediary giving you the right to vote your shares, by attending the Meeting and voting via the live webcast by using your 12-digit control number.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the Company’s proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals to be considered at shareholder meetings of the Company. In accordance with the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal for consideration at a shareholder meeting does not guarantee its inclusion in the Company’s proxy materials for such meeting.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received, as set forth below, no later than the close of business (Central Time) on January 10, 2025. Shareholder proposals must also comply with all applicable provisions of the Exchange Act, including Rule 14a-8 thereunder.

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The BCBCA sets out the requirements for a valid shareholder proposal and provides for the rights and obligations of the Company and the submitter upon a shareholder proposal being received by the Company. The BCBCA requires that the shareholder proposals that a shareholder requests be included in the Company’s proxy materials for next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting (March 20, 2025). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Shareholder proposals must be delivered in writing to our Corporate Secretary at Verano Holdings Corp., 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

In addition to satisfying the foregoing requirements with respect to shareholder proposals, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees who are not the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2025 and comply with the disclosure and procedural requirements in connection with shareholder nominations of directors in our Articles.

Obtaining Additional Information

Why did I receive a notice in the mail regarding the internet availability of the proxy materials instead of a paper copy of the proxy materials?

For distribution of this Proxy Statement and other proxy materials to shareholders, the Company is using the “Notice-and-Access” provisions of applicable securities laws set forth in Rule 14a-16 under the Exchange Act, Canadian National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer and Canadian National Instrument 51-102—Continuous Disclosure Obligations. Under notice-and-access, companies may post proxy materials on a website for investor access and review and also must make such proxy materials available in paper copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. This Proxy Statement and the Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available on our website at https://investors.verano.com, on our profile page on the SEC’s website at https://www.sec.gov and on our profile page on SEDAR+ at https://www.sedarplus.ca.

How may I obtain financial and other information about the Company?

Our audited consolidated financial statements for the fiscal year ended December 31, 2023 are included in the Annual Report on Form 10-K which was filed with the SEC and on SEDAR+ on March 15, 2024. We made available this Proxy Statement and the Annual Report to shareholders on May 10, 2024. This Proxy Statement and the Annual Report are also available for viewing, printing and downloading free of charge on our website at https://investors.verano.com, on the SEC’s website at https://www.sec.gov and on SEDAR+ at https://www.sedarplus.ca.

By writing to us, record shareholders also may obtain, without charge, a copy of our Articles, Code of Business Conduct and Ethics for directors, officers and employees (the “Code of Conduct”) and the charters for the Board’s two standing committees, the Audit Committee and Compensation Committee. Our Articles, Code of Conduct, and Board standing committee charters are also available for viewing, printing, and downloading free of charge on our website at https://investors.verano.com.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share ownership or transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company

702 – 67 Yonge Street

Toronto ON M5E 1J8

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ADVICE TO BENEFICIAL OWNERS OF OUR SHARES

Beneficial shareholders do not hold shares in their own name and their shares are registered in the name of an Intermediary or an agent thereof. Only record shareholders or their duly authorized proxies can be recognized and vote at the Meeting. If your shares are listed in an account statement provided to you by an Intermediary, then in almost all cases those shares will not be registered in your name on the records of the Company. Your shares will likely be registered under the name of your Intermediary or an agent of that Intermediary. In Canada, most beneficially owned shares are registered under the name of “CDS & Co.” (the registration name for CDS Clearing and Depository Services Inc., which acts as a nominee for many Canadian brokerage firms).

Without specific voting directions from beneficial shareholders, Intermediaries that are record holders of our shares are prohibited from voting such shares on the proposals (other than, in the case of U.S. intermediaries, the proposal with respect to our auditor) to come before the Meeting. Valid voting directions from their clients who are the beneficial shareholders are necessary and therefore, beneficial shareholders should ensure that valid directions for the voting of their shares are communicated to the Intermediary well in advance of the Meeting.

Applicable regulatory policy requires Intermediaries to seek voting directions from beneficial shareholders in advance of shareholder meetings. Every Intermediary has its own distribution procedures for proxy materials and provides its own voting instructions which should be carefully followed by beneficial shareholders to ensure that their shares are voted at the Meeting. Often, the voting instructions supplied to a beneficial shareholder by the Intermediary is similar to the form of proxy card provided to record shareholders; however, its purpose is limited to instructing the Intermediary how to vote on behalf of, and as directed by, the beneficial shareholder.

We believe that the majority of Intermediaries delegate responsibility for obtaining voting directions from beneficial shareholders to Broadridge Financial Solutions, Inc. (“Broadridge”). If your Intermediary delegates this responsibility, Broadridge typically mails a scannable voting instruction card to the beneficial shareholders. The beneficial shareholder is requested to complete and return its voting direction to Broadridge in the manner detailed in the voting instructions. Alternatively, beneficial shareholders may be able to call a toll-free telephone number provided by Broadridge or visit https://www.proxyvote.com to vote their shares. Broadridge tabulates the results of all voting directions received by it from beneficial shareholders and provides aggregate votes to the voting tabulator with respect to the voting of the beneficially owned shares for which it received shareholder voting directions. A beneficial shareholder receiving voting instructions from Broadridge cannot use the voting instructions to vote shares directly at the Meeting. A beneficial shareholder’s vote must be submitted to Broadridge as directed by Broadridge well in advance of the Meeting to have the shares voted by Broadridge on behalf of the beneficial shareholder and timely submitted.

Although a beneficial shareholder may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of their Intermediary, a beneficial shareholder may attend the Meeting as the proxyholder for the Intermediary and vote the shares it beneficially owns in that capacity. Beneficial shareholders who wish to attend the Meeting and vote their beneficially owned shares in the capacity as the proxyholder for the Intermediary, as the record shareholder, should enter their own names as the proxyholder as provided in the voting instructions provided to them by the Intermediary and then return the properly completed instrument to their Intermediary in accordance with the voting instructions provided by such Intermediary well in advance of the Meeting.

The Company intends to send this Proxy Statement and other proxy materials for the Meeting indirectly through Intermediaries to non-objecting beneficial shareholders under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). The Company will pay for the costs of delivery of proxy materials to objecting beneficial shareholders.

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OVERVIEW OF THE COMPANY

Verano Holdings Corp., a British Columbia corporation (“Verano,” the “Company,” “we,” “us,” or “our”), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographical scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plan progress and the bold exploration of cannabis. An operator of licensed cannabis cultivation, processing, wholesale distribution and retail facilities, our goal is the ongoing development of communal wellness by providing responsible access to regulated medical and adult-use cannabis products to discerning customers. As of April 24, 2024, through our subsidiaries and affiliates we operate businesses in 13 states, including 138 retail dispensaries and 14 production facilities with over 1,000,000 square feet of cultivation capacity. We produce a wide variety of high quality cannabis products sold under our portfolio of consumer brands, including Encore™, Avexia™, MÜV™, Savvy™, BITS™ and Verano™. We also design, build and operate branded retail environments including Zen Leaf™ and MÜV™ dispensaries that deliver a cannabis shopping experience in both medical and adult-use markets, including through Cabbage Club, an annual membership program offering exclusive benefits for cannabis consumers.

Notwithstanding the permissive regulatory environment of medical, and in some cases, also adult-use (i.e., recreational) cannabis, at the state level, it remains illegal under U.S. federal law to cultivate, manufacture, distribute, sell or possess cannabis in the U.S. Because federal law prohibits transporting any federally restricted substance across state lines, cannabis cannot be transported across state lines. As a result of federal law prohibitions, the U.S. cannabis industry is currently conducted on a state-by-state basis. To date, in the U.S. 38 states plus the District of Columbia and the U.S. territories of Puerto Rico, Guam, the Commonwealth of Northern Marina Islands, and the U.S. Virgin Islands have authorized comprehensive medical cannabis programs, 24 states plus the District of Columbia and the U.S. territories of Guam, the Commonwealth of Northern Mariana Islands, and the U.S. Virgin Islands have authorized comprehensive programs for medical and adult-use (i.e. recreational) cannabis, and 11 states allow the use of low tetrahydrocannabinol (“THC”) and high cannabidiol (“CBD”) products for specified medical uses. Verano operates within states where cannabis use, medical or both medical and adult-use, has been approved by state and local regulatory bodies. Strict compliance with state and local laws with respect to cannabis may neither absolve the Company of liability under U.S. federal law, nor may it provide a defense to any federal proceeding which may be brought against the Company.

Verano is a reporting issuer under both applicable securities legislation in all of the provinces and territories of Canada and applicable federal securities legislation in the U.S. The Subordinate Voting Shares are quoted for trading in Canada on Cboe Canada (“Cboe Canada”) under the stock symbol, “VRNO”, and are also quoted for trading in the U.S. on the OTCQX under the stock symbol “VRNOF”.

The head office of Verano is located at 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A. Verano’s Canadian registered office is located at 20th Floor, 250 Howe Street, Vancouver, British Columbia V6C 3R8. Verano’s telephone number is (312) 265-0730. Verano’s internet address is https://www.verano.com. The information provided on the Company’s website is not part of this Proxy Statement, unless otherwise noted.

History

Verano LLC

Verano Holdings, LLC, a subsidiary of the Company (“Verano LLC”), was the start of Verano’s business operations. Verano LLC is a Delaware limited liability company that was co-founded by George Archos, the current Chair of the Board and Chief Executive Officer (“CEO”), in September 2017. Verano LLC was formed as a Chicago, Illinois based holding company for cannabis operations, including cultivation and production facilities and retail dispensaries.

Starting in January 2019, Verano LLC implemented an expansion strategy whereby Verano LLC, either directly or through subsidiaries or affiliates, began acquiring control, management, ownership, and other rights to medical and adult-use cannabis businesses across multiple U.S. states, including cultivation, production, wholesale distribution and retail dispensaries.

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Go Public Transactions

On December 14, 2020, Verano LLC entered into an arrangement agreement with other parties, pursuant to which the Company would result from a reverse takeover transaction as a British Columbia public reporting company (the “RTO”). The RTO closed on February 11, 2021.

Simultaneously with the consummation of the RTO and as a condition thereto, the Company, as the assignee of all of Verano LLC’s rights and obligations under an agreement and plan of merger with Alternative Medical Enterprises LLC, Plants of Ruskin GPS, LLC (“Plants of Ruskin”) and RVC 360, LLC (collectively, the “AME Parties”), acquired the AME Parties and their subsidiaries and ownership and control interests via a series of merger transactions. The RTO and the merger transactions with the AME Parties (collectively, the “Go Public Transactions”) resulted in the creation of the Company as a Canadian publicly traded company and the parent holding company of Verano LLC, the AME Parties and their respective subsidiaries and ownership and control interests.

After the consummation of the RTO the Subordinate Voting Shares were listed on the Canadian Securities Exchange (“CSE”) under the stock symbol “VRNO”. On October 18, 2023, the Subordinate Voting Shares began trading on Cboe Canada under the stock symbol, “VRNO”, and ceased trading on the CSE.

Description of the Company’s Voting Securities

The Company has a dual class authorized capital structure consisting of the Subordinate Voting Shares and Proportionate Voting Shares, and the Company is authorized to issue an unlimited number of each class.

On the Record Date, there were 688 shareholders of record holding 344,163,150 Subordinate Voting Shares. Currently and as of the Record Date, there are no Proportionate Voting Shares outstanding. As of the Record Date and currently, the Subordinate Voting Shares represent 100% of voting rights attached to outstanding securities of the Company.

Each Proportionate Voting Share is convertible into 100 Subordinate Voting Shares and each Subordinate Voting Share is convertible into 1/100 Proportionate Voting Share. The rights, preferences and protections of the Subordinate Voting Shares and the Proportionate Voting Shares are the same based upon the deemed conversion ratio of 100 Subordinate Voting Shares for one Proportionate Voting Share, such that each Subordinate Voting Share is entitled to one vote and each Proportionate Voting Share is entitled to 100 votes and each Proportionate Voting Share would receive 100 times the amount of any dividends or distributions that are payable for one Subordinate Voting Share.

Holders of Subordinate Voting Shares and holders of Proportionate Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except, as may be applicable, a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each shareholder meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held and holders of Proportionate Voting Shares are entitled to 100 votes in respect of each Proportionate Voting Share held.

Please see Exhibit 4.1 to the Company’s Annual Report on Form 10-K which was filed with the SEC and on SEDAR+ on March 15, 2024 for a full description of the Company’s voting securities.

FINANCIAL STATEMENTS

The audited consolidated financial statements of the Company for the fiscal year ended December 31, 2023 and the accompanying independent auditor’s report will be placed before the Meeting.

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OVERVIEW OF PROPOSALS TO BE VOTED ON

The following five Proposals are included in this Proxy Statement at the direction of the Board. The Board unanimously recommends that you vote (1) “FOR” setting the number of directors at five in Proposal No. 1, (2) “FOR” the re-election of our existing directors, all of whom have been nominated by the Board upon the recommendation of the Independent Directors (as defined below) in Proposal No. 2, (3) “FOR” the Say-on-Pay Proposal in Proposal No. 3; (4) “ONE YEAR” for the Say-on-Frequency Proposal in Proposal No. 4; and (5) “FOR” the re-appointment of MGO as our auditor and authorization of the Board to fix the auditor’s remuneration and terms of engagement in Proposal No. 5.

PROPOSAL NO. 1 — SETTING THE NUMBER OF DIRECTORS

The Articles of the Company provide that the number of directors cannot be fewer than three directors. There are currently five directors of the Company. At the Meeting, it is proposed to fix the number of directors at five and elect five directors at the Meeting.

The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the Meeting is required to set the number of directors of the Company at five, subject to such increases as may be permitted by the Articles of the Company. The persons named as proxyholders in the accompanying proxy card intend to vote “FOR” setting the number of directors of the Company at five, unless otherwise directed by a voting shareholder.

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PROPOSAL NO. 2 — ELECTION OF DIRECTORS

Each of our five existing directors have been nominated by the Board, following the recommendation of the Independent Directors. The five director nominees are standing for re-election at the Meeting, each to serve as a director of the Company until the next meeting of shareholders at which the election of directors is considered, or until his or her successor is duly elected or appointed, unless he or she resigns, is removed or becomes disqualified in accordance with the Articles of the Company and the BCBCA. The nominees for director who receive the most votes cast by shareholders entitled to vote at the Meeting (also known as plurality of the votes cast) will be elected subject to the Company’s Majority Voting Policy (as described under the heading “Proposal No. 2 – Election of Directors – Majority Voting Policy”). Management does not contemplate that any of our existing directors will be unable to serve as a director of the Company if elected at the Meeting. The persons named as proxyholders in the accompanying proxy card intend to vote for the re-election of each of our existing directors at the Meeting, unless otherwise directed by a voting shareholder.

The following table sets out the name of each of our directors, each of whom is proposed by the Board to be re-elected as a director at the Meeting, and each of their respective principal business positions and the period during which such person has been a director of the Company. Please see “Security Ownership of Certain Beneficial Owners and Management” for each director’s beneficial ownership of the Subordinate Voting Shares as of the Record Date.

Name of Nominee	Director Since	Principal Occupation, Business or Employment (3)
George Archos(4) Age: 44 Florida, USA	February 11, 2021

Chair of the Board and Chief Executive Officer of Verano Holdings Corp. since February 11, 2021

Co-Founder, Chair of the Board and Chief Executive Officer of Verano LLC from September 2017 to February 11, 2021

Lawrence R. Hirsh(1)(2) Age: 61 Florida, USA	August 29, 2022	Since 2020, consultant to various companies on financial and operational matters through LRHIRSH, LLC. Managing Director at Alvarez & Marsal LLC from June 2002 to November 2020
Charles Mueller(1)(2) Age: 69 Florida, USA	July 19, 2023

Corporate Tax Consultant at Tropicana Products, Inc. and Cresa Partners Boston, Inc. since 2021.

Experience in senior tax roles at PepsiCo for 36 years, including as Vice President, State and Local Tax of the PepsiCo Corporate Division.

Cristina Nuñez(1)(2) Age: 39 Florida, USA	February 11, 2021

Co-Founder & Partner of True Beauty Ventures LP since April 2020

Chief Operating Officer and General Manager of Clark’s Botanicals from May 2017 to April 2019

Leadership and operating roles at Laura Geller Beauty from October 2014 to May 2017

John Tipton(4) Age: 64 Florida, USA	July 19, 2023	President of the Southern Region of Verano Holdings Corp. since June 6, 2023 President of Verano Holdings Corp. from February 11, 2021 to June 6, 2023

(1)	Member of the Audit Committee of the Board.

(2)	Member of the Compensation Committee of the Board.

(3)	The information as to principal occupation, business or employment is based on information furnished by the nominee. Additional information on each nominee is set forth below under the heading titled “Biographical Information.”

(4)	The nominee is a current officer and employee of the Company and has been determined not to be independent by the Board. “Independent” refers to the standards of independence established under Canadian Securities Administrators’ National Instrument 58-101 – Disclosure of Corporate Governance Practices, any applicable SEC rules and the listing standards of the Nasdaq Stock Market, LLC (“Nasdaq”).

Biographical Information

Following are the biographies of the nominees for the Board.

George Archos, Chair of the Board and Chief Executive Officer

Mr. Archos has served as Chair of the Board and CEO of the Company since February 2021 upon consummation of the RTO. Mr. Archos co-founded Verano LLC in September 2017 and served as Verano LLC’s Chair of the Board and Chief Executive Officer until February 2021 when Verano LLC became a subsidiary of the Company in the Go Public Transactions. Mr. Archos entered the cannabis industry in 2014 when he founded Ataraxia, LLC, an Illinois based medical cannabis cultivation company, where he led its successful effort to obtain one of the first medical cannabis cultivation licenses issued in Illinois. Mr. Archos began his career in the hospitality industry in 2001 and is the president and owner of eight restaurants located throughout Illinois. Mr. Archos attended Loyola University in Chicago where he studied communications and philosophy. As a co-founder of Verano LLC, Mr. Archos brings to the Board substantial insight and business experience with respect to the cannabis industry, the founding and building of Verano LLC and leading the Go Public Transactions, as well as his successful investment and business experience in logistics, delivery and operations business verticals in the cannabis and restaurant industries.

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Lawrence Randall Hirsh, Director

Mr. Hirsh joined the Board as a director in August 2022. Since 2020, Mr. Hirsh has provided consulting services to various companies on financial and operational matters through LRHIRSH, LLC. From 2002 to 2020, Mr. Hirsh served as a managing director of Alvarez & Marsal North America, LLC (“A&M”), a leading interim management and operational improvement implementation firm providing services in 40 countries with over 5,000 professionals. Mr. Hirsh co-founded the A&M Atlanta office and served as co-business unit leader for A&M’s Southeastern U.S. Corporate Restructuring Practice and on the Executive Committee of A&M’s North American Corporate Restructuring Practice. While at A&M, Mr. Hirsh served in advisory, interim management and director roles for clients, including various appointments as interim chief operating officer, chief financial officer and chair of the board. Prior to joining A&M, Mr. Hirsh was a partner at Arthur Andersen LLP from 1995 to 2002 where his responsibilities included Southeast Leader for the U.S. Corporate Restructuring Practice and Atlanta and Southeast Leader for the Business Valuation Practice. Clients Mr. Hirsh has served include both public and private companies in a variety of industries, including transportation, logistics, healthcare, real estate and construction, financial services, manufacturing, and wholesale distribution. Over the past ten years, Mr. Hirsh has served on various boards of directors including as chair, audit committee chair, compensation committee chair and as a board designee for investors and lenders. Mr. Hirsh also is currently serving as a board member for private companies, including a private equity firm, healthcare management services company, a source-to-pay analytics company, affiliated real estate investment funds at the request of the investment manager and as chair of the audit committee of a commercial contractor of interior systems. Mr. Hirsh holds a Bachelor of Business Administration from the University of Florida and is a certified public accountant, certified turnaround professional and a member of the American College of Bankruptcy. As an experienced director, senior executive and a financial expert, Mr. Hirsh brings to the Board substantial expertise and experience in financial management, cyber security, the restructuring and integration of businesses and corporate governance.

Charles Mueller, Director

Mr. Mueller joined the Board as a director in July 2023. Since 2021, Mr. Mueller has provided independent corporate tax consulting services to Tropicana Products, Inc. and Cresa Partners Boston, Inc. From 1985 to 2021, Mr. Mueller served in increasingly senior tax roles in his 36 years at PepsiCo, Inc., including as Vice President, State and Local Tax of the PepsiCo Corporate Division from April 2012 to May 2021. In these roles, Mr. Mueller was responsible for all tax planning, accounting, compliance, audit, Sarbanes-Oxley Act compliance and controversy management arising at the state and local level. Prior to his service with PepsiCo, Inc. Mr. Mueller served as a tax professional at a number of institutions, including Avon Products, Inc., SCM Corporation and Intercontinental Hotels Corporation. Mr. Mueller holds a Bachelor of Science in Accounting from Providence College and has a preparer tax identification number and electronic return originator license from the Internal Revenue Service. Mr. Mueller’s extensive experience in tax matters, accounting, compliance and audit enhance the Audit Committee functions and provide valuable expertise to the Company.

Cristina Nuñez, Director

Ms. Nuñez has served as a director of the Company since February 2021 upon the consummation of the RTO. Ms. Nuñez is the Co-Founder and General Partner of True Beauty Ventures, which was founded in April 2020. True Beauty Ventures is an emerging growth venture capital fund focused on identifying, partnering with, and scaling beauty, wellness and personal care companies. Prior to launching True Beauty Ventures in 2020, Ms. Nuñez spent half of her career as an operator in beauty and wellness. From May 2017 through April 2019, she was the General Manager and Chief Operating Officer of Clark’s Botanicals, a clean, botanical skincare brand with international ecommerce and prestige wholesale distribution. From October 2014 to May 2017, Ms. Nuñez held various executive leadership and operating roles at Laura Geller Beauty, a global, prestige makeup brand. Ms. Nuñez spent seven years with various prominent private equity firms and investment banks, including Tengram Capital Partners, L Catterton and UBS. Through her position at True Beauty Ventures, Ms. Nuñez also is currently serving as a board member for private companies, including a hair care brand manufacturer, a skin care products manufacturer, an adaptogenic supplements, skincare and foods company, a consumer brands wellness company and a cannabinoid-based supplements company, and as a board observer at a skincare and wellness company and a haircare products company. Ms. Nuñez graduated magna cum laude from Duke University in May 2007 and holds a Bachelor of Arts with Highest Distinction in Public Policy Studies and Political Science. Ms. Nuñez’s work experience in private equity and investment banking brings financial analysis and capital markets expertise to the Board, while her experiences with emerging growth companies in marketing and scaling their operations adds substantial value in assessing and implementing the Company’s strategic plan as it scales its operations in the emerging cannabis markets.

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John Tipton, Director and President of the Southern Region

Mr. Tipton has served as President of the Southern Region of the Company since June 2023, and previously served as President of the Company from February 2021 until June 2023, upon consummation of the RTO. Beginning in 1997, Mr. Tipton served as Chief Executive Officer of Artesian Farms, Dickman Investments and Plants of Ruskin, a subsidiary of the Company since February 2021 upon the consummation of the Go Public Transactions. As Chief Executive Officer of Plants of Ruskin, Mr. Tipton successfully spearheaded the acquisition of a highly coveted vertically integrated medical marijuana treatment center license in Florida. From 1989 to 1997, Mr. Tipton acted as Chief Financial Officer of Harloff Farms. Mr. Tipton earned a degree in accounting (magna cum laude) from Wheeling College in 1988 and has been a registered certified public accountant since 1993. Mr. Tipton’s acumen in accounting, finance, agriculture, and construction, developed through his experience as founder and Chief Executive Officer of Plants of Ruskin, have been directly applied in his role as President of the Southern Region of the Company, and brings to the Board substantial insight and business experience with respect to the cannabis industry.

The persons named as proxyholders in the accompanying proxy card intend to vote the Subordinate Voting Shares represented thereby FOR: (1) setting the number of directors at five; and (2) the re-election of each of the existing directors, all of whom have been nominated by the Board, unless otherwise instructed on a properly executed and validly submitted proxy.

Management of the Company does not contemplate that any nominees named above will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the accompanying proxy card reserve the right to vote for another person nominated at their discretion.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the director will hold office until the remainder of the unexpired portion of the term of the departed director that was replaced or the remainder of the term of the vacant seat.

Majority Voting Policy

In conjunction with the listing of the Company’s Subordinate Voting Shares on Cboe Canada in October 2023, the Board unanimously adopted a majority voting policy (the “Majority Voting Policy”) providing for majority voting in director elections at any meeting of the shareholders other than at “contested meetings”. For the purposes of the Majority Voting Policy, a “contested meeting” means a meeting at which the number of individuals nominated for election as directors is greater than the number of seats being filled on the Board. Pursuant to the Majority Voting Policy, the forms of proxy cards and voting instructions circulated in connection with a meeting of the shareholders at which an uncontested election of directors is to be conducted will provide the shareholders with the ability to vote in favor of, or to withhold from voting, separately for each director nominee. The number of votes in favor of or withheld from voting for each director nominee will be recorded and promptly made public after the meeting. If any nominee director is not elected by at least a majority (50% + 1 vote) of the votes cast, including withheld votes, with respect to his or her election, such director nominee will immediately submit his or her resignation to the Chair of the Board following the applicable shareholders’ meeting. The members of the Board who have been determined to be independent by the Board in accordance with applicable securities laws and stock exchange rules will consider a resignation submitted pursuant to the Majority Voting Policy and will make a recommendation to the Board as to whether the resignation should be accepted. Within 90 days following the applicable shareholders’ meeting, the Board will make its decision on whether to accept the resignation. The Board must ultimately accept the resignation absent exceptional circumstances.

Following the Board’s decision on the resignation, the Board will promptly issue a news release of its decision whether to accept the applicable director’s resignation, including a statement of the reasons for rejecting the resignation, if applicable, a copy of which must be provided to Cboe Canada or other stock exchange on which the Company’s securities are then listed. If a resignation is accepted, it will be effective upon acceptance by the Board. Subject to any corporate law restrictions, the Board may leave the vacancy unfilled or appoint a new director to fill the vacancy.

A director who tenders his or her resignation pursuant to the Majority Voting Policy will not be permitted to attend any meetings of the Board or committee of the Board at which his or her resignation is to be considered. If, in the same election, a number of directors fail to receive at least a majority of the votes cast with respect to their election such that the Board no longer has a quorum, and one or more of such directors must attend the meeting in order to satisfy quorum requirements, then such directors must not speak or otherwise participate in any part of the meeting where such resignation is discussed or considered or a related resolution is voted upon.

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If any director who failed to receive at least a majority of the votes cast with respect to his or her election does not tender his or her resignation in accordance with the Majority Voting Policy, he or she will not be recommended for nomination by the Independent Directors then on our Board, and will not be nominated by the Board.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Proxy Statement, has been, a director, chief executive officer or chief financial officer of any company (including the Company) that: (1) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (an “order”); or (2) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, chief executive officer or chief financial officer.

To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Proxy Statement, has been, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Company’s knowledge, no director nominee has, during the ten years prior to the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the director nominee.

Certain Relationships and Related Party Transactions

Policy Regarding Related Party Transactions

The Company has adopted a written Related Party Transaction Policy (the “Related Party Policy”), which requires that employees, officers and directors report to the Company’s Chief Legal Officer or Chief Financial Officer any activity that would cause, or appear to cause, a conflict of interest on his or her part. Related parties include any person who is or was (since the beginning of the Company’s last fiscal year, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company, any shareholder owning more than 5% of any class of the Company’s voting securities or an immediate family member, as defined in the Related Party Policy, of any such person, and any company, partnership, joint venture, trust or other entity which is owned or controlled by any of the aforementioned persons. Under the Related Party Policy, a “related party transaction” generally includes any transaction, arrangement or relationship (including charitable contributions and including any series of similar transactions, arrangements or relationships) with the Company or any of its subsidiaries in which any related party has a direct or indirect material interest.

In accordance with the Related Party Policy, in certain circumstances related party transactions involving amounts of $100,000 or less may be approved by the Company’s Chief Legal Officer or Chief Financial Officer, and related party transactions involving amounts in excess of $100,000 must be approved by the Audit Committee.

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Related Party Transactions

In addition to the compensation arrangements discussed below in the sections “Compensation Discussion and Analysis” and “Statement of Director Compensation”, since January 1, 2023, the Company has entered into or maintained the following related party transactions that involve amounts in excess of $120,000:

●	George Archos, the Company’s CEO and Chair of the Board, is a lender under the Credit Agreement, dated as of October 27, 2022, by and among the Company, subsidiaries of the Company from time-to-time party thereto, lenders from time-to-time party thereto, and Chicago Atlantic Admin, LLC, as administrative agent for the lenders (the “Credit Agreement”). Mr. Archos holds $1,000,000 of the $350,000,000 funded by the lenders under the Credit Agreement. During the year ended December 31, 2023, the largest amount of principal outstanding payable to Mr. Archos was $1,000,000. As of April 24, 2024, the outstanding principal owed to Mr. Archos pursuant to the Credit Agreement was $993,000. During the year ended December 31, 2023, the Company made principal payments of $3,000 and interest payments of approximately $146,516 to Mr. Archos. The outstanding indebtedness under the Credit Agreement, including Mr. Archos’ principal balance, bears interest at a floating rate equal to the prime rate then in effect plus 6.50%, which rate may be increased by 3% upon an event of default or 6% upon a material event of default, each as provided in the Credit Agreement.

●	John Mitch Tipton, the immediate family member of John Tipton, the Company’s President of the Southern Region, was employed by Plants of Ruskin prior to the Company acquiring Plants of Ruskin in the Go Public Transactions. Currently, John Mitch Tipton serves as the Company’s Executive Vice President, Director of Cultivation. As compensation for such position, during the year ended December 31, 2023, John Mitch Tipton received a cash salary of $220,192, a cash bonus of $30,000 and the issuance of 139,789 Company restricted stock units, which had an aggregate fair market value of $411,542 on the respective date of grant.

●	In October 2022, the Company entered into a conditional management and services agreements with each of Americana Dream, LLC and Green Therapy, LLC, operators of dispensaries in Illinois pursuant to social equity licenses issued by Illinois regulatory authorities (together, the “LLCs”), and in 2023 the Company received an aggregate of $10,000 for services rendered under the agreements. The Company sold products to the LLCs and two associated entities on a wholesale basis in the aggregate amounts of $2,384,212, net of discounts, in 2023 and $1,102,299, net of discounts, for the first quarter of 2024. Two Pointo, LLC (“Two Point”) has contractual rights to purchase ownership interests in the LLCs and associated entities, subject to submitting a request for and receiving applicable Illinois regulatory approvals and other conditions. The existing owners of the LLCs and associated entities will maintain ownership interests together with Two Point. In 2023, Darren Weiss, the Company’s President, received in connection with application support services rendered to an LLC in 2019, (i) a 2.73% profit interest in Two Point subject to Two Point’s purchase of ownership interests in the LLCs, and (ii) a profit interest in Two Point of 0.30%, and David Spreckman, the Company’s Chief Marketing Officer, received a profit interest in Two Point of 0.30% for services. All profit interests issued to Messrs. Weiss and Spreckman were voluntarily forfeited in 2024 as if they were never granted. Maria Fragias, an immediate family member of George Archos, the Company’s Chief Executive Officer, is the beneficiary of a trust that holds a 7.92% ownership interest and a 3.95% profit interest in Two Point. None of the trust or such persons has received any distributions, payments, or proceeds from Two Point.

●

The Company leases real property for a retail dispensary in Aurora, Illinois from 740 Rte. 59, LLC (“740”). Pursuant to the lease agreement, the Company made payments totaling $185,898 in 2023 and $46,475 during the first quarter of 2024, which payments consist of base rent, real estate taxes and customary tenant charges. George Archos, the Company’s Chief Executive Officer, holds an indirect 50% ownership interest in 740. Pursuant to the lease agreement, the initial term expires on June 30, 2030.

●	The Company leases real property for a retail dispensary in Lombard, Illinois from 783 Butterfield LLC (“783”). Pursuant to the lease agreement, the Company made payments to 783 totaling $361,321 in 2023 and $90,755 during the first quarter of 2024, which payments consist of base rent, real estate taxes and customary tenant charges. George Archos, the Company’s Chief Executive Officer, holds a 50% indirect ownership interest in 783. Pursuant to the lease agreement, the initial term expires on January 11, 2031.

Mr. Archos’ holdings under the Credit Agreement and Mr. Tipton’s related party transactions were approved by the Audit Committee pursuant to the Related Party Policy. The equity interests in Two Point, the transactions with the LLCs and the two associated entities, and the lease agreements with 740 and 783 were not timely disclosed to the Audit Committee. The Audit Committee approved the equity investment in Two Point for which the family member of Mr. Archos has a beneficial interest. Because the equity interests held by Mr. Weiss and Mr. Spreckman were forfeited, the Audit Committee did not consider approval of such holdings upon disclosure. The Audit Committee is evaluating the transactions with the LLCs and two associated entities as well as the lease transactions and therefore has not approved such transactions as of the date hereof.

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Requirements under the BCBCA

Pursuant to the BCBCA, directors and officers of the Company, when exercising the powers and performing the functions of a director or officer, as the case may be, are required to act honestly and in good faith with a view to the best interests of the Company, exercise the care, diligence and skill that a reasonably prudent individual would exercise in comparable circumstances, act in accordance with the BCBCA and its regulations, and, subject to the above, act in accordance with the Articles of the Company.

Under the BCBCA, subject to limited exceptions, a director or senior officer who holds a disclosable interest in a material contract or transaction is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of a contract or transaction unless:

●	the director who has a disclosable interest in a contract or transaction is not entitled to vote on any directors’ resolution to approve that contract or transaction; and

●	the contract or transaction is approved by the directors after the nature and extent of the disclosable interest has been disclosed to the directors or, if applicable, by special resolution of shareholders after the nature and extent of the disclosable interest has been disclosed to the shareholders entitled to vote on that resolution.

A director or senior officer has a disclosable interest in a contract or transaction if:

●	the contract or transaction is material to the Company;

●	the Company has entered, or proposes to enter, into such contract or transaction; and

●	either of the following applies to the director or senior officer: (1) the director or senior officer has a material interest in the contract or transaction; or (2) the director or senior officer is a director or senior officer of, or has a material interest in, a person who has a material interest in the contract or transaction, and the interest is known by the director or senior officer or reasonably ought to have been known.

Generally, as a matter of practice, directors or senior officers who have disclosed a disclosable interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. Directors will abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Indebtedness of Directors and Executive Officers

No individual who is, or at any time during the most recently completed fiscal year of the Company was, a director or executive officer of the Company, and no nominee for director of the Company, or any associate of any such director, executive officer or nominee: (1) is or at any time since the beginning of the Company’s most recently completed fiscal year has been, indebted to the Company or any of its subsidiaries; or (2) whose indebtedness to another entity is, or at any time since the beginning of the Company’s most recently completed fiscal year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this Proxy Statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 5% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2023 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.

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PROPOSAL NO. 3 – VOTE TO APPROVE, ON A NON-BINDING ADVISORY BASIS,

OUR EXECUTIVE COMPENSATION

We believe that our executive compensation program and policies are designed to align the interests of management with the long-term interests of our shareholders. The Company strives to provide clear and concise disclosure regarding its approach to compensation and to demonstrate how executive compensation is linked to the performance of the Company. Information regarding our executive compensation program and policies, as well as the compensation of the Company’s named executive officers (the “Named Executive Officers” or “NEOs”) is set out below in the section entitled “Compensation Discussion and Analysis” and “NEO Compensation Tables” below. We urge shareholders to read these sections including the related narrative and tabular compensation disclosure included in this Proxy Statement.

As required by Section 14A of the Exchange Act, we are seeking a vote on a non-binding advisory basis to approve the compensation of the Named Executive Officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal (and sometimes referred to herein as the “Say-on-Pay Proposal”), gives shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies for its Named Executive Officers. The vote on this proposal is not intended to address any specific element of compensation. Rather, the vote relates to the overall compensation of our NEOs described in this Proxy Statement.

At the Meeting, shareholders will be asked to approve, on a non-binding advisory basis, a resolution in the form set out below, to approve the Company’s executive compensation program and policies applicable to the NEOs.

The text of the resolution to be submitted to shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the Company’s proxy statement, dated April 29, 2024, is hereby approved on a non-binding advisory basis.”

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the Say-on-Pay Proposal. The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the Meeting will constitute approval of the Say-on-Pay Proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the Say-on-Pay Proposal.

While this advisory vote on the compensation of the NEOs is not binding on the Company, the Board or the Compensation Committee, we value the opinions of our shareholders. Accordingly, the Board and the Compensation Committee will consider the outcome of this non-binding advisory vote when considering future compensation policies, procedures and decisions with respect to our NEOs.

The persons named as proxyholders in the accompanying proxy card intend to vote the Subordinate Voting Shares represented thereby FOR the Say-on-Pay Proposal, unless otherwise instructed on a properly executed and validly submitted proxy.

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PROPOSAL NO. 4 – VOTE TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE FREQUENCY OF

FUTURE ADVISORY VOTES ON OUR EXECUTIVE COMPENSATION.

In Proposal No. 3 above, our shareholders are asked to vote to approve, on a non-binding advisory basis, the compensation paid to our NEOs as disclosed in this Proxy Statement, commonly known as a say-on-pay-vote. In accordance with Section 14A of the Exchange Act, at least once every six years, the Company must hold a non-binding advisory vote on the frequency of presenting “say-on-pay” votes to shareholders, commonly known as a say-on-frequency vote (and sometimes referred to herein as the “Say-on-Frequency Proposal”).

Pursuant to Section 14A of the Exchange Act, we are submitting a proposal on the frequency of future on the compensation of our named executive officers to a non-binding advisory vote of our shareholders. In voting on this proposal, shareholders may indicate whether they would prefer that we conduct non-binding advisory votes on say-on-pay every year, every two years or every three years. Shareholders also may, if they wish, abstain from voting on this proposal.

The Board has determined that holding a non-binding advisory vote on executive compensation every year is the most appropriate alternative for the Company. While the Company’s executive compensation programs are designed to promote a long-term alignment between pay and performance, the Board recognizes that compensation disclosures are made annually. Holding an annual non-binding advisory vote on executive compensation would establish the practice of shareholders providing the Company with more direct and immediate feedback on executive compensation. However, shareholders should note that because the non-binding advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation policies and programs by the time of the following year’s annual general meeting of shareholders.

Required Vote

You may select “One Year”, “Two Years,” “Three Years” or “Abstain” with respect to the Say-on-Frequency Proposal. You are not voting to approve or disapprove the Board’s recommendation on the Say-on-Frequency Proposal. The selection that receives the most votes cast among one, two and three years will be deemed to be the frequency option approved by the shareholders and recommended to the Board. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the Say-on-Pay Proposal.

While this advisory vote on the frequency of the say-on-pay vote is not binding on the Company, the Board or the Compensation Committee, we value the opinions of our shareholders. Accordingly, the Board and the Compensation Committee will consider the outcome of this non-binding advisory vote when considering how frequently a “say-on-pay” proposal will be presented to shareholders for shareholder vote.

The persons named as proxyholders in the accompanying proxy card intend to vote the Subordinate Voting Shares represented thereby for ONE YEAR with regard to the Say-on-Frequency Proposal, unless otherwise instructed on a properly executed and validly submitted proxy.

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PROPOSAL NO. 5 — RE-APPOINTMENT AND REMUNERATION OF AUDITOR AND TERMS OF ENGAGEMENT

The Board recommends that the shareholders of the Company re-appoint MGO as our auditor to audit the Company’s consolidated financial statements for the 2024 fiscal year and to authorize the Board to fix the remuneration of the auditor and terms of engagement. The power to fix the remuneration of the auditor and terms of engagement has been delegated by the Board to the Audit Committee in the charter of the Audit Committee (the “Audit Committee Charter”).

MGO has served as the Company’s auditor since September 16, 2022, and previously served as the Company’s auditor for the fiscal years ended December 31, 2020 and 2019 and the fiscal quarter ended March 31, 2021. To the knowledge of the Company, neither MGO nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as our auditor.

Representatives of MGO are expected to virtually attend the Meeting and will have the opportunity to make a statement. They will also be available to respond to appropriate questions.

Principal Audit Fees and Services

On September 14, 2022, upon the Company’s request, Baker Tilly US, LLP (“Baker Tilly”), resigned as the Company’s independent registered public accounting firm and the Company engaged MGO. The change in auditors was considered and approved by the Audit Committee and the Board. During the period of January 1, 2022 through the date Baker Tilly resigned, there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with its opinion on our audited financial statements. No “reportable events”, as that term is described in Item 304 of the SEC’s Regulation S-K, occurred within the fiscal year ended December 31, 2021, and subsequently up to September 14, 2022, the date Baker Tilly resigned.

Pursuant to National Instrument 51-102 – Continuous Disclosure Obligations, the “reporting package” (as defined therein) with respect to the change of auditor included in the Company’s Current Report on Form 8-K filed with the SEC on September 16, 2022 is incorporated by reference into this Proxy Statement. The reporting package has been filed on SEDAR+ and with the SEC and is accessible on the Company’s profile pages at https://www.sedarplus.ca and https://www.sec.gov, and it is also available on our website at https://investors.verano.com. Upon request, the Company will promptly provide a copy of any such document free of charge to a shareholder of the Company.

Aggregate fees billed by our independent auditor, MGO, for the years ended December 31, 2022 and December 31, 2023 are detailed in the table below.

	2022($)	2023($)
Audit Fees	2,634,173	3,300,000
Audit Related Fees	0	0
Tax Fees(1)	0	36,260
All Other Fees(2)	0	0
Total Fees Paid	2,634,173	3,336,260

(1)	The term “Tax Fees” means the aggregate fees billed for professional services rendered by the Company’s independent auditor for tax compliance, tax advice, and tax planning for the applicable year. Tax fees paid in 2023 relate to preparation of amended tax returns for the Company.

(2)	The term “All Other Fees” means the aggregate fees billed for products and services provided by the Company’s independent auditor for the applicable year, other than the services reported under the categories of “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

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Pre-approval Policies and Procedures

Pursuant to the Audit Committee Charter, our Audit Committee reviews, in advance, and either approves or does not approve, all audit, audit-related, tax and other non-audit services that our independent auditor provides to the Company. The Audit Committee Charter requires that all services received from our independent auditor be approved in advance by the Audit Committee. Pursuant to the Audit Committee Pre-Approval Policy adopted by the Audit Committee, the Audit Committee delegated to its Chair the authority to grant pre-approvals of specified services in accordance with such policy.

Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of our auditor’s independence in the conduct of its auditing functions.

AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing by Verano under the Securities Act of 1933, as amended, or the Exchange Act.

The role of the Audit Committee (the “Audit Committee”) of the Board of Directors of Verano Holdings Corp. (the “Company”) is to act in an objective, independent capacity as a liaison between the auditors, management and the Board of Directors and to ensure the auditors have a facility to consider and discuss governance and audit issues with parties not directly responsible for the Company’s operations. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

With respect to the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2023, the Audit Committee has reviewed and discussed with both the Company’s management and Macias Gini & O’Connell LLP, the Company’s independent registered public accounting firm (“MGO”), including the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301, the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission (“SEC”). In addition, the Audit Committee discussed with MGO its independence, and received from MGO the written disclosures and the related letter required by applicable requirements of the PCAOB. Finally, the Audit Committee discussed with MGO, with and without management present, the scope and results of MGO’s audit of such consolidated financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Company’s Board of Directors that such audited consolidated financial statements for the fiscal year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K filed with the SEC and on SEDAR+ on March 15, 2024.

Audit Committee of the Board

Lawrence Hirsh, Chair

Charles Mueller

Cristina Nuñez

The persons named as proxyholders in the accompanying proxy card intend to vote the Subordinate Voting Shares represented thereby FOR the resolution re-appointing MGO as auditor of the Company for the ensuing year and to authorize the Board to fix MGO’s remuneration and terms of engagement, unless otherwise instructed on a properly executed and validly submitted proxy.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Subordinate Voting Shares as of the Record Date for: (1) each member of the Board, all of whom are nominees for re-election to the Board at the Meeting; (2) each Named Executive Officer, (3) each person known to the Company to be a beneficial owner of more than 5% of the Company’s securities; and (4) all members of the Board, the Named Executive Officers and all other executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership of within 60 days, including upon the vesting of restricted stock units issued by the Company (“RSUs”) and the vesting of options issued by the Company (“Company Options”). Except as indicated, all shares of the Company’s securities are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o Verano Holdings Corp., 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A. Percentages are based on 344,163,150 Subordinate Voting Shares issued and outstanding as of the Record Date, plus convertible securities as required by the applicable securities regulations as noted below.

	Subordinate Voting Shares	% of Total Subordinate Voting
Name	Number	Shares
5% Holders

Eminence Capital, LP (1)	36,092,183	10.5%

George Archos, Director, Director Nominee & NEO (2)	30,816,719	9.0%

Nomura Holdings, Inc. (3)	20,314,089	5.9%

Other Directors and Executive Officers

Cristina Nuñez, Director & Director Nominee (4)	72,559	*

Lawrence Hirsh, Director & Director Nominee (5)	56,560	*

Charles Mueller, Director & Director Nominee (6)	18,409	*

John Tipton, Director, Director Nominee & NEO (7)	3,298,196	1.0%

Brett Summerer, NEO (8)	169,421	*

Darren Weiss, NEO (9)	643,009	*

Laura Marie Kalesnik, NEO (10)	172,268	*

All Company directors and executive officers as a group (thirteen persons) (11)	35,913,667	10.4%

* represents less than 1%

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(1)

According to a Form 62-103F3 filed on June 12, 2023 on SEDAR+ by Eminence Capital, LP (“Eminence Capital”). Eminence Capital noted therein that certain affiliates, including funds it directly manages and a charitable trust, may be considered joint actors, but Eminence Capital has not filed a Schedule 13D or Schedule 13G with the SEC and no additional entities or shared voting power and shared dispositive power between such entities is known to the Company. The address for Eminence Capital is 399 Park Avenue, 25th Floor, New York, NY 10022.

(2)	Includes: (i) 14,279,299 Subordinate Voting Shares held directly by Mr. Archos; (ii) vested Company Options, all of which are out-of-the-money, to purchase 8,843 Subordinate Voting Shares with an exercise price of C$30.60; (iii) 135,493 RSUs to be settled in Subordinate Voting Shares and which vest within 60 days of the Record Date; (iv) 4,420,790 Subordinate Voting Shares held by Archos Capital Group, LLC; (v) 1,817,688 Subordinate Voting Shares held by Copperstone Trust; and (vi) 10,154,606 Subordinate Voting Shares held by GP Management Group, LLC. Mr. Archos holds sole voting and dispositive power over the Subordinate Voting Shares held by each of the foregoing entities. A portion of the foregoing Subordinate Voting Shares are pledged by such entities as security for a loan made to Mr. Archos and such entities with a principal balance of approximately $8.8 million. In addition, Mr. Archos holds security interests in Subordinate Voting Shares as collateral for loans made by Mr. Archos with an aggregate principal balance of $8.8 million.

(3)

According to a Schedule 13G filed on February 14, 2024 by Nomura Holdings, Inc. (“Nomura”) and Nomura Global Financial Products, Inc. (“NGFP”), Nomura and NGFP have shared voting power and shared dispositive power with respect to 20,314,089 Subordinate Voting Shares. The address of Nomura is 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan. The address of NGFP is 309 West 49th Street, New York, NY 10019.

(4)	Includes: 30,204 RSUs to be settled in Subordinate Voting Shares and which vest within 60 days of the Record Date.

(5)	Includes: 21,477 RSUs to be settled in Subordinate Voting Shares and which vest within 60 days of the Record Date.

(6)	All securities are RSUs to be settled in Subordinate Voting Shares and which vest within 60 days of the Record Date.

(7)	Includes: (i) 3,206,379 Subordinate Voting Shares held directly and (ii) 91,817 RSUs to be settled in Subordinate Voting Shares and which vest within 60 days of the Record Date.

(8)	Includes: 123,322 RSUs to be settled in Subordinate Voting Shares and which vest within 60 days of the Record Date.

(9)	Includes: (i) vested Company Options all of which are out-of-the-money, to purchase 8,171 Subordinate Voting Shares with an exercise price of C$30.60; and (ii) 126,691 RSUs to be settled in Subordinate Voting Shares and which vest within 60 days of the Record Date.

(10)	Includes: 100,877 RSUs to be settled in Subordinate Voting Shares and which vest within 60 days of the Record Date.

(11)	Includes: (i) an aggregate of vested Company Options, all of which are out-of-the-money, to purchase 20,438 Subordinate Voting Shares with an exercise price of C$30.60 held by such group members; and (ii) an aggregate of 1,015,019 RSUs held by such group members which vest within 60 days of the Record Date.

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CORPORATE GOVERNANCE

Board of Directors

Our Board is responsible for the stewardship of the Company and managing and supervising management of our business and affairs, including risk management and providing guidance and strategic oversight to management. Subject to the BCBCA, the regulations thereunder and the Articles of the Company, the Board has the authority to manage and supervise the management of the business and affairs of the Company.

Our Articles provide that the quorum necessary for the transaction of the business of the Board may be set by the directors and, if not so set, is deemed to be set at a majority of the directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting. Our Board has not affirmatively set quorum requirements and therefore a quorum is a majority of the directors.

Biographical information of each member of the Board, including their respective ages and business experience, is included above under the heading titled “Proposal No. 2—Election of Directors”.

Board Responsibilities

The Board does not have a written board mandate. The Board is responsible for the overall corporate governance of the Company and oversees and directs the management of the Company’s business and affairs. In doing so, it must act honestly, in good faith and in the best interests of the Company, consistent with applicable laws. The Board oversees the Company’s strategic direction, evaluates the performance of its senior executives and reviews its financial results. The Chair of the Board leads the Board in these requirements.

The Board’s oversight, duties, responsibilities, and approvals, as applicable, include:

●	conflicts of interest, any appearance of a conflict of interest that could taint the Board’s deliberations;

●	strategic planning process that reflects and addresses the opportunities and risks of Verano’s business;

●	policies and/or guidelines with respect to corporate governance;

●	annual operating plans and budgets;

●	potential succession planning, including the appointment, training and supervision of management;

●	risk management processes;

●	delegations and general approval guidelines for management;

●	financial reporting and management;

●	internal control and management information systems;

●	corporate disclosure and communications;

●	Verano policies at Board and management levels;

●	measures for receiving feedback from stakeholders; and

●	corporate policies designed to ensure that Verano, its directors, officers and employees comply with applicable laws and conduct their business ethically and with honesty and integrity.

As allowed by applicable law, applicable stock exchange rules and our Articles, the Board has delegated certain of its duties and responsibilities to its two standing committees, the Audit Committee and Compensation Committee. Their duties and responsibilities are set out in the respective charters of each committee.

The Board has determined to hold scheduled meetings at least quarterly, with additional meetings to be held as required. Board members are expected to attend Board meetings and meetings of committees on which they serve, as well as each annual meeting of the shareholders of the Company.

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Nomination of Directors

The Board has not established a standing nominating committee, but our Board approved, in accordance with the rules and regulations of Cboe Canada and our corporate governance guidelines (the “Corporate Governance Guidelines”), that solely the independent directors of the Board, Messrs. Mueller and Hirsh and Ms. Nuñez (together, the “Independent Directors”), can approve the nominating criteria for the members of the Board and make recommendations to the Board for nominees for membership to the Board. The Independent Directors perform the functions typically assigned to a nominating committee, including the identification, recruitment and nomination of candidates for the Board and its committees.

The Independent Directors recommended that the Board nominate all director nominees named in this Proxy Statement to serve on our Board and found that all director nominees have the requisite skills, work experience, knowledge and experience to serve on our Board.

The Independent Directors also review the qualifications of, and make recommendations to the Board regarding, nominations submitted to the Company by shareholders in accordance with the Company’s Articles or otherwise using the same assessment process described above.

Board Adopted Policies

The Canadian Securities Administrators (the “CSA”) have issued corporate governance guidelines pursuant to Canadian National Policy 58-201—Corporate Governance Guidelines (the “Canadian Corporate Governance Guidelines”), together with related disclosure requirements pursuant to Canadian National Instrument 58-101—Disclosure of Corporate Governance Practices. The Canadian Corporate Governance Guidelines are recommended as “best practices” for Canadian issuers to follow. As part of its listing requirements, Nasdaq has issued rules regarding corporate governance that set forth certain requirements applicable to boards of directors and management of listed companies. Although no Company securities are listed on Nasdaq or any other U.S. stock exchange, we have considered such Nasdaq rules as “best practices,” and have aligned certain of our policies to the Nasdaq listing rules.

We recognize that good corporate governance plays an important role in our overall success and in enhancing shareholder value and, accordingly, we have adopted corporate governance policies and practices which reflect our consideration of the recommended Canadian Corporate Governance Guidelines and, in the case of certain policies, the Nasdaq listing rules regarding corporate governance.

The Board has adopted a Code of Conduct. The Code of Conduct has been filed on SEDAR+ and with the SEC and is accessible on the Company’s profile pages at https://www.sedarplus.ca and https://www.sec.gov, and it is also available on our website at https://investors.verano.com. The Company will, upon request at https://investors.verano.com provide a copy of the Code of Conduct free of charge to any shareholder. The Board and its committees have adopted various policies and governance guidelines, including, but not limited to, a Corporate Disclosure Policy, Majority Voting Policy, Whistleblower Policy, Insider Trading Policy (as defined below), Stock Ownership Policy (as defined below), Clawback Policy (as defined below) and Corporate Governance Guidelines. These policies and guidelines are available on our website at https://investors.verano.com, and are not deemed to be incorporated in this Proxy Statement or to be part of this Proxy Statement. In addition, the Board has also adopted the Related Party Policy, External Communication and Fair Disclosure Policy, Guidelines for Hiring Employees and Former Employees of the Independent Auditor and Risk Management Guidelines.

Hedging Policies or Practices

Our employees are discouraged from purchasing financial instruments designed to hedge or offset a decrease in the market value of equity securities granted to them by the Company as compensation or held, directly or indirectly, by the officer or employee. The Company’s Insider Trading Policy prohibits directors, executive officers and specified other insiders of the Company from entering into any transaction that has the effect of offsetting their economic value of any direct or indirect interest in the securities of the Company. Hedging also may not be utilized by our executive officers to offset the value of any shareholding requirements applicable to any such officer under the Company’s Stock Ownership Policy.

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Board Leadership Structure

Our Board has a Chair, currently our CEO, Mr. Archos, who has authority, among other things, to call and preside over Board meetings. Our Board does not have a lead independent director. Given our number of directors and the nature of the Company’s business, the Board has concluded that our current leadership structure is appropriate at this time. However, the Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

Director Independence

The Board determines the independence of our directors within the meaning of that term as defined in sections 1.4 and 1.5 of Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), in accordance with the listing rules of Nasdaq and applicable SEC rules. The Nasdaq independence definition includes a number of objective tests, such as, in addition to other requirements, the director is not, and has not been for at least three years, one of our employees, that neither the director nor any of his or her family members has engaged in various types of business dealings with us, and that neither the director nor any of his or her family members is a current partner of our independent auditor, or was a partner or employee of our independent auditor who worked on our audit at any time over the past three years. In addition, under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

It has been determined that three of our current directors are independent applying the independence rules of Nasdaq as well as within the meaning of NI 52-110 and applicable SEC rules: Charles Mueller, Cristina Nuñez and Lawrence Hirsh.

None of our current directors are presently directors of other reporting issuers in Canada, the U.S. or elsewhere.

Director Orientation and Continuing Education

While the Company does not have a formal director orientation program, the Company and the Board consider that orienting and educating directors are important elements of ensuring responsible governance. The Board will periodically evaluate a formal orientation program for new directors and a formal continuing education program for existing directors. New directors are provided with the Company’s continuous disclosure documents required by Cboe Canada, the SEC and CSA, the Corporate Governance Guidelines and all our other guidelines, policies and programs, and the charters of each of the standing committees of the Board. In addition, the Board attends presentations by management regarding the business of the Company as well as the industry in which the Company operates, including regulatory and legislative updates at both the state and federal levels. Site visits to the Company’s facilities are provided to the members of the Board and outside educational programs pertaining to the directors’ responsibilities may be arranged.

Board Assessments

In January 2024, each director completed a director self-evaluation as well as evaluations of the functions and duties of the Board and the committees of the Board on which such director served in 2023. The evaluations were used as a resource in the annual evaluation of the Board and its committees. Each director has regular opportunity to assess the Board as a whole, its committees and other directors in relation to the Board given that the Board is comprised of five members, three members of the Board comprise all members of the Board’s two standing committees, and the Board and its committees meet at least quarterly during the year.

Board and Committee Meetings

A yearly calendar was adopted in 2023 that sets forth scheduled Board and committee meetings for 2024 and includes agendas for each scheduled meeting. At scheduled quarterly Board and committee meetings, directors receive and discuss management reports regarding our financial and operational performance, human capital, investor relations matters, legal and regulatory matters, prospects and plans, as well as significant opportunities and risks and issues facing the Company. The agendas for scheduled meetings of the Board and its committees are reviewed in advance in consultation with management and may be updated based on such review and consultation. Directors have full access to officers and employees of the Company and, as they deem necessary and appropriate, the Company’s advisors, including legal counsel and independent auditors. The Board and its committees may retain independent advisors in their discretion and at the cost of the Company. The Board and its committees are given the opportunity at each meeting to hold executive sessions and the non-employee directors may hold executive sessions and include any of our advisors at any other times as they may determine in their discretion.

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During the year ended December 31, 2023, the Board held seven meetings. All but one director on the Board at the time of the meeting attended the Company’s annual meeting of shareholders held in June 2023. No director attended less than 75% of the aggregate number of meetings held by the Board and meetings of committees on which they served during their respective tenures in 2023.

Under our Corporate Governance Guidelines, members of the Board are expected to devote the time necessary to appropriately discharge their responsibilities and to prepare for and, to the extent possible, attend and participate in all meetings of the Board and of Board committees on which they serve. Each director is expected to attend the annual meeting of shareholders.

Chair of the Board

The Chair of the Board presides over all meetings of the directors, oversees the agendas of the meetings of the Board, manages the affairs of the Board and facilitates open discussions of directors at meetings of the Board. The Chair also presides over meetings of shareholders. The Chair previews information sent to the Board as necessary and approves meeting schedules to assure that there is sufficient time for discussion of agenda items.

Chair of the Audit Committee

The Chair of the Audit Committee is designated by the Board. The Chair of the Audit Committee’s primary role is to ensure that the Audit Committee meets its obligations and responsibilities, fulfills its purpose and that its organization and mechanisms are in place and are working effectively. More specifically, in accordance with the Audit Committee Charter, the Chair of the Audit Committee:

●	chairs meetings of the Audit Committee and supervises the conduct of the meetings;

●	in consultation with the other members of the Audit Committee, the Company’s independent auditor and the appropriate officers of the Company, oversees the agenda for each Audit Committee meeting;

●	supervises the conduct of the meetings and may have other responsibilities as the Audit Committee may specify from time to time; and

●	provides leadership to the Audit Committee with respect to its functions as described in the Audit Committee Charter and as otherwise may be appropriate.

Chair of the Compensation Committee

The Chair of the Compensation Committee’s primary role is to ensure that the Compensation Committee meets its obligations and responsibilities, fulfills its purpose, and that its organization and mechanisms are in place and are working effectively. Specifically, the Chair of the Compensation Committee:

●	chairs meetings of the Compensation Committee and supervise the conduct of the meetings;

●	in consultation with the other members of the committee, and the appropriate officers of the Company, oversees the agenda for each Compensation Committee meeting;

●	supervise the conduct of the meetings and may have other responsibilities as the Compensation Committee may specify from time to time; and

●	provide leadership to the Compensation Committee with respect to its functions as described in the charter of the Compensation Committee (the “Compensation Committee Charter”) and as otherwise may be appropriate.

Chief Executive Officer

Mr. Archos was appointed as CEO of the Company at the time of the RTO on February 11, 2021. Pursuant to the terms of an employment agreement between Mr. Archos and the Company, dated February 18, 2021, Mr. Archos reports to the Board of the Company.

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The primary role of the CEO is to lead the management of the Company’s business and affairs in an effective, efficient and forward-looking way and to fulfil the priorities, goals and objectives determined by the Board in the context of the Company’s strategic plans and budgets. The key accountabilities and responsibilities of the CEO include, among other things: duties relating to the Company’s values, strategy, governance, risk management, financial information, human resources management, operational direction, Board interaction, talent management, succession planning and effective communication with shareholders, employees, regulators and other stakeholders. The Compensation Committee reviews and approves corporate goals and objectives relevant to the CEO’s compensation and evaluates the CEO’s performance in light of these goals and objectives.

Director Term Limits

The Company has not adopted a policy which imposes term limits for directors. The Company believes that it is crucial that directors understand its industry and its business and which requires a certain length of tenure on the Board. Long-term directors accumulate extensive Company knowledge while new directors bring new experiences and perspectives to the Board. It is important to achieve an appropriate balance of both to ensure an effective Board.

Policies Regarding Diversity

The Company does not currently have a formal policy with regard to diversity in the identification of potential director or executive nominees or candidates, but may consider diversity as one of a number of relevant factors in seeking potential nominees and candidates. The Company recognizes the potential benefit of diversity in leadership positions, including with respect to its Board and executive officer positions, and the importance of ensuring that decisions on who to retain, hire and promote are based on merit and made without consideration of any race, gender or other protected characteristics.

At this time the Company has not adopted a target regarding the representation of women on the Board or in executive officer positions. The Company does not adopt targets because it currently considers diversity as a factor, among others, in selecting candidates as potential directors or executive officers, which permits the Company to balance the benefit of diversity with other relevant considerations.

The Company currently has one woman on the Board, representing 20% of the Board. The Company currently has two women that are executive officers, representing 20% of its executive officers.

Board Committees

Audit Committee

The role of the Audit Committee is to act in an objective, independent capacity as a liaison between our independent auditors, management and the Board and to ensure our independent auditors have a facility to consider and discuss governance and audit issues with parties not directly responsible for operations. The Audit Committee reviews the financial reports and other financial information that we provide to the SEC, the CSA, Cboe Canada and other regulatory authorities and our shareholders, as well as reviews our system of internal controls over financial reporting, including auditing, accounting and financial reporting processes.

Additionally, the Audit Committee is responsible for coordinating with and assisting the Board in overseeing the Company’s management of risk, including the Company’s processes for identifying, assessing and managing risks. The Audit Committee is responsible for reviewing and discussing the processes by which management of the Company identifies, assesses and manages risks and is responsible for discussing the Company’s major risk exposures and the steps management has taken to monitor and control these exposures.

In 2023, our Audit Committee consisted of Ms. Nuñez, Mr. Edward Brown (until his resignation from the Board in February 2023), Mr. Hirsh (following his appointment in February 2023), and Mr. Mueller (following his appointment in August 2023). Mr. Hirsh served as Chair of the Audit Committee. The members of our Audit Committee during 2023 and currently have been determined by the Board to be “financially literate” and “independent” within the applicable meanings of the listing rules of Nasdaq, SEC rules and Canadian securities laws. Further, each of Mr. Hirsh and Mr. Mueller is an audit committee financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder by the SEC.

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The following chart sets forth the current composition of our Audit Committee:

Name of Member	Independent (1)	Financially Literate (2)	Financial Expert (3)
Charles Mueller	Yes	Yes	Yes
Cristina Nuñez	Yes	Yes	No
Lawrence Hirsh	Yes	Yes	Yes

(1)	The Board determines the independence of the members of the Audit Committee within the meaning of NI 52-110 and any applicable securities regulations and in accordance with the listing rules of Nasdaq.

(2)	A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

(3)	A member of the Audit Committee is an audit committee financial expert if he or she possess (i) an understanding of U.S. generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of U.S. generally accepted accounting principles to accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing, or evaluating financial statements of a breadth and level of accounting complexity generally comparable to that to be present in the Company’s financial statements (or experience actively supervising others engaged in such activities), (iv) an understanding of internal control over financial reporting, and (v) an understanding of audit committee functions.

The education and experience of each member of the Audit Committee that may be relevant to the performance of his or her responsibilities as a member of the Audit Committee is described above under the heading titled “Proposal No. 2—Election of Directors”.

Our Board has adopted the written Audit Committee Charter, which sets out the Audit Committee’s responsibilities, consistent with the rules of the SEC and NI 52-110 and Nasdaq, a current copy of which is available on our website at https://investors.verano.com and appended hereto as Schedule “A”. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee.

Both our independent auditors and internal accounting and finance personnel regularly meet with the Audit Committee and have unrestricted access to the Audit Committee. At no time since the commencement of the Company’s most recently completed fiscal year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Our Audit Committee held six meetings during the year ended December 31, 2023.

Compensation Committee

In 2023, the Compensation Committee consisted of Ms. Nuñez, Mr. Brown (until his resignation from the Board in February 2023), Mr. Hirsh (following his appointment in February 2023) and Mr. Mueller (following his appointment in August 2023). Ms. Nuñez serves as the Chair of our Compensation Committee. The role of the Compensation Committee is to assist the Board in fulfilling its responsibilities for compensation philosophy and guidelines and fixing compensation for the CEO and recommending to the Board compensation for all other executive officers of the Company. In addition, the Compensation Committee is charged with reviewing the Company’s equity incentive plans and proposing changes thereto, approving awards under the Company’s equity incentive plans and recommending any other employee benefit plans, incentive awards and prerequisites with respect to the Company’s executive officers.

Additional discussion of the role and responsibilities of the Compensation Committee is set forth below under the heading titled “Compensation Discussion and Analysis” and “Statement of Director Compensation”.

The Board has adopted the written Compensation Committee Charter setting forth the purpose, composition, authority and responsibility of our Compensation Committee consistent with the rules of the SEC and the guidance of the CSA, a current copy of which is available on our website at https://investors.verano.com.

The Board determined that Mr. Brown was, and Ms. Nuñez, Mr. Hirsh and Mr. Mueller are independent in accordance with the listing rules of Nasdaq, applicable SEC rules and applicable Canadian securities laws.

Our Compensation Committee held six meetings during the year ended December 31, 2023.

Communications with the Board

Shareholders and other interested parties may contact any member (or all members) of the Board (including, without limitation, the non-management directors), any committee of the Board or the chair of any such committee. Written correspondence may be sent addressed to the Board, any committee or any individual director, c/o Corporate Secretary, Verano Holdings Corp., 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A.

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EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers:

Name	Age	Positions
George Archos	44	Chair of the Board and CEO
Darren Weiss	40	President
John Tipton	64	President of the Southern Region
Laura Marie Kalesnik	61	Chief Legal Officer, General Counsel & Secretary
Brett Summerer	47	Chief Financial Officer
Trip McDermott	36	Chief Operating Officer
Aaron Miles	45	Chief Investment Officer
Richard Tarapchak	58	Executive Vice President, Finance & Corporate Controller
Destiny Thompson	43	Chief People Officer
David Spreckman	34	Chief Marketing Officer

Biographical Information

The biography of each of George Archos and John Tipton can be found under the heading “Proposal No. 2—Election of Directors”. The following is biographical information for our other executive officers.

Darren Weiss, President

Mr. Weiss has served as President of the Company since June 2023, and previously served as Chief Legal Officer and General Counsel of the Company from February 2021 upon the consummation of the RTO, as Chief Operating Officer from October 2021 and as Secretary from January 1, 2022, in each case, until June 2023. Mr. Weiss joined Verano LLC in September 2017 and served as Verano LLC’s General Counsel until February 2021 when Verano LLC became a subsidiary of the Company in the Go Public Transactions. From March 2015 to September 2017, Mr. Weiss was a Principal at the law firm Offit Kurman, P.A., and was based in the firm’s Baltimore, Maryland office, where he led the firm’s cannabis practice, which he co-founded. Offit Kurman was awarded a Maryland Daily Record’s 2016 Innovator of the Year prize for its cannabis practice. Mr. Weiss currently sits on the Executive Committee and Board of the Maryland Wholesale Medical Cannabis Trade Association, was named to the Baltimore Business Journal’s 40 Under 40 List and was identified as a 2017 People to Know in the Law. Mr. Weiss received his bachelor’s degree magna cum laude from Washington University in St. Louis in 2005 and his Juris Doctorate cum laude from George Mason University School of Law in 2010. Prior to his legal career, from 2005 through 2007, Mr. Weiss worked as a business consultant with performancesoft, Inc. (later Actuate Corp.), where he provided performance management and business operational consulting services for public and private-sector clients.

Laura Marie Kalesnik, Chief Legal Officer, General Counsel & Secretary

Ms. Kalesnik was appointed Chief Legal Officer, General Counsel and Secretary of the Company in June 2023 and served as Executive Vice President, Deputy General Counsel from March 2021 to June 2023. Prior to joining the Company, Ms. Kalesnik worked with the Company as outside counsel on a number of acquisitions, the RTO and other securities and corporate matters. Ms. Kalesnik brings more than 30 years of legal experience to the Company’s executive team having served as a corporate partner with the international law firm Dorsey & Whitney LLP from August 2017 to January 2021 and as a corporate partner with the global law firm Norton Rose Fulbright US LLP from April 2005 to August 2017. In addition, Ms. Kalesnik worked on-site proving legal services to a private equity backed research and development company, Allied Bioscience in January and February 2021. Ms. Kalesnik’s representative experience includes buy and sell side mergers and acquisitions, securities offerings and public reporting, restructurings, financings and corporate governance. Ms. Kalesnik received a BA in Finance from the University of Oklahoma, an MBA from the American Graduate School of International Management, and a JD from Southern Methodist University. Ms. Kalesnik has been recognized as a Texas Top Rated Lawyer and Texas Super Lawyer.

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Brett Summerer, Chief Financial Officer

Mr. Summerer has served as Chief Financial Officer of the Company since January 2022. Mr. Summerer joined the Company in December 2021, and at that time served as a financial consultant for the Company until his appointment to Chief Financial Officer. Mr. Summerer brings more than 21 years of diverse leadership experience to the Company’s executive team. Throughout his career, he has held leadership positions of increasing responsibility across multiple information technology, manufacturing, and consumer packaged goods (“CPG”) companies. Mr. Summerer began his career in the information technology sector at Modern Engineering, and while serving as Head of Information Technology, he managed the firm’s budget, vendor contracts, and operational integration for acquisitions. In 2006 he joined General Motors, working in Financial Planning and Analysis, Controller and Chief Financial Officer positions in the U.S. and Asian markets. He joined Corning Incorporated in 2016 and served as the head of Financial Planning and Analysis and Supply Chain Finance, and in 2018 gained pharmaceutical industry experience as the Head of Finance for their pharmaceutical business. In 2019, Mr. Summerer served as Vice President, Head of Supply Chain Finance and Chief Financial Officer of The Kraft Heinz Company’s U.S. Operations, where he led all aspects of the CPG company’s financial activities across its extensive national manufacturing footprint in its largest market. Mr. Summerer received two bachelor’s degrees from Michigan State University in 1999 in Electrical Engineering and Computer Science and received his master’s degree as well in Electrical Engineering in 2000. He received an MBA from the University of Michigan in 2005 and has been a certified public accountant in the state of Illinois since 2007.

Trip McDermott, Chief Operating Officer

Trip McDermott was appointed Chief Operating Officer of the Company in June 2023, and previously served as Executive Vice President, Operations for the Company from November 2021 to June 2023. In this pivotal role, Mr. McDermott has worked across all functions of the Company to drive excellence in standard operating procedures across the Company’s flagship Zen Leaf and MÜV dispensaries and third-party retail partners. Prior to joining the Company, Mr. McDermott spent nearly seven years as Vice President of Corporate Development & Strategy at BellRock Brands, a Denver-based cannabis company, where Mr. McDermott played an integral role in expanding the company from one to eight markets, completing a merger with Mary’s Medicinals, executing and managing multiple third-party licensing transactions and the company listing on the CSE. Mr. McDermott received a BSBA in finance and entrepreneurship from Boston University.

Aaron Miles, Chief Investment Officer

Mr. Miles has served as Chief Investment Officer of the Company since June 2021. Mr. Miles joined Verano LLC in September 2020 and served as Head of Investor Relations of Verano LLC and of the Company upon consummation of the RTO, until his promotion to Chief Investment Officer in June 2021. Mr. Miles has worked in a finance capacity for more than 19 years with capital markets, investor relations, treasury, mergers and acquisitions and communication responsibilities throughout a career that has spanned organizations including Cresco Labs, Inc. from September 2018 to May 2019 and December 2019 to September 2020, the New York Stock Exchange from May 2019 to December 2019, Tribune Publishing from June 2017 to August 2019, Navigant Consulting from December 2014 to June 2017, the CME Group from May 2011 to October 2014, and Abbott Labs from June 2008 to May 2011. Mr. Miles graduated from Central Michigan University in 2002 with a Bachelor of Science in Economics, and from Walsh College in 2005 with a Master of Science in Finance.

Richard Tarapchak, Executive Vice President, Finance & Corporate Controller

Mr. Tarapchak has served as Executive Vice President, Finance & Corporate Controller of the Company since July 2022. Prior to joining the Company, Mr. Tarapchak served in various accounting and finance roles, including as Vice President Corporate Controller and Chief Accounting Officer of II-VI Incorporated from January 2021 to July 2022, Corporate Controller of Reynolds Group Holdings Limited from 2015 to 2021, Chief Financial Officer of National Material L.P. from 2014 to 2015, and a number of positions at Navistar International Corporation, including, most recently, Senior Vice President and Corporate Controller from 2010 to 2014. Mr. Tarapchak earned a business administration degree from Wittenberg University in 1987 and an MBA in finance and accounting from The Ohio State University in 1992 and is a certified public accountant. Mr. Tarapchak also serves as a board member of the Illinois CPA Society.

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Destiny Thompson, Chief People Officer

Ms. Thompson has served as the Chief People Officer of the Company since October 2021. In this role, Ms. Thompson is responsible for leading the Company’s overall people strategy, which includes workforce planning; talent management; learning and development; diversity, equity, and inclusion; acquisitions and integration and overall employee engagement to support the future growth of the Company. Ms. Thompson has over 20 years of human resources experience in professional and financial services firms. She has experience in various industries, including technology, higher education, life sciences and financial services. For the 18 months prior to joining the Company, Ms. Thompson served as the Chief Human Resource Officer at Stout, an investment banking and financial services firm where she served on the executive team leading Stout’s people strategy. Previously Ms. Thompson spent 15 years at Huron Consulting Group leading and scaling many businesses globally for transformative growth. Ms. Thompson earned her B.A. in English Literature at Purdue University. She is a member of Chief, a private network of C-level women that share and cross-pollinate ideas across many industries. Ms. Thompson also serves on the Expert Council for Hacking HR, leading and contributing to conversations about the future of human resources and the evolving workforce.

David Spreckman, Chief Marketing Officer

Mr. Spreckman has served as the Company’s Chief Marketing Officer since June 2023, and previously served as Executive Vice President and Head of Marketing from January 2022. In this role, he oversees all aspects of the Company’s marketing, design, and brand communications across all business units. He and his team are responsible for connecting Verano products, services, and experiences with consumers to build brand awareness while driving demand and retention across all channels. Mr. Spreckman served as Vice President of Marketing and Corporate Communications from May 2021 to January 2022. In addition to leading the Company’s retail marketing arm, he was responsible for authoring the Company’s external communications and media strategy and engagement during its go-public phase after completing the RTO. From June 2019 to May 2021, Mr. Spreckman served in roles as Senior Director, Corporate Communications & Retail Marketing and Director, Retail Marking & Communications for the Company. Before joining the Company, Mr. Spreckman was an Account Supervisor with LKH&S Advertising from 2016 to 2019. His responsibilities included driving market differentiation, consumer engagement, revenue growth and market-share capture for a diverse roster of B2B and B2C clientele that included legacy brands Philips Norelco, Solo Cup, STARZ Entertainment, Nissan, and TransUnion, as well as early-stage start-ups, offshoots, and niche/luxury products. Mr. Spreckman graduated from Indiana University with a BA in Journalism-Public Relations and Spanish.

SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership, including with respect to our Subordinate Voting Shares and other derivative securities of the Company. Our executive officers, directors and greater than 10% beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on the Company’s review of copies of such reports received by the Company, reports viewed by the Company on the Company’s profile page on the SEC’s website at https://www.sec.gov, or information and representations obtained from certain reporting persons, the Company believes that during the year ended December 31, 2023, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial shareholders with respect to our Subordinate Voting Shares and other derivative securities of the Company were complied with, except for: (i) the report of change in ownership on Form 4 was filed late on April 11, 2023, reporting a transaction by Mr. Tarapchak on April 5, 2023; (ii) the report of change in ownership on Form 4 was filed late on April 11, 2023 reporting a transaction by Mr. Spreckman on April 5, 2023; and (iii) any Section 16(a) reports not filed by Eminence Capital, as described in the following paragraph.

Based on a Form 62-103F3 filed on June 12, 2023 on SEDAR+ by Eminence Capital, Eminence Capital is a beneficial owner of 10% or more of Subordinate Voting Shares of the Company. Based solely on the Company’s review of reports on the Company’s profile page on the SEC’s website at https://www.sec.gov, Eminence Capital has not filed a Form 3, any Form 4s or a Form 5 under Section 16 of the Exchange Act.

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SECURITY BASED COMPENSATION ARRANGEMENTS

The Company adopted the Verano Holdings Corp. Stock and Incentive Plan (the “Equity Incentive Plan”) effective February 11, 2021 and last approved by its shareholders on June 22, 2023, permitting the grant of Awards (as defined in the Equity Incentive Plan), as more fully described below.

Equity Compensation Plan Information

Awards based on Proportionate Voting Shares may be settled by the Board in Subordinate Voting Shares, applying a ratio of 100 Subordinate Voting Shares for each Proportionate Voting Share, which is the intention of the Board, and as such, the information with respect to the Equity Incentive Plan is denominated solely in Subordinate Voting Shares applying such exchange ratio. The following table sets out information as of December 31, 2023 with respect to the Equity Incentive Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding Options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding Options, warrants and rights (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (3)
Equity compensation plans approved by security holders	8,851,493 Subordinate Voting Shares	$22.67	34,407,410 Subordinate Voting Shares
Equity compensation plans not approved by security holders	—	—	—

	8,851,493 Subordinate Voting Shares	$22.67	34,407,410 Subordinate Voting Shares

(1)	Represents Company RSUs covering the right to receive a total of 8,812,537 Subordinate Voting Shares and Company Options exercisable for a total of 38,956 Subordinate Voting Shares.

(2)	Represents the weighted average exercise price of Company Options per Subordinate Voting Share. The exercise price for Company Options is set in Canadian dollars and has been converted to U.S. dollars based on the exchange rate published by the Bank of Canada on December 29, 2023, the last trading day of fiscal year 2023.

(3)	The aggregate number of Subordinate Voting Shares that may be issued under the Equity Incentive Plan is equal to 10% of the Subordinate Voting Shares and Proportionate Voting Shares outstanding as of any given date. Awards that are forfeited, cancelled or reacquired by the Company (including in connection with cash or net settlement of Awards), are recycled and again made available for grant.

At April 24, 2024, the following Awards were outstanding under the Equity Incentive Plan: (1) Company Options exercisable for a total of 37,711 Subordinate Voting Shares, representing less than 1% of the then outstanding number of Subordinate Voting Shares and (2) RSUs covering the right to receive a total of 8,658,798 Subordinate Voting Shares, representing less than 3% of the then outstanding number of Subordinate Voting Shares. As of April 24, 2024, an aggregate of 25,719,805 Subordinate Voting Shares remained available for issuance under the Equity Incentive Plan, representing less than 8% of the then outstanding number of Subordinate Voting Shares.

The number of unexercised Company Options and the number and value of unvested Company RSUs outstanding at December 31, 2023 for our “Named Executive Officers” or “NEOs” are presented below under the heading titled “Compensation Discussion and Analysis.”

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Summary of Terms and Conditions of the Equity Incentive Plan

Purpose of the Equity Incentive Plan

The purpose of the Equity Incentive Plan is to enable the Company to: (1) promote and retain employees, officers, consultants, advisors and directors capable of assuring the future success of the Company; (2) offer such persons incentives to put forth maximum efforts; and (3) compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and our shareholders.

Eligibility

Any of the Company’s employees, officers, directors, consultants (who are natural persons) (each a “Participant” and collectively, the “Participants”) are eligible to participate in the Equity Incentive Plan if selected by the Compensation Committee. The basis of participation of an individual under the Equity Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the Equity Incentive Plan, will be determined by the Compensation Committee taking into account the nature of the services rendered by the respective Participants, their historical contributions to the success of the Company’s predecessor entities or affiliates, present and potential contributions to the success of the Company or such other factors as the Compensation Committee determines, based on its judgment as to the best interests of the Company, and therefore cannot be determined in advance.

Awards granted pursuant to the Equity Incentive Plan may be convertible into, or exercisable for, as applicable, Subordinate Voting Shares or Proportionate Voting Shares (together, the “Shares”). The maximum aggregate number of Shares that may be issued under the Equity Incentive Plan will be determined by the Board from time to time, but in no case will exceed, in the aggregate, 10% of the number of Shares then outstanding (whereby the Proportionate Voting Shares are calculated on an as-converted to Subordinate Voting Share basis). Any Shares subject to an Award under the Equity Incentive Plan that are forfeited, cancelled, expire unexercised, are settled in cash, or are tendered or withheld to satisfy tax withholding obligations of a Participant will again be available for Awards under the Equity Incentive Plan. Other than an Award made pursuant to any election by a Company director to receive an Award in lieu of all or a portion of annual and Board committee retainers and meeting fees, as may be applicable, no non-employee director may be granted Awards denominated in Subordinate Voting Shares that exceed in the aggregate $1,000,000 in any calendar year.

In the event of: (1) any dividend, recapitalization, forward or reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Subordinate Voting Shares or other securities of the Company; (2) issuance of warrants or other rights to acquire Subordinate Voting Shares or other securities of the Company or other similar corporate transaction or events which affect the Subordinate Voting Shares; (3) unusual or nonrecurring events affecting the Company, the financial statements of the Company; or (4) changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, the Compensation Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Equity Incentive Plan, to: (a) the number and kind of shares which may thereafter be issued in connection with Awards; (b) the number and kind of shares issuable in respect of outstanding Awards; (c) the purchase price or exercise price relating to any Award or, if deemed appropriate, provide for a cash payment with respect to any outstanding Award; and (d) any share limit set forth in the Equity Incentive Plan.

Description of Awards

Company Options

The Compensation Committee is authorized to grant Company Options that are either incentive stock options, meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, meaning they are not intended to satisfy the requirements of such Section 422. Company Options granted under the Equity Incentive Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Equity Incentive Plan, unless the Compensation Committee determines otherwise, if a Company Option is substituted for another Company Option in connection with a corporate transaction, the exercise price of the Company Option will not be less than the fair market value (as determined under the Equity Incentive Plan) of the Subordinate Voting Shares at the time of grant. Company Options granted under the Equity Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable Award agreement. The maximum term of a Company Option granted under the Equity Incentive Plan will be ten years from the date of grant (or five years in the case of a Company incentive stock option granted to a shareholder of the Company who holds more than 10% of the issued and outstanding Shares). Payment in respect of the exercise of a Company Option may be made in cash or by check, by surrender of unrestricted Subordinate Voting Shares (at their fair market value on the date of exercise) or by such other method as the Compensation Committee may determine to be appropriate. Additional minimum provisions set forth in the Equity Incentive Plan will apply to Awards granted to Participants residing in California if such Award is granted in reliance on Section 25102(o) of the California Corporations Code.

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Restricted Stock

A restricted stock award is a grant of Subordinate Voting Shares, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the Participant for each Subordinate Voting Shares subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (1) the Participant’s continued service over a period of time with the Company or its affiliates; (2) the achievement by the Participant, the Company or its affiliates of any other performance goals set by the Compensation Committee; or (3) any combination of the above conditions as specified in the applicable Award agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock award with respect to those conditions which are not attained, and the underlying Subordinate Voting Shares will be forfeited. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of Subordinate Voting Shares. During the restriction period, unless otherwise provided in the applicable Award agreement, a Participant will have the right to vote the Subordinate Voting Shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in the applicable Award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of a restricted stock award will be forfeited.

RSUs

RSUs are granted for a specified number of Subordinate Voting Shares and entitle the holder to receive, after a period of continued service with the Company or its affiliates or upon the achievement of specific performance goals established by the Compensation Committee, or any combination of the foregoing, as set forth in the applicable Award agreement, one Subordinate Voting Share for each Subordinate Voting Share covered by the RSU; provided, that the Compensation Committee may elect to pay cash, or part cash and part Subordinate Voting Shares in lieu of delivering only Subordinate Voting Shares. The Compensation Committee may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable Award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of the RSUs are forfeited.

Stock Appreciation Rights

Stock appreciation rights awarded under the Equity Incentive Plan (a “Company SAR”) entitle the recipient to receive, upon exercise of the Company SAR, the increase in the fair market value of a specified number of Subordinate Voting Shares from the date of the grant of the Company SAR and the date of exercise payable in Subordinate Voting Shares. Any grant may specify a vesting period or periods before the Company SAR may become exercisable and permissible dates or periods on or during which the Company SAR will be exercisable. No Company SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service, the same general conditions applicable to Company Options as described above would be applicable to the Company SAR.

Other Stock-Based Awards

The Compensation Committee may grant other Awards that are denominated or valued in whole or in part by reference to Subordinate Voting Shares. The Compensation Committee will determine the terms and conditions of such Awards. No other stock-based Award will contain a purchase right or option-like exercise feature.

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Proportionate Voting Share Awards

The Compensation Committee may, in its sole discretion, determine on the exercise or conversion of any Award that would otherwise result in a Participant receiving Proportionate Voting Shares, that such Participant will receive Subordinate Voting Shares in lieu of Proportionate Voting Shares. The number of Subordinate Voting Shares substituted for Proportionate Voting Shares will be determined by the Committee in its sole and reasonable discretion, based on a conversion ratio of 100 Subordinate Voting Shares for every one Proportionate Voting Share, and any exercise or conversion price applicable to such Award will be amended correspondingly.

Administration of the Equity Incentive Plan

The Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Equity Incentive Plan will be nontransferable except by will or by the laws of descent and distribution. No Participant will have any rights as a shareholder with respect to Subordinate Voting Shares covered by Company Options, Company SARs, restricted stock awards, Company RSUs or other stock-based Awards, unless and until such Awards are settled in Subordinate Voting Shares.

No Company Option (or, if applicable, Company SARs) will be exercisable, no Subordinate Voting Shares will be issued, no certificates for Subordinate Voting Shares will be delivered and no payment will be made under the Equity Incentive Plan except in compliance with all applicable laws.

Subject to the requirements of Cboe Canada, the Board may amend, alter, suspend, discontinue or terminate the Equity Incentive Plan and the Compensation Committee may amend any outstanding Award at any time; provided that: (1) such amendment, alteration, suspension, discontinuation, or termination will be subject to the approval of the Company’s shareholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the Equity Incentive Plan or any rules or requirements of any applicable securities exchange; and (2) no such amendment or termination may adversely affect Awards then outstanding without the Award holder’s permission, except as required by law.

In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, takeover bid or tender offer, repurchase or exchange of Subordinate Voting Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company entering into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any (or a combination) of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided, however that the consummation of the event subsequently occurs):

●	termination of the Award, whether or not vested, in exchange for cash or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights;
●	the replacement of the Award with other rights or property selected by the Compensation Committee or the Board, in its sole discretion;
●	assumption of the Award by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for by similar options, rights or Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
●	that the Award will be exercisable or payable or fully vested with respect to all Subordinate Voting Shares covered thereby, notwithstanding anything to the contrary in the applicable Award agreement; or
●	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Tax Withholding

The Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis (“CD&A”) provides an overview of our executive compensation philosophy, discusses executive compensation policies and practices, and analyzes how and why our Compensation Committee arrived at specific compensation decisions with respect to our Named Executive Officers for 2023.

Named Executive Officers

For 2023, our Named Executive Officers, and their respective titles, are the following five officers of the Company.

●	George Archos, Chair of the Board and CEO
●	Brett Summerer, Chief Financial Officer
●	Darren Weiss, President
●	John Tipton, Director and President of the Southern Region
●	Laura Marie Kalesnik, Chief Legal Officer, General Counsel & Secretary

Executive Summary of Executive Compensation

The Company’s compensation practices are designed to retain, motivate and reward its executive officers for their performance and contribution to the Company’s long-term success. We seek to compensate our executive officers by combining cash and equity-based compensation intended to reward the achievement of corporate performance objectives and individual performance and to align executive officer incentives with shareholder value creation.

The Compensation Committee (or as used in this CD&A, the “Committee”) reviews the executive compensation arrangements for the Named Executive Officers and the other senior officers of the Company whom the Board has determined are “executive officers” within the meaning of Section 16 of the Exchange Act. The Committee determines and approves all compensation arrangements of the CEO and makes recommendations to the Board for the approval of all executive compensation arrangements for the other executive officers.

In reviewing our executive compensation, the Committee takes into account considerations specific to the U.S. cannabis industry, including restraints on our business due to the continued U.S. federal illegality of cannabis and the early-stage nature of the cannabis industry. Due to these considerations, as well as our goal to align executive compensation with our long-term success and shareholder value creation, for 2023 the Committee took a conservative approach to cash management and gave weight to non-cash compensation.

Highlights of the 2023 Fiscal Year

During 2023, the Company achieved the following financial and operating results:

●	Revenue of $938 million, an increase of 7% year-over-year;
●	Gross profit of $475 million or 51% of revenue;
●	Selling, general and administrative expense of $332 million or 35% of revenue;
●	Net loss of $(117) million or (13)% of revenue;
●	Adjusted EBITDA[1] (as defined below) of $305 million or 32% of revenue;
●	Net cash provided by operating activities of $110 million;
●	Capital expenditures of $36 million; and
●	Free Cash Flow[1] (as defined below) of $73 million.

1 These financial measures are non-U.S. generally accepted accounting principle (“GAAP”) financial measures. Please see Appendix A for a reconciliation of each such non-GAAP financial measure to the most comparable GAAP financial measure.

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In addition, in 2023, the Company expanded its retail footprint across key markets, with operations at December 31, 2023, spanning 13 states, comprised of 136 dispensaries and 14 production facilities with more than 1,000,000 square feet of cultivation capacity.

Executive Compensation Practices

Described in the table below are some of the current practices that we consider good governance features of our executive compensation program:

WE DO			WE DON’T
●	Offer a mix of pay showcasing alignment with focus on long-term performance	●	Use the same mix of pay year-over-year, and instead ask the Committee to review the mix of pay at least annually, allowing for flexibility in compensation decisions
●	Establish financial targets annually, approved by the Committee, for the Company under our Annual Bonus Plan	●	Offer uncapped payouts under our Annual Bonus Plan.
●	Analyze both individual and Company performance when determining bonuses under our Annual Bonus Plan (as defined below)	●	Use the same financial metrics year over year under our Annual Bonus Plan, and instead ask the Committee to analyze Company financial measures each year to ensure such measures continue to align to our business
●	Employ multi-year vesting for almost all RSUs granted to our NEOs in 2023	●	Emphasize short-term incentives with our equity Awards
●	Maintain stock ownership guidelines that require 6x annual base salary for our CEO and 3x annual base salary for all other executive officers	●	Discourage hedging generally, and do not allow directors, executive officers and certain other employees to enter into any transaction that has the effect of offsetting their economic value of any direct or indirect interest in our securities
●	Review increases to executive officer base salaries each year	●	Guarantee increases to executive officer base salaries
●	Align NEO goals under our Annual Bonus Plan with the full employee population	●	Historically reprice stock options, or offer options below market value
●	Limit perquisites offered to our NEOs	●	Pay out dividend equivalents on unearned RSUs

We believe that these factors of our executive compensation program currently benefit the Company as a whole and serve to increase the alignment of incentives between our NEOs and our shareholders.

Overview of 2023 NEO Compensation

During 2023, the Committee made the following determinations related to our NEO compensation:

●	Considered merit increases to the base salaries of our NEOs based on individual performance, promotions, bonus eligibility and long-term bonus potential, resulting in a merit increase to Mr. Tipton’s base salary in January 2023 and an increase in Ms. Kalesnik’s base salary, annual bonus target and long-term bonus incentive percentage upon her promotion in June 2023.

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●	Determined that annual short-term bonuses for 2022 would consist of a mix of RSUs and cash.

●	Formalized the Company’s Annual Bonus Plan (the “Annual Bonus Plan”) with the purpose of motivating and rewarding eligible employees, including our NEOs, by making a portion of employee compensation based on the achievement of specified performance goals over a one-year period.

●	Approved and set the pay targets for the 2023 Company financial performance measures under the Annual Bonus Plan, which consisted of revenue, Adjusted EBITDA margin[1] (as defined below) and Free Cash Flow[1] (as defined below).

●	Set individual pay targets for 2023 annual cash bonuses, with capped amounts, based on annual base salary.

●	Set individual value amounts for 2023 annual grants of long-term equity incentive Awards under our Equity Incentive Plan, based on annual base salary.

[1]	These financial measures are non-U.S. GAAP financial measures. Please see Appendix A for a reconciliation of each such non-GAAP financial measure to the most comparable GAAP financial measure.

Mix of Pay for Executive Officers

The annual compensation of our executive officers for 2023 was comprised of three components:

●	Base Salary – Paid in cash in accordance with the Company’s payroll practices.

●	Annual Cash Bonus – A cash bonus under the Annual Bonus Plan based on a target percentage of annual base salary with payout based on the level of achievement of both Company financial performance metrics and individual performance for 2023.

●	Long Term Equity Incentives – A grant date value of a percentage of annual base salary consisting of long-term equity incentives under the Equity Incentive Plan.

Performance-based compensation consists of annual bonuses paid under the Annual Bonus Plan which are based on both individual performance and Company performance. Long-term incentives to align our executive officers’ compensation with shareholder value creation consist of annual awards of long-term equity incentives under the Equity Incentive Plan, as discussed below under “—Elements of Named Executive Officer Compensation—Annual Bonus”.

In addition, in 2023, the Committee determined that annual bonuses based on 2022 Company and individual performance and payable in 2023 would be paid to eligible employees in a mix of cash and RSUs that would immediately vest at the time of grant. Certain executive officers, including NEOs Messrs. Archos, Summerer and Weiss, chose to forego the immediately vested RSU portion of their respective 2022 annual bonus. In June 2023, the time at which the Company granted long-term incentive grants in the form of RSUs under our Equity Incentive Plan, such executive officers, including Messrs. Archos, Summerer and Weiss, were granted additional RSUs with a grant date fair value equal to the RSUs they forewent. The replacement RSUs granted to Messrs. Archos, Summerer and Weiss vest in four equal increments on the 12-, 18-, 24- and 30-month anniversaries of the grant date (the “2022 Bonus Replacement RSUs”). The Committee determined that the time-vested 2022 Bonus Replacement RSUs would better align our NEOs’ compensation packages with our long-term goals.

During 2023, as shown below, with respect to our CEO, Mr. Archos, and the average of all other NEOs, the mix of compensation for 2023 was weighted toward long-term incentives. Approximately 57.9% of Mr. Archos’ compensation and 58.1% of the average all other NEOs’ compensation were comprised of long-term incentive awards in the form of RSUs. The cash component of our NEOs’ 2023 compensation consisted of their respective (1) annual base salary, (2) annual cash bonus earned under the Annual Bonus Plan based on 2023 Company financial performance and individual performance, and (3) any other cash compensation listed in the “All Other Compensation” column of the “NEO Summary Compensation Table” included herein. This mix does not include the 2022 Bonus Replacement RSUs granted to Messrs. Archos and Summerer in connection with the payout of the 2022 annual bonus.

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For 2023, the Company achieved financial performance above all Company financial targets set by the Committee, resulting in a 109.7% payout for the Company performance component for 2023 annual cash bonuses under the Annual Bonus Plan. This, combined with individual performance as detailed below under “—Elements of Named Executive Officer Compensation—Annual Bonus” resulted in 16.1% of Mr. Archos’ 2023 compensation being based on performance, and 16.3% of the average of all other NEOs’ 2023 compensation being based on performance.

Elements of Named Executive Officer Compensation

2023 compensation of executive officers was comprised of the following: (1) base salary; (2) annual bonus granted under the Annual Bonus Plan; and (3) annual long-term, equity-based Awards granted under the Equity Incentive Plan. These principal elements of compensation are subject to the terms and conditions of any employment agreement an NEO may have with the Company and may not be the reflective of our compensation program in 2024.

Base Salary

Base salaries are intended to provide an appropriate level of fixed compensation that will assist in the Company’s objective of employee retention and recruitment. Base salaries are determined on an individual basis, taking into consideration the past, current and potential contribution to the Company’s success, each Named Executive Officer’s experience and the expertise, position, and responsibilities of such Named Executive Officer. Base salaries are typically reviewed annually and may be adjusted based on the foregoing factors and the recommendations of our CEO, except with respect to his own base salary. The Company believes that base salary, while an important component of total compensation, should not be as heavily weighted as long-term compensation, and as such, in 2023, the Company paid the NEOs an annual long-term incentive Award under the Equity Incentive Plan consisting of RSUs equal to 225% of such NEO’s annual base salary in 2023. When determining base salaries, the Committee and Board consider that annual long-term incentive Awards and annual bonuses are determined as a percentage of base salary. The Company does not use a specific metric when determining base salaries to allow for flexibility in decision-making.

During 2023, the Committee considered merit increases when determining NEO salary, and considered, when determining such increases, such NEO’s annual bonus eligibility and long-term bonus potential.

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In January 2023, the Committee approved an increase in Mr. Tipton’s base salary from $100,000 to $475,000 after considering Mr. Tipton’s contribution to the Company’s success, his experience and expertise, and his position and responsibilities, as well as the cessation of performance awards made to Mr. Tipton in 2021 and 2022 pursuant to his employment agreement with the Company. In 2023, Ms. Kalesnik received an increase in her annual base salary at the time she was promoted. All other NEO base salaries remained the same during 2023.

NEO	2023 Base Salary
George Archos	$475,000
Brett Summerer	$405,000
Darren Weiss	$450,000
John Tipton	$475,000
Laura Marie Kalesnik	$400,000

Annual Bonus

The purpose of the Annual Bonus Plan is to motivate and reward eligible employees by making a portion of their annual cash compensation dependent on the achievement of certain goals, which may include, but are not limited to, corporate, business unit and individual performance goals.

Annual cash bonuses are awarded based on qualitative and quantitative performance standards and are designed to reward Company performance and individual executive officer performance based on the criteria set forth by the Committee pursuant to the Annual Bonus Plan. In 2023, (a) the Annual Bonus Plan was approved and ratified by the Board upon the recommendation of the Committee, (b) the Company-wide financial performance metrics were established under the Annual Bonus Plan for the fiscal year, and (c) the range of bonus payouts based on the level of achievement of such financial performance metrics was set. The target payout amount for 2023 cash bonuses was set at 50% of each NEO’s annual base salary in 2023. The Company emphasized performance-based pay with its annual bonuses, but placed greater importance on long-term incentives by granting RSUs under the Equity Incentive Plan, so that, while annual performance is awarded, our NEOs are incentivized to focus on long-term performance.

Bonuses for 2023 performance under the Annual Bonus Plan were calculated applying the applicable percent of base salary and payout factors per individual, as follows:

2023 ANNUAL BONUS CALCUATION

(Base Salary) X (Fixed Percent of Base Salary, which was 50% for all NEOs)

X

(Individual Performance Payout Factor, from 0% to 125%)

X

(Company Performance Payout Factor, from 0% to 150%)

Individual performance criteria under the Annual Bonus Plan for 2023 were based on the participant’s individual performance and contributions to the Company as well as the performance and contributions to the Company of the business unit in which such person is employed (the “Individual Performance Metrics”). Individuals, including our NEOs, were evaluated and ranked on a number system of one to five, and the ranking determined the applicable individual performance payout factor, which ranged from 0% to 125%.

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For 2023, the Company-wide financial performance metrics (the “Company Performance Metrics”) were comprised of financial targets for (i) revenue, weighted at 25.0% contribution to the Company’s performance payout factor (ii) net income (loss) plus net interest expense, income tax expense, depreciation and amortization and plus or minus certain one-time extraordinary items, as a percentage of revenue (“Adjusted EBITDA margin”), weighted at 37.5% contribution to the Company’s performance payout factor and (iii) net cash provided by operating activities less capital expenditures (“Free Cash Flow”), weighted at 37.5% contribution to the Company’s performance payout factor.

The Committee chose these Company Performance Metrics because it believes that these metrics were key indicators of our strength in 2023 and were measurable determinants of the Company’s overall success. In particular, the Committee considered that Free Cash Flow, despite being discretionary, was a key financial performance metric for cannabis industry participants and thus aids the Company’s investors in comparing across industry participants.

For 2023, the threshold, target and maximum amounts for each Company Performance Metric were as follows for all employee participants in the Annual Bonus Plan, including the NEOs:

Financial Metric	Percentage of Weighted Average	Threshold (50% Payout of Percentage of Weighted Average)	Target (100% Payout of Percentage of Weighted Average)	Maximum (150% Payout of Percentage of Weighted Average)	Actual Financial Metric for 2023 Fiscal Year	Actual Payout Factor
Revenue	25.0%	$760 million	$950 million	$1,140 million	$938.5 million	24.4%
Adjusted EBITDA Margin	37.5%	22.4%	32.0%	41.6%	32.5%	39.4%
Free Cash Flow	37.5%	$0	$50 million	$100 million	$73.4 million	45.9%
Company Performance Payout Factor						109.7%

For a description of how we calculate non-GAAP financial measures Adjusted EBITDA margin and Free Cash Flow, as well as a reconciliation of each to their respective most directly comparable GAAP financial measures, please see Appendix A.

In 2023, all NEOs participated in the Annual Bonus Plan with annual cash bonus targets set at 50% of such NEO’s annual base salary in 2023. The NEOs earned annual cash bonuses based on (1) an individual performance payout factor up to 125%, dependent on achievement of Individual Performance Metrics, and (2) a Company performance payout factor equal to 109.7%. Each NEO’s individual performance was evaluated by the Committee and the CEO (except for the CEO, who was evaluated by the Committee only) in determining their individual performance payout factor and resulting 2023 cash bonus under the Annual Bonus Plan that was recommended to, and subsequently approved by, the Board. Each NEO’s individual performance was generally considered in the course of the Board’s and the Committee’s decision-making, and no specific criteria for Individual Performance Metrics were selected, allowing for flexibility in awarding annual bonuses.

The resulting individual bonuses earned by our NEOs under the Annual Bonus Plan for 2023 and paid in March 2024 are set forth in the table below:

NEO	Annual Bonus Target	Percentage of Target Earned	Total Dollar Amount
George Archos	$237,500	127.1%	$301,790
Brett Summerer	$202,500	126.2%	$255,464
Darren Weiss	$225,000	127.1%	$285,906
John Tipton	$237,500	127.1%	$301,790
Laura Marie Kalesnik	$200,000	134.7%	$269,478

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Annual Long-Term, Equity-Based Awards

In 2023, the Committee and the Board determined that the annual compensation of salaried employees, including each NEO, may include, in addition to an annual base salary and annual cash bonus, long-term equity incentives under the Equity Incentive Plan, with a grant date fair value based on a percentage of such employee’s base salary. The Committee granted RSUs to our NEOs because Awards of RSUs align the interests of our NEOs with those of our shareholders and encourage retention through time-based vesting. The Committee considers the importance of these factors when determining the payout factor for annual long-term incentive Awards as it relates to base salaries.

In 2023, the Board granted long-term equity incentive grants of RSUs to our NEOs equal to 225% of each NEO’s base salary, shifting the overall balance of our NEOs’ total compensation toward equity-based, long-term incentive pay. All NEOs receive the same percentage to help ensure consistency, equitability, and common alignment among executive leadership.

In June 2023, each of Messrs. Archos, Summerer and Weiss received the 2022 Bonus Replacement RSUs in addition to their respective 2023 annual grant of Company RSUs representing 225% of their base salary.

The table below shows the long-term incentive grants (“LTI Grants”) received by the Named Executive Officers during 2023.

NEOs	Annual Base Salary	LTI Grants (1)	Additional Value of LTI Grants (2)	Aggregate Value of LTI Grants in 2023	Total Number of RSUs Granted in 2023
George Archos	$475,000	$1,083,555	$98,503	$1,182,058	401,118
Brett Summerer	$405,000	$923,930	$88,751	$1,012,681	343,643
Darren Weiss	$450,000	$1,026,276	$73,877	$1,100,153	373,325
John Tipton(3)	$475,000	$1,082,302	$0	$1,082,302	367,268
Laura Marie Kalesnik(4)	$400,000	$936,369	$7,017	$943,386	311,659

(1)	Amounts shown are the fair value on the grant date of such Awards, which value may change due to stock price fluctuations. The number of RSUs awarded to each NEO was determined using the closing stock price on the trading day preceding the grant date.

(2)	Amounts shown for Messrs. Archos, Weiss and Summerer consist of 2022 Bonus Replacement RSUs.

(3)	In lieu of a 2022 annual bonus paid out in 2023, Mr. Tipton received a performance bonus paid in 2022 as provided for in his employment agreement with the Company. As such, Mr. Tipton did not receive any 2022 Bonus Replacement RSUs.

(4)	In June 2023, Ms. Kalesnik received both a grant of RSUs exercisable into 265,361 Subordinate Voting Shares and an additional grant of RSUs exercisable into 43,917 Subordinate Voting Shares, together representing 225% of her base salary as an executive officer of $400,000. Both Awards of RSUs vest 25% on each of 12, 18, 24 and 30 months from the June 1, 2023.

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Perquisites and Other Personal Benefits

The Committee believes in providing only limited perquisites and personal benefits to our executive officers, in order to emphasize alignment with long-term performance versus short-term compensation.

Our NEOs are also eligible to participate, at their election, in the broad-based benefit and welfare plans as well as discounts on Company products at Company dispensaries, all of which are available to the Company’s employees generally.

Employment Arrangements

The NEOs are employed at-will, and, as discussed below in “—Employment Agreements and Termination and Change in Control Benefits,” our NEOs have a guaranteed minimum base salary outlined in such agreements. We have entered into written agreements with each of our NEOs pursuant to which the NEOs provide the Company with certain protections, including non-competition and non-solicitation covenants for a specified period of time, depending on their position, along with covenants regarding confidentiality, work for hire and assignments of inventions. For a discussion of termination and change in control benefits under our NEO employment agreements, please see below under the section titled “—Employment Agreements and Termination and Change in Control Benefits.”

Retirement Benefit Plans

Each NEO is eligible to participate in a 401(k) Plan sponsored by a subsidiary of the Company (the “401(k) Plan”), a tax-qualified, defined contribution retirement plan. The 401(k) Plan is generally available to eligible employees. Participants in the 401(k) Plan are eligible to make pre-tax contributions and Roth post-tax contributions. In addition, the Company fully matches employee contributions under the 401(k) Plan up to 1% of salary, and continues to match 50% of employee contributions, up to 6% of salary, subject to contribution limits. All contributions by the Company vest after two years of employee service.

Employment Agreements and Termination and Change in Control Benefits

Except as described below, we do not have any contract, agreement, plan or arrangement that provides for payments to a NEO at, following or in connection with a termination (whether voluntary, involuntary or constructive), resignation, retirement, change in control or change in a NEO’s responsibilities. Each NEO provides services to the Company on an at-will basis.

George Archos

On February 18, 2021, the Company entered into an employment agreement with George Archos in his capacity as CEO of the Company, for an initial period of three years, and was amended effective January 1, 2022 to increase the base salary payable to Mr. Archos thereunder (as amended, the “Archos Employment Agreement”). The Archos Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ notice of its election not to renew. The Archos Employment Agreement was automatically renewed for an additional one year term until February 18, 2025.

Mr. Archos is entitled to a base annual salary of no less than $475,000 and a cash bonus at the end of each calendar year in a targeted amount of $200,000 that is based upon the Company’s and the executive’s performance. Mr. Archos is also eligible to receive an annual Award of equity incentives granted pursuant to the Equity Incentive Plan.

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The Archos Employment Agreement terminates upon Mr. Archos’ death, permanent disability or incapacity and may be terminated by the Company at any time with or without Cause (as defined in the Archos Employment Agreement). If the Archos Employment Agreement is terminated either by the Company for Cause or by Mr. Archos during the employment period, Mr. Archos will be entitled to receive his accrued obligations up to the termination date and will not be entitled to any other compensation. If the Archos Employment Agreement is terminated by the Company without Cause, then Mr. Archos will receive, for a period of ten consecutive months: (i) his base salary (prorated monthly); and (ii) an amount equal to the monthly premiums or cost of coverage under COBRA for Mr. Archos applicable to the Company’s group health plans. If the Archos Employment Agreement is terminated as a result of Mr. Archos’ death, permanent disability or incapacity during the employment period, Mr. Archos’ representatives or beneficiaries will be entitled to receive the accrued obligations.

Brett Summerer

On December 1, 2021, the Company entered into an employment agreement with Brett Summerer in his capacity as Chief Financial Officer of the Company, for a period of three years (the “Summerer Employment Agreement”). The Summerer Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ prior notice of its election not to renew.

Mr. Summerer is entitled to an initial base annual salary of no less than $405,000 and a cash bonus at the end of each calendar year in a targeted amount of $175,000 that is based upon the Company’s and the executive’s performance. Mr. Summerer received a signing bonus thereunder, and is eligible to receive an annual Award of equity incentives granted pursuant to the Equity Incentive Plan.

The Summerer Employment Agreement terminates upon Mr. Summerer’s death, permanent disability or incapacity and may be terminated by the Company at any time with or without cause (as defined in the Summerer Employment Agreement). If the Summerer Employment Agreement is terminated either by the Company for Cause or by Mr. Summerer without Good Reason (as defined in the Summerer Employment Agreement), Mr. Summerer will be entitled to receive his accrued obligations up to the termination date and will not be entitled to any other compensation. If the Summerer Employment Agreement is terminated by the Company without Cause or by Mr. Summerer for Good Reason, including after a change in control, then Mr. Summerer will receive, for a period of twelve consecutive months: (i) his base salary (prorated monthly); (ii) an amount equal to the monthly premiums or cost of coverage under COBRA for Mr. Summerer applicable to the Company’s group health plans; and (iii) any unvested RSUs, which will fully vest upon termination without a Company buy-back option. If the Summerer Employment Agreement is terminated as a result of Mr. Summerer’s death, permanent disability or incapacity during the employment period, Mr. Summerer’s representatives or beneficiaries will be entitled to receive the accrued obligations.

Darren Weiss

On February 18, 2021, the Company entered into an employment agreement with Darren Weiss in his capacity as Chief Legal Officer and General Counsel of the Company, for an initial period of three years, and which was subsequently amended effective January 1, 2022 to add his capacity as Chief Operating Officer and Secretary of the Company and to increase the base salary payable to Mr. Weiss thereunder (as amended, the “Weiss Employment Agreement”). The Weiss Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ notice of its election not to renew. The Weiss Employment Agreement was automatically renewed for an additional one year term until February 18, 2025.

Mr. Weiss is entitled to a base annual salary of no less than $450,000 and a cash bonus at the end of each calendar year in a targeted amount of $150,000 that is based upon the Company’s and the executive’s performance. Mr. Weiss is also eligible to receive an annual Award of equity incentives granted pursuant to the Equity Incentive Plan.

The Weiss Employment Agreement terminates upon Mr. Weiss’ death, permanent disability or incapacity and may be terminated by the Company at any time with or without Cause (as defined in the Weiss Employment Agreement). If the Weiss Employment Agreement is terminated either by the Company for Cause or by Mr. Weiss during the employment period, Mr. Weiss will be entitled to receive his accrued obligations up to the termination date and will not be entitled to any other compensation. If the Weiss Employment Agreement is terminated by the Company without Cause, then Mr. Weiss will receive, for a period of ten consecutive months: (i) his base salary (prorated monthly); and (ii) an amount equal to the monthly premiums or cost of coverage under COBRA for Mr. Weiss applicable to the Company’s group health plans. If the Weiss Employment Agreement is terminated as a result of Mr. Weiss’ death, permanent disability or incapacity during the employment period, Mr. Weiss’ representatives or beneficiaries will be entitled to receive the accrued obligations.

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John Tipton

Mr. Tipton and the Company entered into an employment agreement with an effective date of February 11, 2021, the date of the Go Public Transactions (the “Tipton Employment Agreement”), pursuant to which Mr. Tipton initially served as President of the Company. The Tipton Employment Agreement has an initial term of two years and renews automatically following the initial two-year term for successive one-year terms unless either party gives the other party at least 30 days’ prior notice of its election not to renew. The Tipton Employment Agreement was automatically renewed for an additional one-year term until February 11, 2025.

Pursuant to the Tipton Employment Agreement, Mr. Tipton is entitled to a base annual salary of $100,000. Mr. Tipton received a one-time signing bonus in the amount of $1,000,000 paid in cash. The Tipton Employment Agreement also provided for four separate performance bonuses payable over 2021 and 2022 with an aggregate maximum payout over the two years of $15,500,000. The performance bonuses were payable 41.379% in cash and 58.621% in Proportionate Voting Shares. The performance metrics were based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions. Subject to the achievement of the applicable performance goals, 25% of the aggregate performance bonus amount was determined and payable following each of: (1) the first fiscal quarter of 2021; (2) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021; (3) the first fiscal quarter of 2022; and (4) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022. The number of Proportionate Voting Shares payable in respect of the applicable performance period equaled the volume weighted average price trading benchmark for the Subordinate Voting Shares as of the trading day that was the third trading day prior to (and not including) the date of payment.

The Tipton Employment Agreement terminates upon Mr. Tipton’s death, permanent disability or incapacity and may be terminated by the Company at any time with or without Cause (as defined in the Tipton Employment Agreement). If the Tipton Employment Agreement is terminated either by the Company or by Mr. Tipton during the employment period, then Mr. Tipton will be entitled to receive his accrued obligations up to the termination date. If the Tipton Employment Agreement is terminated as a result of Mr. Tipton’s death, permanent disability or incapacity during the employment period, Mr. Tipton’s representatives or beneficiaries will be entitled to receive the accrued obligations as of the termination date.

Laura Marie Kalesnik

On March 1, 2021, the Company entered into an employment agreement with Laura Marie Kalesnik in her capacity as Executive Vice President and Deputy General Counsel of the Company, for a period of three years (the “Kalesnik Employment Agreement”), The Kalesnik Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ prior notice of its election not to renew. The Kalesnik Employment Agreement was automatically renewed for an additional one year term until March 1, 2025.

Ms. Kalesnik is entitled to an initial base annual salary of no less than $325,000 and a cash bonus at the end of each calendar year in an amount of no less than $100,000 that is based upon the Company’s and the executive’s performance. Ms. Kalesnik is also eligible to receive an annual Award of equity incentives granted pursuant to the Equity Incentive Plan.

The Kalesnik Employment Agreement terminates upon Ms. Kalesnik’s death, permanent disability or incapacity and may be terminated by the Company at any time with or without Cause (as defined in the Kalesnik Employment Agreement). If the Kalesnik Employment Agreement is terminated either by the Company for Cause or by Mr. Kalesnik during the employment period, Ms. Kalesnik will be entitled to receive her accrued obligations up to the termination date and will not be entitled to any other compensation. If the Kalesnik Employment Agreement is terminated by the Company without Cause, then Ms. Kalesnik will receive, for a period of ten consecutive months: (i) her base salary (prorated monthly); and (ii) an amount equal to the monthly premiums or cost of coverage under COBRA for Ms. Kalesnik applicable to the Company’s group health plans. If the Kalesnik Employment Agreement is terminated as a result of Ms. Kalesnik’s death, permanent disability or incapacity during the employment period, Ms. Kalesnik’s representatives or beneficiaries will be entitled to receive the accrued obligations.

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Payments Upon Termination Generally

The RSU and Company Option Award agreements granted pursuant to the Equity Incentive Plan provide for full vesting in the event of the awardee’s death or disability (each as defined in the applicable Award agreements) within 12 months or as otherwise specified in the Award agreement. Company Options expire on the expiration date outlined in the applicable Award agreement, subject to continued service at the Company. Following termination of employment, Company Options expire three months after termination if the termination was not for “cause,” or immediately if terminated for “cause.” The optionee may exercise all or part of the Option at any time before expiration, but only to the extent that the Company Option is then exercisable. Unvested RSUs and Company Options are forfeited at the time of an employee’s termination, unless otherwise stated above. Vested RSUs are non-forfeitable and will be paid to the holder’s designated beneficiary or estate in the event of the holder’s death. The Committee, however, has discretion to accelerate vesting on unvested Awards, including in the event of a change in control of the Company.

The Committee believes that agreements with our NEOs and Award agreements are an important part of our overall executive compensation program, as they help us ensure the continued focus and dedication of our NEOs. The Committee also believes that offering these limited severance benefits is an important recruiting and retention tool in line with our goal of retaining talent.

No termination payments were made to our NEOs in 2023.

Process for Determining NEO Compensation

The Compensation Committee

The Committee oversees our executive compensation program and is responsible for approving, in the case of the CEO, and recommending, in the case of all other NEOs, the nature and amount of the compensation paid to them and for overseeing our compensation plans and Awards. As described below, the Committee also works with members of management in the course of making its compensation decisions.

The Role of Management

Together, our CEO, President and Chief People Officer typically review the design of our executive compensation program, working with internal resources. Based on this review, management may recommend modifications to the executive compensation program for the Committee’s consideration. In addition, our CEO, Chief Financial Officer and President provide the Committee with an assessment of the Company’s financial performance, and the CEO and President provide an assessment of the individual performance of each NEO (other than themselves). The CEO provides an assessment of the individual performance of the President and the Committee provides an assessment of the CEO’s performance. Based on these assessments, our CEO and President make recommendations to the Committee regarding the compensation of the NEOs, including the appropriate split between each of the different elements of compensation. The Company, Committee and Board informally reviewed market compensation data, but did not engage in peer benchmarking in 2023 due to differences in reporting among peer companies.

Role of Peer Benchmarking and Compensation Consultants

For 2023, the Committee did not formally benchmark our NEOs’ compensation against other companies and did not perform compensation market survey reviews on executive compensation. Management does not currently engage a compensation consultant but regularly evaluates the internal resources available to review our compensation program against our peers. Although the Committee did not use a formal benchmarking study, it may periodically review publicly disclosed compensation rates and key compensation terms for the named executive officers of our peers to assist them in evaluating the competitiveness of the Company’s compensation packages for the NEOs. In 2023, the Committee continued its approach of being more conservative on cash compensation provided to our NEOs while providing meaningful long-term equity incentive opportunities to align with overall Company growth and stock performance.

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Consideration of Say-On-Pay Advisory Vote

In prior years, the Company was an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, as amended. Therefore, the Company was not required to hold a non-binding advisory vote on the executive compensation of our NEOs. The Company will hold its first Say-on-Pay vote at the Meeting, which is included as Proposal No. 3 in this Proxy Statement. Because we value the opinions of our shareholders, the Board and the Committee will consider the outcome of Say-on-Pay voting results as well as feedback received throughout the year, when making compensation decisions for our executive officers in the future.

Governance

Stock Ownership Policy

To further align their interests with those of our shareholders, in March 2023, as further amended in February 2024, the Committee recommended, and the Board approved, a stock ownership policy (the “Stock Ownership Policy”) for our executive officers. Under the Stock Ownership Policy, our NEOs and other executive officers are required to acquire and maintain ownership of our Subordinate Voting Shares having a fair market value equal to (i) six times their base salary, in the case of our CEO, and (ii) three times their respective annual base salaries, in the case of all other executive officers, following a five-year phase in period. At the time of the Record Date, Messrs. Archos and Weiss have achieved this threshold, and all other executive officers are in the phase-in period and are making material progress toward achieving this threshold.

Insider Trading Policy

Our insider trading policy (the “Insider Trading Policy”) was amended and adopted by the Board in February 2024. The Insider Trading Policy is designed to promote compliance with insider trading laws, SEC and CSA rules and regulations, and Cboe Canada’s listing standards. The Insider Trading Policy is applicable to all employees and non-employee directors and their family members, and may apply to certain business partners. The Insider Trading Policy prohibits (i) purchasing, selling, offering to purchase or sell, and assisting another person in purchasing or selling Company securities while in possession of Company material non-public information; (ii) communicating or assisting another person in communicating material non-public information about the Company; (iii) purchasing or selling, or assisting another person in purchasing or selling, securities of another company while in possession of material non-public information about that company that the person learned in the course of his or her involvement with the Company; and (iv) communicating or assisting another person in communicating material non-public information about another company that the person learned in the course of his or her involvement with the Company. All senior executive officers, directors and certain other employees of the Company (the “Covered Persons”) are prohibited from trading during closed trading windows, and the Board will not approve any grants of equity-based compensation during a closed trading window. All Covered Persons must receive pre-clearance as required by the Insider Trading Policy for any trade in Company securities. Covered Persons may enter into a trading plan under Rule 10b5-1 of the Exchange Act, subject to restrictions in line with applicable securities regulations. The Insider Trading Policy was filed as an exhibit with our Form 10-K on March 15, 2024.

Hedging Policies or Practices

Our officers and employees are discouraged from purchasing financial instruments designed to hedge or offset a decrease in the market value of equity securities granted to them by the Company as compensation or held, directly or indirectly, by the officer or employee. The Company’s Insider Trading Policy prohibits directors, executive officers and specified other insiders of the Company from entering into any transaction that has the effect of offsetting their economic value of any direct or indirect interest in the securities of the Company. Hedging also may not be utilized to offset the value of any shareholding requirements under the Company’s Stock Ownership Policy.

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Equity Grant Practices

The Company’s practice is to grant equity awards to eligible employees on or after the second trading day after financial and other information about the Company has been widely released through a press release, newswire or periodic report filed with the SEC and/or with the CSA, and before the date that is 15 days prior to the end of each fiscal quarter (an “Open Trading Window”). This timing ensures that equity grants are made at a time when the market has the greatest amount of information concerning the Company’s performance, including its financial condition and results of operations, as is reasonably possible. The Company’s Insider Trading Policy does not allow grants outside of an Open Trading Window.

Clawback Policy

We maintain a clawback policy (the “Clawback Policy”) which became effective in March 2023 and was amended by our Board in February 2024. The Clawback Policy is intended to align the interests of senior executive officers of the Company with the interests of the Company and stockholders and comply with the compensation recoupment requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and the current Nasdaq listing requirements. The Clawback Policy provides for the recovery, following a restatement, of all incentive compensation based on certain financial reporting measures awarded to senior executive officers that exceeds the amount of incentive compensation they would have received had the incentive compensation been based on financial reporting measures in the restatement. The Clawback Policy was filed as an exhibit with our Form 10-K, filed on March 15, 2024.

Tax and Accounting Considerations

The Committee considers the tax and accounting consequences of compensation paid under our executive compensation program. However, the Committee believes that its primary responsibility is to maintain an executive compensation program that attracts, retains, and rewards our NEOs. Accordingly, the Committee has paid, and may continue to pay, in its discretion, compensation that is not fully deductible or is limited as to tax deductibility.

Compensation Risk Management

Under the Company’s risk management guidelines, the Committee is responsible for risk management as it relates to our compensation programs. The Committee regularly reviews our compensation policies and practices, including the risks created by our compensation plans, and is required, under our risk management guidelines, to review at least annually any risks related to short-term and long-term compensation incentives for management and their potential impact on managing risks facing the Company.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” disclosure with management. Based on this review and discussion, the Compensation Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and distributed in connection with this Annual Meeting.

The Compensation Committee:

Cristina Nuñez, Chair
Lawrence Hirsh
Charles Mueller

The information contained in this compensation committee report shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this compensation committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

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NEO COMPENSATION TABLES

NEO Summary Compensation Table

The following table contains information about compensation awarded to our NEOs for the fiscal years ended December 31, 2023 and December 31, 2022, with the Awards being valued at the fair value on the date of grant. All Awards are shown on an as-converted basis into Subordinate Voting Shares. For the value of the NEOs’ outstanding Awards as of December 31, 2023, please see the table below titled “NEO Outstanding Equity Awards Table.”

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($) (1) (2) (3) (4)	Stock Options ($)(2) (5)	Non-Equity Incentive Plan Compensation ($) (3) (6)		All Other Compensation ($) (7)	Total Compensation ($)
George Archos – Chair of the Board and Chief Executive Officer	2023	475,000		—		1,083,555	—	301,790		11,578	1,871,923
	2022	475,000		—		1,498,176	—	42,216		33	2,015,425
	2021	375,000		200,000	(8)	14,885,257	123,537	—		14	15,583,808

Brett Summerer – Chief Financial Officer (9)	2023	405,000		—		923,930	—	255,464		11,578	1,595,972

Darren Weiss – President	2023	450,000		—		1,026,276	—	285,906		11,578	1,773,760
	2022	450,000		—		1,399,879	—	31,662		33	1,881,574
	2021	350,000		150,000	(8)	13,414,486	114,149	—		14	14,028,649

John Tipton – President of the Southern Region	2023	460,577		—		1,082,302	—	301,790		11,578	1,856,247
	2022	100,000		—		—	—	6,699,095	(12)	33	6,799,128
	2021	75,616	(10)	1,000,000	(11)	—	—	7,280,874	(12)	14	8,356,490

Laura Marie Kalesnik – Chief Legal Officer, General Counsel and Secretary(13)	2023	392,485		—		936,369	—	269,478		11,578	1,609,910

(1)

Unless otherwise noted, amounts reflect RSUs granted to our NEOs under the Equity Incentive Plan annually. granted in fiscal year 2021 vested (i) with respect to approximately 13% of the RSUs, 25% on the 12-month anniversary of the date of grant and 25% on each six-month anniversary thereafter and (ii) with respect to approximately 87% of the RSUs, 33% on each six-month anniversary of the date of grant. The RSUs granted in fiscal year 2021 fully vested by February 18, 2023. RSUs granted in fiscal year 2022 vest (i) approximately 41.5% on June 1, 2023, and approximately 19.5% on each of the next three six-month anniversaries of June 1, 2023 thereafter. RSUs included herein that were granted in fiscal year 2023 vest in equal portions on the 12-, 18-, 24- and 30-month anniversaries of June 1, 2023. In 2023, each annual RSU grant under the Equity Incentive Plan was equal to 225% of the NEO’s base salary.

Company RSUs granted to our Named Executed Officers in fiscal years 2022 and 2023 entitle the holder to one Subordinate Voting Share for each vested Company RSU, and RSUs granted to our Named Executed Officers in fiscal year 2021 entitled the holder to one Proportionate Voting Share for each vested RSU, provided, however, such RSUs were settled in Subordinate Voting Shares on an as-converted basis of 100 Subordinate Voting Shares per Proportionate Voting Share, as permitted under the Equity Incentive Plan.

The grant date fair values are based on Subordinate Voting Shares and such values were converted from Canadian dollars to U.S. dollars, representing a grant date fair value of $23.993 per Subordinate Voting Share for RSUs granted in fiscal year 2021, and a grant date fair value of $7.75 per Subordinate Voting Share for RSUs granted in fiscal year 2022. The grant date fair values for Subordinate Voting Shares granted in fiscal year 2023 are discussed in “—NEO Grants of Plan-Based Awards Table.”

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(2)

The Company recognizes compensation expense for RSUs and Company Options on a straight-line basis over the requisite service period of the Award and forfeitures are recorded as incurred. Non-market vesting conditions are included in the assumptions about the number of Company Options or RSUs that are expected to achieve such vesting conditions. Estimates are subsequently revised if there is any indication that the number of Company Options or RSUs expected to vest differs from the previous estimate. Any cumulative adjustment prior to vesting is recognized in the current period. No adjustment is made to any expense recognized in prior periods if Company Options ultimately exercised are different to that estimated on vesting. The fair value of Company Options is estimated using the Black-Scholes valuation model, which requires assumptions for expected volatility, expected dividends, the risk-free interest rate and the expected term.

(3)	Bonuses earned for fiscal year 2022 were delivered partially in cash and partially in RSUs subject to immediate vesting. Messrs. Archos and Weiss forewent the portion of their bonuses in RSUs subject to immediate vesting, and in lieu of this, the Committee, in the case of Mr. Archos, and the Board, in the case of Mr. Weiss, granted them the 2022 Bonus Replacement RSUs under our Equity Incentive Plan that vest in equal portions 12, 18, 24 and 30 months after the grant date, in the same value as the RSUs they forewent under the Annual Bonus Plan. This was approved in June 2023, after our proxy statement was filed in 2023. The bonuses each of Messrs. Archos and Weiss earned in 2022, including the 2022 Bonus Replacement RSUs, which are reported as part of stock Awards earned in 2022, were as follows:

NEO	Total Bonus Amount ($)	Cash Portion of Bonus ($)	Value of RSUs Received in Lieu of Foregone Bonus ($)

George Archos	140,719	42,216	98,503
Darren Weiss	105,539	31,662	73,877

Mr. Summerer was not a NEO during fiscal year 2022, but also forewent the portion of his 2022 annual bonus in RSUs subject to immediate vesting. During 2023, Mr. Summerer received 2022 Bonus Replacement RSUs in addition to his annual RSU grant under the Equity Incentive Plan in lieu of his foregone bonus. For more information about our Annual Bonus Plan, please see “Compensation Discussion and Analysis — Elements of Named Executive Officer Compensation — Annual Bonus.” For more information regarding Awards under our Equity Incentive Plan to Messrs. Archos, Weiss and Summerer, please see the table “—NEO Grants of Plan-Based Awards Table” below.

(4)

Messrs. Archos, Summerer and Weiss received the 2022 Bonus Replacement RSUs under our Equity Incentive Plan in lieu of the foregone portion of their 2022 bonus discussed in footnote 3, which are included in the “Stock Awards” column for 2022. In 2023, our NEOs earned an annual grant of RSUs set at 225% of their respective 2023 base salaries, which is the amount shown in the “Stock Awards” column for 2023.

(5)	Amounts reflect Company Options granted to Mr. Archos and Mr. Weiss under the Equity Incentive Plan, which vested 25% on the 12-month anniversary of the date of grant and 25% on each six-month anniversary thereafter. The Company Options fully vested by August 2023. Subject to payment of the applicable exercise price, Company Options entitle the holder to one Proportionate Voting Share for each Option, which are convertible into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share. The Company Options were granted with a per Proportionate Voting Share exercise price of C$3,060, which is equal to 100 times the applicable closing price of Subordinate Voting Shares on the CSE of C$30.60 on the grant date of February 18, 2021. The values were calculated using a Black-Scholes option pricing model with weighted-average assumptions, as described in Note 11 to the consolidated financial statements of the Company included in the Company’s annual report for the fiscal year ended December 31, 2021 with SEDAR+.

(6)

Unless otherwise noted, amounts represent cash awards granted under our Annual Bonus Plan. For more information about our Annual Bonus Plan, please see “Compensation Discussion and Analysis — Elements of Named Executive Officer Compensation — Annual Bonus.”

(7)	Amounts represent basic life insurance premiums, and, in the case of 2023 only, reflect contributions by the Company on behalf of each NEO to the Company’s 401(k) Plan.

(8)	Amount granted pursuant to NEO’s respective employment agreement.

(9)

No amounts are included for Mr. Summerer for 2021 because he became the Company’s principal financial officer in 2022. No amounts are included for Mr. Summerer for 2022 because he was not a named executive officer during that year.

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(10)

Mr. Tipton commenced employment with the Company following the consummation of the Go Public Transactions on February 11, 2021. This amount reflects a prorated amount of Mr. Tipton’s annual base salary for the portion of the year in which he was employed by the Company.

(11)	Reflects a one-time cash signing bonus of $1,000,000.

(12)

Amounts for Mr. Tipton reflect two performance bonuses in each of 2021 and 2022 with a maximum aggregate payout for all four performance bonuses of $15,500,000. Each of the four performance bonuses was payable 41.379% in cash and 58.621% in Proportionate Voting Shares based on the volume-weighted average price of the Subordinate Voting Shares on the third trading day prior to determination of performance achievement, pursuant to the Tipton Employment Agreement. The performance metrics were based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions. Up to 25% of the aggregate performance bonus amount was determined and payable following each of (i) the first fiscal quarter of 2021, (ii) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021, (iii) the first fiscal quarter of 2022 and (iv) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022. Mr. Tipton did not receive an Award under the Equity Incentive Plan or our Annual Bonus Plan in 2021 or 2022.

(13)	No amounts are included for Ms. Kalesnik for 2022 and 2021 because she became an executive officer in 2023.

NEO Grant of Plan-Based Awards Table

The table below summarizes each grant of an equity or non-equity award made to the NEOs during fiscal 2023 under our Annual Bonus Plan and Equity Incentive Plan.

Name	Grant Date	Date of Board Action	Estimated Future Payouts under non-equity incentive plan awards (1)			All other stock awards: Number of shares of stock or units (#)		Grant date fair value of stock and option awards ($) (5)
			Threshold ($)	Target ($)	Maximum ($)
George Archos	—	—	89,063	237,500	445,313
	6/1/2023	5/30/2023				367,693	(2)(3)	1,083,555	(6)

Brett Summerer	—	—	75,938	202,500	379,688
	6/1/2023	5/30/2023				313,526	(3)	923,930	(6)

Darren Weiss	—	—	84,375	225,000	421,875
	6/1/2023	5/30/2023				348,256	(2)(3)	1,026,276	(6)

John Tipton	—	—	89,063	237,500	445,313
	6/1/2023	5/30/2023				367,268	(3)	1,082,302

Laura Marie Kalesnik	—	—	75,000	200,000	375,000
	9/1/2023	8/7/2023				43,917	(4)	154,377
	6/1/2023	5/30/2023				265,361	(4)	781,992

(1)

Amounts represent the threshold, target, and maximum annual cash incentive award opportunities for our NEOs under our Annual Bonus Plan in 2023. Bonus payouts are calculated using the NEO’s bonus target percentage multiplied by their eligible base salary multiplied by an individual performance payout factor multiplied by a company performance payout factor, in the calculation period. Under our Annual Bonus Plan, an individual will generally not receive a bonus if (i) the Company Performance Metrics fall below 50% of the target amount set by our Board, or (ii) the individual receives an individual performance rating resulting in an individual performance payout factor of less than 75%. For the threshold amount, we have assumed that the Company Performance Metrics were each at 50% of the target amount and have assumed an individual performance payout factor of 75%. See “Compensation Discussion and Analysis —  Elements of Named Executive Officer Compensation — Annual Bonus” above for additional details. The actual amounts paid to our NEOs under Annual Bonus Plan for 2023 are set forth in the column “Non-Equity Incentive Plan Compensation” of the Summary Compensation Table above.

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(2)	Please see footnotes 3 and 4 under the Summary Compensation Table regarding RSU Awards received by Messrs. Archos and Weiss.

(3)

Amounts represent RSUs awarded to our NEOs under our Equity Incentive Plan. Such RSU Awards are granted annually at a fair value on the grant date representing a percentage of each NEO’s base salary, which was 225% for fiscal year 2023. Such RSUs vest on the 12-, 18-, 24- and 30-month anniversaries of their grant date.

(4)

Amount represents RSUs awarded to Ms. Kalesnik under our Equity Incentive Plan at a percentage of her base salary determined prior to her becoming an executive officer in July 2023. In September 2023, Ms. Kalesnik received an additional RSU grant representing an amount of RSUs with a fair value on the grant date that would bring the value of RSUs granted to her under the Equity Incentive Plan in 2023 to 225% of her base salary of $400,000. Such RSUs vest on the 12-, 18-, 24- and 30-month anniversaries of June 1, 2023.

(5)

Amounts represent the fair value on the grant date of RSUs granted to our NEOs under our Equity Incentive Plan in 2023, as computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The fair value on the grant date for Awards granted on June 1, 2023 is $2.95. The fair value on the grant date of Awards granted on September 1, 2023 is $3.52. The assumptions used in calculating the grant date fair value of the RSUs are set forth in Notes 2 and 11 to the consolidated financial statements included in our Annual Report on Form 10-K. See “Compensation Discussion and Analysis —  Elements of Named Executive Officer Compensation - Annual Long-Term, Equity-Based Awards” above for additional details. The amounts reported in this column reflect the accounting cost of the RSUs and do not correspond to the actual economic value that may be received by our NEOs in respect of the Awards.

(6)

On June 1, 2023, Messrs. Archos, Weiss and Summerer received RSU grants representing (i) an amount granted to them in lieu of a foregone portion of their respective bonuses for the annual bonuses earned in 2022 and (ii) a long-term incentive plan grant given to each of them representing 225% of their base salaries. The RSUs earned for clause (i) relate to the 2022 annual bonus, and thus are not disclosed in this table.

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NEO Outstanding Equity Awards Table

The following table sets forth the number of unexercised Company Options and the number and value of unvested RSUs outstanding for the NEOs as of December 31, 2023. Awards in the table are converted into Subordinate Voting Shares on the basis of 100 Subordinate Voting Shares for one Proportionate Voting Share.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (3)
George Archos	8,843	0	24.09	2/18/2031
					70,427	(4)	313,104
					401,118	(8)	1,783,286

Brett Summerer					22,441	(6)	99,768
					29,942	(5)	133,116
					343,643	(8)	1,527,764

Darren Weiss	8,171	0	24.09	2/18/2031
					66,720	(4)	296,623
					373,325	(8)	1,659,724

John Tipton					367,268	(8)	1,632,796

Laura Marie Kalesnik					14,219	(7)	63,215
					47,116	(5)	209,468
					265,361	(8)	1,179,739
					43,917	(8)	195,246

(1)

The stock options vested 25% on each of the 12-, 18-, 24- and 30-month anniversaries of the date of grant, February 18, 2021. The stock options fully vested and became exercisable during fiscal year 2023.

(2)

The Company Options were granted with a per Proportionate Voting Share exercise price of C$3,060, which is equal to 100 times the applicable closing price of Subordinate Voting Shares on the CSE of C$30.60 on the grant date of February 18, 2021. The amounts shown in this column are converted to U.S. dollars based on the exchange rate published by the Bank of Canada on December 29, 2023, which was the last trading day of fiscal year 2023.

(3)

The amounts are converted from Canadian dollars to U.S. dollars, using the closing price of the Subordinate Voting Shares on Cboe Canada of C$5.88 on December 29, 2023, which was the last trading day of fiscal year 2023, and an exchange rate per U.S. dollar, as published by the Bank of Canada on December 29, 2023. In all cases, the vesting of any unvested RSUs is subject to continued service, except that in the case of Mr. Summerer, all unvested RSUs in the case of termination by the Company without Cause (as defined in the Summerer Employment Agreement) or by Mr. Summerer for Good Reason (as defined in the Summerer Employment Agreement) will vest at the time of such termination.

(4)	The RSUs vested 41.5% on the 12-month anniversary of the grant date, and continue to vest 19.5% on each of the following three six-month anniversaries thereafter.

(5)	The RSUs vest 25% on each of the 12-, 18-, 24- and 30-month anniversaries of June 1, 2022.

(6)	The RSUs vest 25% on each of the 12-, 18-, 24- and 30-month anniversaries of December 1, 2021.

(7)	The RSUs vest 25% on each nine-month anniversary of March 21, 2021.

(8)	The RSUs vest 25% on each of the 12-, 18-, 24- and 30-month anniversaries of June 1, 2023.

NEO Options Exercised and Stock Vested

The table below sets forth the number of shares acquired by our NEOs in fiscal year 2023 as a result of the vesting of RSUs awarded under our Equity Incentive Plan. No Company Options were exercised in fiscal year 2023, and all Company Options were out-of-the-money as of December 31, 2023.

Name	Stock Awards
	Number of shares acquired on vesting (#)	Aggregate value realized on vesting ($) (1)
George Archos	145,376	470,358	(2)

Brett Summerer	74,823	268,037	(3)

Darren Weiss	133,927	434,448	(4)

John Tipton	—	—

Laura Marie Kalesnik	63,717	216,888	(5)

(1)

The value realized upon vesting is based on the closing price on Cboe Canada on the vesting date, converted into U.S. dollars using the exchange rate posted by the Bank of Canada on the applicable vesting date.

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(2)

Includes (i) 17,600 shares which vested on February 18, 2023; (ii) 74,962 shares which vested on June 1, 2023; (iii) 17,600 shares which vested on August 18, 2023; and (iv) 35,214 shares which vested on December 1, 2023.

(3)	Includes (i) 37,412 shares which vested on June 1, 2023; and (ii) 37,411 shares which vested on December 1, 2023.

(4)

Includes (i) 14,775 shares which vested on February 18, 2023; (ii) 71,017 shares which vested on June 1, 2023; (iii) 14,775 shares which vested on August 18, 2023; and (iv) 33,360 shares which vested on December 1, 2023.

(5)

Includes (i) 2,381 shares, which were granted and immediately vested on March 28, 2023; (ii) 23,559 shares which vested on June 1, 2023; (iii) 14,219 shares which vested on June 21, 2023; and (iv) 23,558 shares which vested on December 1, 2023.

Potential Payments Upon Termination or Change in Control

We have employment agreements with each of our NEOs that provide for at-will employment and set forth each NEO’s initial annual base salary, eligibility to participate in our Annual Bonus Plan and Equity Incentive Plan, and eligibility to participate in our benefit plans generally. Each NEO is also subject to restrictive covenants, including a non-competition covenant and non-solicitation covenant which continues (i) for a period terminating on the second anniversary of the termination date, in the case of Messrs. Archos and Weiss and Ms. Kalesnik, (ii) for a period terminating on the third anniversary of the termination date, in the case of Mr. Tipton and (iii) for a period terminating eighteen months after the termination date, in the case of Mr. Summerer. Each NEO is also subject to restrictive covenants regarding confidentiality, works for hire and assignment of any inventions.

The employment agreements, apart from the Summerer Employment Agreement and the Tipton Employment Agreement, also provide that upon a termination by us without “Cause,” as defined in each of the applicable employment agreements, subject to the execution and delivery of a fully effective release of claims in favor of the Company, Messrs. Archos and Weiss and Ms. Kalesnik will receive a cash payment equal to 10 months of base salary, pro-rated monthly, as well as COBRA coverage for themselves and dependents, if applicable, for the same period. The Summerer Employment Agreement provides that upon termination by us without “Cause,” or by Mr. Summerer for “Good Reason,” each as defined therein, subject to the execution and delivery of a fully effective release of claims in favor of the Company, Mr. Summerer will receive a cash payment equal to 12 months of base salary, pro-rated monthly, as well as COBRA coverage for the same period. In addition, any unvested RSUs owned by Mr. Summerer will fully vest upon the termination date with no buy-back option for us. Mr. Tipton is entitled to any performance bonuses outlined in the Tipton Employment Agreement that are earned but unpaid on the date of his termination, and as of December 31, 2023, all performance bonuses under the Tipton Employment Agreement had been earned and paid. Under the employment agreements, if an NEO is terminated by us for “Cause,” or by the NEO or in the case of Mr. Summerer, by him without “Good Reason,” the NEO will receive only any accrued obligations as of such date. A change in control is not included in the definition of “Cause” in the employment agreements.

Under the NEO’s applicable RSU Awards, all unvested RSUs will be forfeited at the time the NEO’s employment is terminated, except as discussed above with regard to the Summerer Employment Agreement.

Under the Awards governing Company Options held by Messrs. Archos and Weiss, the Company Options will expire on (i) if service terminates for any reason other than death or disability, the earliest of (a) the expiration date; (b) the date three months after their respective termination for any reason other than for cause; or (c) on the date of termination if for “Cause”; or (ii) if service terminates for death or disability, the earlier of (a) the expiration date; or (b) the date 12 months after the death or disability. In the case of either (i) or (ii), the NEO (or their estate in the case of their death) may exercise any Company Option prior to the expiration date, but only to the extent such Company Option is exercisable at that time. As of December 31, 2023, all of Messrs. Archos and Weiss’s Company Options are exercisable, but were out-of-the-money. As such, we have not included the exercise of Company Options in the table below.

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Name	Cash ($) (1)	Continued Health Benefits ($) (2)	Equity ($)		Total ($)
George Archos (3)
Termination without Cause	395,833	10,925	—		406,758
Brett Summerer
Termination without Cause/with Good Reason	405,000	13,110	1,760,648	(4)	2,178,758
Darren Weiss (5)
Termination without Cause	375,000	10,925	—		385,925
John Tipton
Termination without Cause	—	—	—		—
Laura Marie Kalesnik
Termination without Cause	333,333	10,925	—		344,258

(1)	Based on the base salary of each NEO as determined by the Board in 2023.

(2)	Amount represents health benefit coverage for the period discussed above, based on the NEO receiving our highest individual rate for health benefit coverage.

(3)	Does not include potential exercise of 8,843 Company Options held by Mr. Archos, which were all out-of-the-money as of December 31, 2023.

(4)	Includes the market value of all unvested equity Awards held by Mr. Summerer as of December 31, 2023.

(5)	Does not include potential exercise of 8,171 Company Options held by Mr. Weiss, which were all out-of-the-money as of December 31, 2023.

Pay Ratio

As required by Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of the individual identified as our median compensated employee and the annual total compensation of Mr. Archos, our CEO. For the fiscal year ended December 31, 2023, our last completed fiscal year, the annual total compensation of the individual identified as the median compensated employee of the Company (excluding our CEO) was $32,229. The annual total compensation of our CEO, as reported in the Summary Compensation Table of this Proxy Statement, was $1,871,923. Pursuant to Item 402(u) of Regulation S-K the resulting ratio to the compensation of our median compensated employee is 58.1 to 1.

To identify the median compensated employee and to determine the annual total compensation of the median compensated employee, we used the following assumptions and methodology:

●	We prepared a list of all 3,860 employees in our payroll system on December 31, 2023.

●	The consistently applied compensation measure we used was the amount actually paid by us to our employees derived from our payroll records, which includes base salary or hourly wages (including any overtime for eligible employees), the grant date fair value of any RSU Awards granted during 2023, and any bonus paid to employees. This amount does not include any tips employees may have received, and no amounts have been annualized.

●	The median employee was an hourly employee.

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●	After identifying the median employee, we calculated annual total compensation for this employee using the same methodology we use for calculating total compensation of our CEO in the Summary Compensation Table, excluding perquisites the employee receives, which were under $10,000, and any tips the median employee earned.

Pay Versus Performance

Year (1)	Summary Compensation Table Total for PEO ($) (2)	Compensation Actually Paid to PEO ($)	Average summary compensation table total for non-PEO named executive officers ($) (2)	Average compensation actually paid to non-PEO named executive officers ($)	Value of initial fixed $100 investment based on: Total Shareholder Return ($) (3)	Value of initial fixed $100 investment based on: Peer Group Total Shareholder Return ($) (3)	Net Loss Attributable to Verano Holding Corp. and its Subsidiaries (Thousands) ($)	Adjusted EBITDA (as a percentage of revenue) (4)
2023	1,871,923	2,963,538	1,708,972	2,613,390	13.47	18.63	117,348	32%
2022	2,015,425	166,280	2,976,466	2,132,779	9.62	16.89	269,164	37%

(1)

Pursuant to Instruction 2 of Item 402(v) of Regulation S-K, we have provided data for fiscal year 2023 and 2022 as we became subject to Section 13(a) or 15(d) of the Exchange Act 60 days after we filed our Form 10 in 2022, pursuant to Section 12(g) of the Exchange Act.

(2)	Mr. Archos was the principal executive officer (“PEO”) for the full time period included in this table. Messrs. Summerer, Weiss and Tipton and Ms. Kalesnik were the NEOs included for 2023, and Messrs. Summerer, Weiss and Tipton were the NEOs included for 2022, as well as our Chief Investment Officer, Aaron Miles.

(3)

Pursuant to SEC rules, the Total Shareholder Return (“TSR”) figures for each applicable year assume a fixed investment of $100 on February 17, 2021, the date the Company began to be traded on the CSE. The TSR is cumulative total shareholder returns for Verano and the comparison assumes all dividends have been reinvested (if any). The returns of each company in the peer group have been weighted to reflect their market capitalization. The peer group includes Cresco Labs Inc., Curaleaf Holdings, Inc., Trulieve Cannabis Corp. and Green Thumb Industries Inc.

(4)	The Company calculates adjusted EBITDA as net income (loss) plus net interest expense, income tax expense, depreciation and amortization and also excludes certain one-time extraordinary items. Adjusted EBITDA as a percentage of revenue is Adjusted EBITDA divided by revenue for the same period. The most directly comparable GAAP metric is net income (loss) as a percentage of revenue. See Appendix A for a reconciliation of non-GAAP financial measures.

The grant date fair value of equity Awards included in Compensation Actually Paid to the PEO and Average Compensation Paid to the Other NEOs represents the total of the amounts reported in the “Stock Awards” column in the “NEO Summary Compensation Table” for the applicable year. Any changes to stock Award fair values from the grant date (for current year grants) and from prior year-end (for prior year grants) are based on our updated stock price at the respective measurement dates.

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	PEO
Adjustments	2023	2022
SCT Total	$1,871,923	$2,015,425
Adjustments for Stock and Option Awards
(Deduct): Aggregate value for stock Awards included in SCT Total for the covered fiscal year	$1,083,555	$1,498,176
	$788,368	$517,249
Add: Fair value at year end of Awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	$1,783,286	$573,862
Year-over-year change in fair value at covered fiscal year end of Awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end (1)	$89,323	$(352,463)
Add: Vesting date fair value of Awards granted and vested during the covered fiscal year	—	—
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of Awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year (1)	$7,374	$(572,367)
(Deduct): Fair value at end of prior fiscal year of Awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	—	—
Add: Dividends or other earnings paid on Awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Total for the covered fiscal year	—	—
Total Compensation Actually Paid	$2,963,538	$166,280

	Other NEOs
Adjustments	2023	2022
SCT Total	$1,708,972	$2,976,466
Adjustments for Stock and Option Awards
(Deduct): Aggregate value for stock Awards included in SCT Total for the covered fiscal year	$992,219	$970,154
	$716,753	$2,006,312
Add: Fair value at year end of Awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	$1,548,817	$330,296
Year-over-year change in fair value at covered fiscal year end of Awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end (1)	$57,213	$(90,011)
Add: Vesting date fair value of Awards granted and vested during the covered fiscal year	$1,752	$27,908
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of Awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year (1)	$13,389	$(141,727)
(Deduct): Fair value at end of prior fiscal year of Awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	—	—
Add: Dividends or other earnings paid on Awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Total for the covered fiscal year	—	—
Total Compensation Actually Paid	$2,613,390	$2,132,779 (2)

(1)	Includes change in the fair value of Company Options as well as the change in fair value of RSUs. The Company uses the Black-Scholes model to determine the fair value of Company Options, taking into account risk-free interest rate, expected volatility over the trailing twelve months, the stock price of our Subordinate Voting Shares on Cboe Canada, converted to U.S. dollars using the exchange rate in effect on the applicable date. Expected volatility considers the historical volatility of the Company’s shares and any other features of the option grant that may impact the measurement of fair value such as market conditions. Change in the subjective input assumptions can materially affect the fair value estimate, and therefore the existing models do not necessarily provide a reliable single measure of the fair value of the Company Options.

(2)	During fiscal year 2022, Mr. Tipton, one of our NEOs, received non-equity compensation in the amount of $6.7 million as performance bonus, as disclosed in our Summary Compensation Table. Pursuant to the SEC rules, we have not deducted this compensation from the compensation actually paid to our NEOs in 2022. When removing Mr. Tipton from the analysis and taking the averages of the three other NEOs in 2022, the average total compensation actually paid to such NEOs was $577,329.

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Our TSR has been as follows from February 17, 2021 (the date we became publicly traded on the CSE) through December 31, 2023:

Company/Index	2/17/2021	12/31/2021	12/31/2022	12/31/2023
Verano Holdings Corp.	100	38.22	9.62	13.47
Peer Group	100	44.31	16.89	18.63

In relation to compensation actually paid to our PEO, and the average of compensation actually paid to all other NEOs, compensation actually paid for 2023 is greater than the compensation included in the summary compensation table. This is largely due to the increase in our stock price from year end 2022 to year end 2023. This aligns to the increase in total shareholder return between 2022 and 2023. In fiscal year 2022, our total shareholder return decreased compared to 2021, in line with our peer group. As such, our compensation actually paid to our NEOs was lower than the compensation calculated in accordance with the summary compensation table. Our peer group saw an increase in TSR over fiscal year 2023, and our increase in total shareholder return was greater than the increase seen on average by our peer group.

The Company became a reporting issuer in 2022. As such, the net loss attributable to Verano Holdings Corp. and its subsidiaries was, in thousands, $269,164 for the year ended December 31, 2022, and $117,348 for the year ended December 31, 2023. Thus, the compensation actually paid being higher than the summary compensation and increase in compensation actually paid between 2022 and 2023, which as noted above is largely due to an increase in our stock price, corresponds to a decrease in our net loss from 2022 to 2023. The decrease in net loss for full year 2023 compared to the full year 2022 was largely due to a $229 million impairment charge in 2022. Excluding the impacts from impairments, net loss for the full year 2023 was primarily driven by the increase in provision for income taxes as the Company increased income from operations versus the full year 2022.

Adjusted EBITDA for fiscal year 2023 was, in thousands, $304,871, or 32% of revenue. Adjusted EBITDA for the full year 2022 was, in thousands, $323,567 or 37%. Thus, Adjusted EBITDA as a percentage of revenue decreased year over year, while compensation actually paid compared to the total compensation in the summary compensation table was higher for each of our NEOs for fiscal year 2023.

The key Company metrics used to determine amounts paid out under our Annual Bonus Plan in 2023, as discussed above, are, in no particular order of importance: revenue, Adjusted EBITDA as a percentage of revenue, and Free Cash Flow. Adjusted EBITDA as a percentage of revenue and Free Cash Flow are non-U.S. GAAP financial measures. Please see Appendix A for a reconciliation of each such non-GAAP financial measure to the most comparable GAAP financial measure.

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STATEMENT OF DIRECTOR COMPENSATION

The following table contains information about compensation awarded to our directors for the year ended December 31, 2023. Messrs. Archos and Tipton have not received any compensation for services rendered as a director, and in the case of Mr. Archos, as Chair of the Board. Mr. Archos’ and Mr. Tipton’s compensation as officers of the Company is described above under the heading titled “NEO Compensation Tables” and footnotes thereto.

Name	Fees earned or paid in cash ($) (1)		Stock awards ($) (2)		All other compensation ($)		Total
Edward Brown	11,500						11,500
R. Michael Smullen	47,500	(3)	253,171	(6)	28,077	(10)	328,748
Cristina Nuñez	60,000	(4)	356,042	(7)			416,042
Lawrence Hirsh	60,000	(4)	253,171	(8)			313,171
Charles Mueller	20,833	(5)	217,007	(9)			237,840

(1)	The aggregate dollar amount of all fees earned or paid in cash for services as a director, including annual retainer fees, committee and/or chairpersonship fees, and meeting fees.

(2)

Refers to Awards of RSUs exercisable into Subordinate Voting Shares granted during 2023 under the Equity Incentive Plan, with grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(3)	Amount represents cash retainers paid to Mr. Smullen during fiscal year 2023 for board service during the fourth quarter of 2022 and the first five months of 2023.

(4)

As non-employee directors, each of Ms. Nuñez and Mr. Hirsh earned an annual cash retainer of $50,000 and an annual cash retainer of $10,000 for their positions as chairs of the Compensation Committee and Audit Committee, respectively.

(5)	During fiscal year 2023, Mr. Mueller earned a pro-rata portion of the $50,000 annual cash retainer payable to all non-employee directors.

(6)	During fiscal year 2023, Mr. Smullen, as a non-employee director, received one grant of RSUs on June 1, 2023 exercisable for 85,911 Subordinate Voting Shares with a fair value on the grant date of $253,171 and which vests in four equal installments on each of the 12, 18, 24 and 30 month anniversaries of June 1, 2023, subject to continued service. Such grant of RSUs was forfeited when Mr. Smullen resigned from the Board in June 2023.

(7)

During fiscal year 2023, Ms. Nuñez received (i) one grant of RSUs on June 1, 2023 exercisable for 85,911 Subordinate Voting Shares with a fair value on the grant date of $253,171 and which vests in four equal installments on each of the 12, 18, 24 and 30 month anniversaries of June 1, 2023, subject to continued service and (ii) one grant of RSUs on June 1, 2023 exercisable for 34,908 Subordinate Voting Shares with a fair value on the grant date of $102,871 and which were fully vested as to 25% of the Award on June 1, 2023 and thereafter vests 25% on each 6-month anniversary of June 1, 2023, subject to continued service. The Board approved, and the Compensation Committee ratified, the grant of 34,908 RSUs under the Equity Incentive Plan to Ms. Nuñez as a special longevity grant, in addition to the annual grant of RSUs received by all directors. As of December 31, 2023, Ms. Nuñez’s Award of 85,911 RSUs remained unvested, and her Award of 34,908 RSUs had vested into 17,454 Subordinate Voting Shares.

(8)

During fiscal year 2023, Mr. Hirsh received one grant of RSUs on June 1, 2023, exercisable for 85,911 Subordinate Voting Shares with a fair value on the grant date of $253,171 and which vest in four equal installments on each of the 12-, 18-, 24- and 30-month anniversaries of June 1, 2023. As of December 31, 2023, Mr. Hirsh’s Award of 85,911 RSUs remained outstanding and unvested, and Mr. Hirsh had an additional 52,626 unvested RSUs outstanding and 17,541 Subordinate Voting Shares, which vested from RSU Awards granted prior to 2023.

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(9)

During fiscal year 2023, Mr. Mueller received one grant of RSUs on August 10, 2023, exercisable for 73,639 Subordinate Voting Shares with a fair value on the grant date of $217,007 and which vest in four equal installments on June 1, 2024 and each of the six month anniversaries thereafter, subject to continued service. As of December 31, 2023, Mr. Mueller’s Award of 73,639 RSUs remained outstanding and unvested, and he held no other equity in the Company. Mr. Mueller’s RSU grant represented a pro-rated annual RSU grant given to each of our non-employee directors.

(10)	In addition to his service as a director, Mr. Smullen served as the Company’s Executive Director of MÜV Enterprises until March 2023. Pursuant to his employment agreement with the Company, dated March 31, 2021, Mr. Smullen received his base salary of $100,000 until his retirement.

Elements of Director Compensation

The Compensation Committee reviews the compensation arrangements for our directors and recommends director compensation to the full Board. Board compensation for non-employee directors was comprised of an annual cash retainer, an additional cash retainer for the chairs of committees, and an annual grant of Company RSUs under the Equity Incentive Plan.

Cash Retainer

For fiscal year 2023, all non-employee directors received an annual cash retainer paid in equal installments quarterly, which for a full year of service was $50,000. In fiscal year 2023, Ms. Nuñez and Mr. Hirsh, both non-employee directors, received $50,000. Messrs. Brown, Mueller and Smullen received pro-rated portions of the annual cash retainer.

In addition, each chair of a committee receives an additional $10,000 cash retainer. In fiscal year 2023, Ms. Nuñez, as chair of the Compensation Committee, and Mr. Hirsh, as chair of the Audit Committee, received $10,000.

Neither of Messrs. Archos nor Tipton receive a cash retainer for their service on the Board.

RSU Grants

For fiscal year 2023, all non-employee directors received an annual RSU grant under the Equity Incentive Plan, which for a full year of service was $250,000. Each of Messrs. Hirsh and Smullen, who was no longer an employee at the time of the grant, and Ms. Nuñez received approximately $250,000 of RSUs on June 1, 2023. Mr. Mueller received a pro-rated grant of $217,007 at the time he joined the Board. Each of these grants of RSUs vest in equal installments on the 12-, 18-, 24- and 30-month anniversaries of June 1, 2023, subject to continued service. Mr. Brown did not receive such grant of RSUs as he was no longer on the Board on the grant date. Mr. Smullen forfeited his Award upon his resignation from the Board.

In addition to the annual RSU grants, the Board approved, and the Compensation Committee ratified, an additional special longevity grant of RSUs to Ms. Nuñez equal to approximately $100,000. This grant of RSUs vested 25% on June 1, 2023 and continues to vest on each 6 month anniversary thereafter.

Expenses

All directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings of the Board, committees of the Board or meetings of the shareholders of the Company. In addition, the Company maintains directors’ and officers’ insurance for the benefit of its officers and directors.

Employment Agreement with R. Michael Smullen

Mr. Smullen and the Company entered into an employment agreement with an effective date of February 11, 2021, the date of the Go Public Transactions (the “Smullen Employment Agreement”), pursuant to which Mr. Smullen served as the Executive Director of MÜV Enterprises. The Smullen Employment Agreement had an initial term of two years and automatically renewed for an additional one-year term. Mr. Smullen retired from his officer position with the Company effective as of March 31, 2023, at which time his employment term and the Smullen Employment Agreement terminated.

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Pursuant to the Smullen Employment Agreement, Mr. Smullen was entitled to a base annual salary of $100,000 and received a one-time signing bonus in the amount of $1,000,000 paid in cash. The Smullen Employment Agreement also provided for four separate performance bonuses for the 2021 and 2022 two-year period with an aggregate maximum payout of $13,500,000. Each performance bonus was payable 61.111% in cash and 38.889% in Proportionate Voting Shares, based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions. Subject to the achievement of the applicable performance goals, 25% of the aggregate amount of the performance bonuses was earned and payable following each of: (i) the first fiscal quarter of 2021; (ii) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021; (iii) the first fiscal quarter of 2022; and (iv) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022. The number of Proportionate Voting Shares payable in respect of the applicable performance period was equal to the volume weighted average price trading benchmark for the Subordinate Voting Shares on the trading day that was the third trading day prior to (and not including) the date of payment.

Under the Smullen Employment Agreement, Mr. Smullen was subject to restrictive covenants that survived the termination of the Smullen Employment Agreement, including a non-competition covenant and non-solicitation covenant for a period terminating on the third anniversary of the termination date along with restrictive covenants regarding confidentiality, works for hire and assignments of invention.

Compensation Committee Interlocks and Insider Participation

At all times during 2023, Cristina Nuñez served as a member and Chair of the Compensation Committee, and each of Edward Brown, Lawrence Hirsh and Charles Mueller served as members of the Compensation Committee for periods of time during 2023. Upon Mr. Brown’s resignation from the Board in February 2023, Mr. Hirsh was appointed as a member of the Compensation Committee and Mr. Mueller subsequently was appointed as a member of the Compensation Committee in August 2023. None of Ms. Nuñez, Mr. Brown, Mr. Hirsh or Mr. Mueller has relationships requiring disclosure with respect to related party transactions, as described above under the heading “Proposal No. 2—Election of Directors.”

None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as our director or on the Compensation Committee, during fiscal year 2023. None of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee, during fiscal year 2023.

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EXPENSES OF SOLICITATION

All costs incurred in the solicitation of proxies for the Meeting will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit proxies by telephone, email or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other Intermediaries for the forwarding of solicitation materials to the beneficial owners of Subordinate Voting Shares held of record by such persons, and the Company will reimburse such brokerage houses and other Intermediaries for their out-of-pocket expenses incurred in connection therewith.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the Company’s most recently completed fiscal year, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

ADDITIONAL INFORMATION AVAILABLE

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the SEC and by the CSA under NI 54-101, we may furnish this Proxy Statement and the Annual Report to our shareholders of record by providing access to those documents via the Internet instead of mailing printed copies. The Notice of Meeting you received regarding the Internet availability of our proxy materials provides instructions on how you can access our proxy materials for the Meeting and cast your votes for the proposals to be voted on at the Meeting via the Internet, by mail or as otherwise detailed on the voting instructions.

Websites Where Proxy Materials Are Posted

This Proxy Statement, the Annual Report and other proxy materials related to the Meeting are available for viewing, printing and downloading free of charge on our website at https://investors.verano.com, on our profile page on the SEC’s website at https://www.sec.gov and on our profile page on SEDAR+ at https://www.sedarplus.ca.

This Proxy Statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, the Notice of Meeting. Additional information about the Company and its consolidated financial statements are also available on the Company’s website at https://investors.verano.com, on its profile page on the SEC’s website at https://www.sec.gov and on its profile page on SEDAR+ at https://www.sedarplus.ca.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any matter, other than those described herein, which will be presented to our shareholders for consideration at the Meeting. Should any other and entitled matter requiring a vote of the shareholders properly come before the Meeting or any adjournment thereof, the proxy confers upon the persons named therein to vote the Subordinate Voting Shares represented by such proxy discretionary authority to vote the Subordinate Voting Shares represented by such proxy in accordance with their best judgment in the interest of the Company on such matters.

APPROVAL

The contents and the sending of this Proxy Statement have been approved by the Board.

DATED as of April 29, 2024
By Order of the Board of Directors

George Archos
Chair of the Board and Chief Executive Officer

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SCHEDULE “A”

VERANO HOLDINGS CORP.

AUDIT COMMITTEE CHARTER

Adopted Effective as of February 28, 2024

Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Verano Holdings Corp. (the “Company”) is to:

(1)	assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with financial, legal and regulatory requirements, (c) the independent auditor’s qualifications, independence and performance, and (d) the design, implementation and performance of the Company’s internal audit function;

(2)	prepare the Committee’s report to be included in the Company’s annual proxy statement (the “Audit Committee Report”); and

(3)	advise and consult with management and the Board regarding the financial affairs and risk management of the Company.

Composition

Size. The Committee will consist of a number of members as determined by the Board from time to time, subject to the applicable requirements, including the phase in rules, of the U.S. Securities and Exchange Commission (“SEC”), the Canadian Securities Administrators (“CSA”), Nasdaq Stock Market (“NASDAQ”) and Cboe Canada (“Cboe”), in each case, subject to reasonable grace periods and any grace period included in applicable law.

Qualifications. Each Committee member must have all of the following qualifications:

(1)	Independence. Each Committee member must meet the independence criteria of:

(a)	the NASDAQ rules, subject to the applicable NASDAQ phase-in rules,

(b)	Section 301 of the Sarbanes-Oxley Act of 2002 (“SOX”), and the rules promulgated thereunder by the SEC, including Rule 10A-3 of the Securities Exchange Act of 1934, subject to the applicable SEC phase-in rules,

(c)	the CSA rules, including any independence requirements in National Instrument 52-110,

(d)	the Cboe rules, and

(e)	any other applicable legal requirements.

(2)	Financial Literacy and Expertise. Each Committee member must be financially literate (within the meaning of NASDAQ rules and National Instrument 52-110) or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, the Committee will comply with CSA, SEC, Cboe and NASDAQ rules, including phase-in rules, regarding one or more members of the Committee being an audit committee financial expert within the meaning of Section 407 of SOX and the rules promulgated thereunder by the SEC. The Board will determine, in its business judgment, whether a member is financially literate and whether at least one member has the requisite accounting or financial expertise and meets the audit committee financial expert criteria.

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(3)	Compensation. Each Committee member may only receive as compensation from the Company (a) director’s fees (which includes all forms of compensation paid to directors of the Company for service as a director or member of a Board committee) and (b) pension payments or other deferred compensation for prior service, provided that such compensation is not in any way contingent on continued service.

(4)	Limitation on Service on Other Public Company Audit Committees. If a Committee member simultaneously serves on the audit committee of more than three public companies (including the Company), the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. The Company will disclose any such determination on its website or in its annual proxy statement or as otherwise required by law or regulation.

Selection. The Board will select the members and the Chair of the Committee. Each Committee member and Chair will serve at the pleasure of the Board and for such term as the Board may decide or until such Committee member is no longer a Board member.

Duties and Responsibilities

The Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements. The independent auditor reports directly to the Committee.

The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, including the resolution of disagreements between management and the Company’s independent auditor.

The duties and responsibilities of the Committee include the following:

Independent Auditors

(1)	Retain the Independent Auditor. The Committee has the sole authority to:

(a)	retain and terminate the Company’s independent auditor,

(b)	approve all audit engagement fees, terms and services, and

(c)	approve any non-audit engagements with the Company’s independent auditor.

The Committee will exercise this authority in a manner consistent with the requirements of the CSA and Sections 201, 202 and 301 of SOX and the rules promulgated thereunder by the SEC.

(2)	Establish Guidelines and Procedures for Approval of Non-audit, Audit, Audit-Related, Tax and Other Services. The Committee will approve guidelines for the retention of and fees paid to the independent auditor for any non-audit services and establish procedures for the advanced approval of audit, audit-related, tax, and other services provided to the Company or any of its subsidiaries by the independent auditor. The Committee may delegate the authority to grant any pre-approvals to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting and subject to applicable law and rules.

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(3)	Review and Discuss the Auditor’s Quality Control. The Committee will, at least annually, obtain, review and discuss a report by the independent auditor describing:

(a)	the audit firm’s internal quality-control procedures,

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and

(c)	any steps taken to deal with any such issues.

(4)	Review and Discuss the Independence of the Auditor. In connection with the retention of the Company’s independent auditor, the Committee will, at least annually, review and discuss the information provided by management and the auditor relating to the independence of the auditor, including, among other things, information related to the non-audit services provided and expected to be provided by the auditor.

The Committee is responsible for:

(a)	ensuring that the independent auditor submits at least annually to the Committee a formal written statement delineating all relationships between the auditor and the Company consistent with applicable independence standards,

(b)	actively engaging in a dialogue with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor, and

(c)	taking appropriate action in response to the auditor’s report to satisfy itself of the auditor’s independence.

(5)	Rotation of Lead Audit Partner and Evaluate Rotation of the Audit Firm. The Committee will, at least annually, review and evaluate the lead partner of the independent auditor and take such steps as may be required by law with respect to the regular rotation of the audit partner serving on the Company’s audit engagement team. The Committee will further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

(6)	Set Hiring Policies. The Committee will determine hiring policies for employees or former employees of the independent auditor, which include the restrictions set forth in Section 206 of SOX and the rules promulgated thereunder by the SEC and any requirements of the CSA.

(7)	Review and Discuss the Audit Plan. The Committee will review and discuss with the independent auditor the plan for, and the scope of, the annual audit and other examinations, including responsibilities, the adequacy of staffing and the audit budget.

(8)	Review and Discuss Conduct of the Audit. The Committee will regularly review and discuss with the independent auditor the matters required to be discussed pursuant to applicable auditing standards, relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including:

(a)	any restrictions on audit scope or on access to requested information;

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(b)	any disagreements with management; and

(c)	significant issues discussed with the independent auditor’s national office.

The Committee will decide all unresolved disagreements between management and the independent auditor regarding financial reporting. Among the items the Committee may want to review with the independent auditor are: any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise); any communications between the Company’s audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

Financial Statements, Financial Reporting and Internal Controls

(9)	Review and Discuss Financial Statements and Disclosures. The Committee will meet to review and discuss with appropriate officers of the Company and the independent auditor the annual audited and quarterly financial statements of the Company, including:

(a)	the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations, as required by the CSA, Cboe and the SEC, and the applicable disclosures regarding internal controls and other matters required to be reported to the Committee under applicable legal, regulatory and Cboe and NASDAQ requirements. The Committee will make a recommendation to the Board whether or not the annual audited financial statements should be filed with the CSA, Cboe and included in the Company’s Form 10-K for the last fiscal year for filing with the SEC.

(10)	Review and Discuss the Audit Results. The Committee will review and discuss with the independent auditor:

(a)	the report of its annual audit, or proposed report of its annual audit,

(b)	material written communications between the independent auditor and management provided by the independent auditor to the Committee,

(c)	the reports of its reviews of the Company’s interim financial statements, and

(d)	the reports of the results of such other examinations outside of the course of the independent auditor’s normal audit procedures that the independent auditor may from time to time undertake.

The foregoing includes the reports required by the CSA, Cboe and Section 204 of SOX and the rules promulgated thereunder by the SEC and, as appropriate, a review of:

(A)	major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and (ii) the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies,

(B)	analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative U.S. Generally Accepted Accounting Principles (“GAAP”) methods on the financial statements, and

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(C)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

(11)	Obtain Assurances Regarding Illegal Acts. The Committee will obtain assurance from the independent auditor that in the course of conducting the audit, there have been no illegal acts detected or that have otherwise come to the attention of the auditor that require disclosure to the Committee under the rules of the CSA, Cboe or Section 10A(b) of the Exchange Act. Notwithstanding the foregoing, conducting cannabis operations in violation of U.S. federal law will not be deemed to require such assurances with respect to applicable U.S. federal laws.

(12)	Approve, Review and Discuss Earnings Releases and Investor Presentations. The Committee will approve, review and discuss annual and quarterly earnings and press releases containing financial information, forward-looking financial statements, and/or information related to material transactions, including the type and the form of presentation of information to be included in the Company’s press releases, as well as the financial information and any earnings guidance provided to analysts and rating agencies, prior to the issuance of such press release. The Committee will approve, review and discuss all presentation materials to be used by the Company at investor conferences that contain financial information, forward-looking statements or information relating to material transactions prior to release. Any such approval will include, if applicable, any approval of particular financial information required by the Company’s External Communication and Fair Disclosure Policy.

(13)	Review of Public Disclosure of Financial Information. For all public disclosure of the Company’s financial information extracted or derived from its financial statements and not covered in Item 8 and Item 12 above, the Committee will ensure that the Company has adequate procedures in place for the review of such disclosures and will periodically assess the adequacy of such procedures and will consider any recommendations for changes to such procedures as presented in accordance with the Company’s Corporate Disclosure Policy.

(14)	Non-GAAP Financial Measures. The Committee will review and discuss the type and the form of presentation of non-GAAP financial measures to be included in the Company’s filings with the CSA, the SEC or Cboe, including in earnings releases and investor presentations.

Internal Audit Function

(15)	Internal Audit Function. The Committee will review and discuss with management the establishment and design of an internal audit function for the Company.

(16)	Establish and Assess Procedures for Complaints Regarding Financial Statements or Accounting Policies. The Committee will establish and periodically assess the Company’s procedures for:

(a)	the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and

(b)	the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters as required by Section 301 of SOX and the rules promulgated thereunder by the SEC.

The Committee will discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company’s financial statements or accounting policies.

(17)	Discuss with Chief Legal Officer Matters Regarding Financial Statements or Compliance Policies. The Committee will discuss legal matters that may have a material impact on the financial statements or the Company’s compliance policies with the Company’s Chief Legal Officer or outside legal counsel.

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(18)	Review and Discuss Internal Audit Plans. The Committee will review and discuss with the Chief Financial Officer and others who may be designated as being responsible for the internal audit function the plans for and the scope of internal audit activities. The Committee will also review periodically the design, objective changes or resource updates regarding the internal audit function.

(19)	Review and Discuss Internal Audit Reports. The Committee will review and discuss with those who may be designated as responsible for the internal audit function the annual report of the internal audit activities, examinations and results thereof if such report is required by the SEC, the CSA or other applicable law. The Committee should also periodically review with those who may be designated as responsible for the internal audit function any significant difficulties, disagreements with management, or scope restrictions encountered.

(20)	Review and Discuss the Systems of Internal Accounting Controls. The Committee will review and discuss with the independent auditor, the Chief Financial Officer, those who may be designated as responsible for the internal audit function, the Chief Legal Officer and, if and to the extent deemed appropriate by the Chair of the Committee, members of their respective staffs, the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices, including, as may be applicable, the disclosures regarding internal controls and matters required to be reported to the Committee by the CSA or Sections 302 and 404 of SOX and the rules promulgated thereunder by the SEC.

(21)	Review and Discuss the Recommendations of the Independent Auditor. The Committee will review and discuss with the Chief Financial Officer and those who may be designated as responsible for the internal audit function recommendations made by the independent auditor and those who may be designated as responsible for the internal audit function, as well as such other matters, if any, as such persons or management of the Company may desire to bring to the attention of the Committee.

Ethical and Legal Compliance and Risk Management

(22)	Discuss Risk Management Policies. The Committee will coordinate with and assist the Board in overseeing the Company’s management of risk, including the Company’s processes for identifying, reporting and managing risks. The Committee will discuss risk assessment and risk management with respect to the Company’s exposure to risk. In particular, at least annually, the Committee will review and discuss the process by which management of the Company assesses and manages risks and will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. Where the Board as a whole (directly or through other Board committees) has processes in place to oversee the management and assessment of non-financial risks, then the Committee need not replace them but may review said processes in a general manner in its discretion. The Committee will also review the risk register included in the Company’s Risk Management Guidelines from time to time.

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(23)	Obtain Reports Regarding Conformity with Legal Requirements and the Company’s Code of Business Conduct and Ethics. The Committee will periodically obtain reports from management and the independent auditor that the Company is in conformity with applicable legal requirements and the Company’s policies regarding business conduct and ethics, including matters with a significant impact on the Company’s financial statements. The Committee should periodically advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s policies regarding business conduct and ethics.

(24)	Discuss Legal Affairs. The Committee will periodically discuss with management and the independent auditor the Company’s legal affairs, including:

(a)	any actions taken by, and correspondence with, any governmental authorities,

(b)	any governmental matters that may have a material impact on the Company, and

(c)	any other significant outstanding legal matters involving the Company or any its subsidiaries that may have a material impact on the Company’s financial statements or the Company’s compliance policies.

(25)	Perform Functions of a Qualified Legal Compliance Committee. The Committee will also function as a qualified legal compliance committee (a “QLCC”) within the meaning of SEC rules governing the conduct of attorneys appearing and practicing before the SEC. In its capacity as a QLCC, the Committee will receive any reports of material violations of the securities laws, breach of fiduciary duty or other statutory duties or similar violations governed by such rule from attorneys representing the Company, including in-house counsel (“QLCC Reports”). The Committee may take such actions as may be permitted or required of a QLCC under applicable law, which may include the making of inquiries and investigations in response to any QLCC Reports, directing the Company to take such remedial action as the Committee deems necessary or appropriate, and providing such notifications to the SEC as may be required by law.

(26)	Administration of Related Party Transaction Policy. The Committee will perform all duties prescribed to it in the Company’s Related Party Transaction Policy, including, but not limited to, approval or ratification of a related party transaction in accordance with such policy.

(27)	Approve Conflicts of Interest. As detailed in the Company’s Code of Conduct and Business Ethics, the Audit Committee will be responsible for approving any conflict of interest or potential conflict of interest related to an executive officer of the Company.

(28)	Supervise Administration of Whistleblower Policy. The Committee will supervise the Company’s legal department’s administration of the Company’s Whistleblower Policy, and will perform all other actions required of the Committee, as applicable, included in the Company’s Whistleblower Policy.

Other

(29)	Prepare Audit Committee Report. The Committee will prepare, with the assistance of management, the independent auditor and outside legal counsel, the Audit Committee Report to be included in the Company’s annual proxy statement and circular to be distributed to the Company’s shareholders.

(30)	Board Reports. The Committee will report its actions and any recommendations to the Board after each Committee meeting. The Committee will review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with financial, legal or regulatory requirements, the performance and independence of the Company’s independent auditor, or the internal audit function.

(31)	Review and Discuss Other Matters. The Committee will review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above. Additionally, the Committee will advise and consult with management and the Board from time to time in their discretion or as requested by management or the Board on other financial issues affecting the Company including matters such as capital structure, dividend policy, credit ratings and pension obligations.

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Meetings

The Committee will meet as frequently as necessary to carry out its responsibilities under this Charter. The Committee Chair will, in consultation with the other members of the Committee, the Company’s independent auditor and the appropriate officers of the Company, establish the agenda for each Committee meeting. Each Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chair or a majority of the Committee members may call a Committee meeting at any time. A majority of the number of Committee members will constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance will be the act of the Committee, unless a greater number is required by law or the Company’s articles. The Committee Chair will supervise the conduct of the meetings and will have other responsibilities as the Committee may specify from time to time.

The Committee may request any officer of the Company or any representative of the Company’s advisers or independent auditor to attend a meeting of the Committee or to meet with any members or representatives of the Committee. The Committee will meet with the Company’s management, any persons who may be designated as responsible for the internal audit function and the independent auditor periodically in separate private sessions to discuss any matter that the Committee, management, the independent auditor or such other persons believe should be discussed privately.

Action by Written Consent

Subject to the Company’s Articles and British Columbia and other applicable laws, in lieu of a meeting the Committee may carry out its responsibilities under this Charter by written consent, provided that such consent is signed by all members of the Committee.

Delegation

The Committee may, in its discretion, delegate specific duties and responsibilities to a subcommittee or an individual Committee member, to the extent permitted by applicable law.

Resources and Authority

The Committee will have the appropriate resources and authority to discharge its responsibilities and carry out its duties as required by law, including the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisers, experts or consultants as it determines necessary or appropriate to carry out its duties. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

The Company will provide for appropriate funding, as determined by the Committee, for payment of:

(a)	compensation to the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company,

(b)	compensation to independent counsel and any other advisors, experts or consultants employed by the Committee, and

(c)	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Annual Review

At least annually, the Committee will:

(a)	review this Charter with the Board and recommend any changes to the Board, and

(b)	evaluate its performance against the requirements of this Charter and review this evaluation with the Board.

The evaluation will include the goals and objectives of the Committee for the upcoming year. The Committee will conduct its review and evaluation in such manner as it deems appropriate.

Other

For purposes of this Charter, the terms “management,” “officers,” “Chief Legal Officer,” “those that may be designated as responsible for the internal audit function” and “in house counsel” include individuals that are employed by a subsidiary or affiliate of the Company.

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APPENDIX A

NON-GAAP RECONCILIATIONS

VERANO HOLDINGS CORP.

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Non-U.S. GAAP, Unaudited)

	For the Year Ended,
	December 31, 2023	December 31, 2022
($ in thousands)
Net Cash Provided by Operating Activities	$109,710	$94,347
Purchase of property, plant, and equipment	(36,330)	(119,174)
Free Cash Flow	$73,380	$(24,827)

VERANO HOLDINGS CORP.

Reconciliation of Net Loss to EBITDA (Non-U.S. GAAP, Unaudited)

	For the Year Ended,
	December 31, 2023	December 31, 2022
($ in thousands)
Net Loss Attributable to Verano Holdings Corp. & Subsidiaries	$(117,348)	$(269,164)
Interest Expense, net	59,793	49,431
Income Tax Expense (Benefit)	145,146	105,470
Depreciation and Amortization - COGS	73,851	78,120
Depreciation and Amortization - SG&A	67,282	63,267
Earnings (Loss) Before Interest, Taxes, Depreciation and Amortization (EBITDA)	$228,724	$27,124

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VERANO HOLDINGS CORP.

Reconciliation of Net Loss to EBIT (Non-U.S. GAAP) and Adjusted EBITDA (Non-U.S. GAAP, Unaudited)

	For the Year Ended,
	December 31, 2023	December 31, 2022
($ in thousands)
Net Loss Attributable to Verano Holdings Corp. & Subsidiaries	$(117,348)	$(269,164)
Interest Expense, Net	59,793	49,431
Income Tax Expense	145,146	105,470
Earnings Before Interest, Taxes (EBIT)	$87,591	$(114,263)

COGS Add-backs:
Depreciation and Amortization - COGS	73,851	78,120
Acquisition, Transaction and Other Non-operating Costs	—	20,804
Employee Stock Compensation	2,669	8,003

SG&A Add-backs:
Depreciation and Amortization - SG&A	67,282	63,267
Acquisition, Transaction and Other Non-operating Costs	2,177	22,224
Employee Stock Compensation	10,561	31,051

Impairment - Goodwill, License & Fixed Assets	51,617	229,182

Acquisition Adjustments and Other Income (Expense), net	9,123	(14,821)

Adjusted EBITDA	$304,871	$323,567
Net Loss Margin	(13)%	(31)%
Adjusted EBITDA Margin	32%	37%

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VERANO™

Form of Proxy – Annual General Meeting to be held on June 20, 2024

ODYSSEY
Trader's Bank Building
702, 67 Yonge Street
Toronto ON M5E 1J8

Appointment of Proxyholder
I/We being the undersigned holder(s) of **Verano Holdings Corp.** hereby appoint **Darren Weiss** or failing this person, **George Archos**

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the **Annual General Meeting** of Shareholders of **Verano Holdings Corp.** The Meeting will be held in a virtual, audio only, online format conducted via live webcast online at: **https://web.lumiconnect.com/#/236148521** on **June 20, 2024,** at **9:30 a.m. (Central Time)** or at any adjournment thereof.

2. **Election of Five Directors for the forthcoming year.**

	For	Withhold
a. George Archos	☐	☐
b. Lawrence Randall Hirsh	☐	☐
c. Charles Mueller	☐	☐
d. Cristina Nuñez	☐	☐
e. John Tipton	☐	☐

4. **Frequency of Executive Compensation Vote.** The recommendation, on a non-binding advisory basis, of the frequency (every year, two years or three years) that the Company will hold a non-binding advisory shareholder vote to approve the compensation paid to the Company's named executive officers. — 1Year ☐ 2Years ☐ 3Years ☐ Abstain ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, **this Proxy will be voted by the proxyholder FOR the election of the director nominees listed above, FOR proposals 1, 3 and 5 and ONE YEAR for proposal 4.**

Signature(s):

Date

MM / DD / YY

Interim Financial Statements – Check the box to the right if you would like to **RECEIVE** interim financial statements and accompanying Management's Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

Annual Financial Statements – Check the box to the right if you would like to **RECEIVE** the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

This form of proxy is solicited by and on behalf of Management. Proxies must be received by 9:30 a.m. (Central Time), on Tuesday, June 18, 2024.

Notes to Proxy

1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by the Company.

To Vote Your Proxy Online please visit:
https://vote.odysseytrust.com

You will require the CONTROL NUMBER printed with your address to the right.

You can attend the meeting virtually by visiting https://web.lumiagm.com and entering the meeting ID 236-148-521. For further information on the virtual Meeting and how to attend it, please view the management information circular and proxy statement of the Company. The Meeting Password will be: "verano2024" case sensitive.

If you vote by Internet, do not mail this proxy.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.